SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Amendment No. 1

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MUSTANG GEOTHERMAL CORP

(Name of Registrant as Specified in its Charter)

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Date Filed: July 31, 2012

MUSTANG GEOTHERMAL CORP

10580 N. McCarran Blvd., Building 115 – 208

Reno, NV 89503

(775) 747-0667

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

NOTICE OF ACTION TAKEN BY WRITTEN RESOLUTION OF

SHAREHOLDERS OF RECORD

ON MARCH 8, 2012

(WITHOUT A STOCKHOLDER MEETING)

To the Stockholders of MUSTANG GEOTHERMAL CORP:

NOTICE IS HEREBY GIVEN that the management of MUSTANG GEOTHERMAL CORP, a Nevada Corporation (the "Corporation"), solicited votes from four (4) selected shareholders of record (the "Selected Shareholders") as of February 15, 2012, holding a total of 21,625,000 shares amounting to 63% of the issued and outstanding shares eligible to cast votes, to consider and act upon:

1.

The Directors' proposal to amend the Corporation's Articles of Incorporation to change the Corporation's name from MUSTANG GEOTHERMAL CORP  to DAKOTA TERRITORY RESOURCE  CORP; and,

2.

The Directors' proposal to effect a reverse stock split of the Company’s total issued and outstanding shares of stock on the basis of 10 for 1, with a corresponding amendment to the Corporation's Articles of Incorporation. The total authorized capital shall remain the same.

These Selected Shareholders approved the above corporate actions in a written resolution. However, the Corporation's management does not intend to take any corporate action to enact these resolutions until such time as it has fulfilled its obligations under the rules and regulations of the Securities and Exchange Commission. Therefore, management will be sending this notice to you upon the filing of a Definitive Form 14C with the Securities and Exchange Commission. PROXIES ARE NOT BEING SOLICITED as management has received sufficient votes to approve the above corporate actions. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate actions will become effective on the filing of a certificate of amendment to our articles of incorporation with the Secretary of State of Nevada, which filing will occur at least 20 days after the date of the mailing of the Form 14C Definitive Proxy Statement. The approximate date on which the Definitive Form 14C information statement will be mailed to security holders is July 23, 2012 or as soon thereafter as the Company files its Form 14C Definitive Proxy Statement with the Securities and Exchange Commission (the “SEC”).

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 78.370 of the Nevada General Corporation Law.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO STOCKHOLER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THIS FILING. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Richard Bachman

Richard Bachman, Chairman and Chief Executive Officer

Reno, NV

July 6, 2012

INFORMATION STATEMENT

REGARDING CORPORATE ACTIONS

APPROVED ON MARCH 8, 2012

Item 1. Information Required by Items of Schedule 14A.

Summary Term Sheet

The following is a summary of the principal terms of the Common Stock Share Exchange Agreement between the Company and North Homestake Mining Company. This summary does not contain all information that may be important to you. We encourage you to read this information statement carefully in its entirety, including the information contained in the appendices and the documents we have incorporated into this information statement.

On March 9, 2012, the Company reported that it had entered into a material definitive agreement not made in the ordinary course of its business. This disclosure was made to the SEC on Form 8-K. You may view this filing on the Company’s Edgar site located at http://www.sec.gov, and by searching for the Company’s Edgar file. Additionally, the Company coincidentally published a press release announcing its entrance into the material definitive agreement. This news release may be viewed at http://prnewswire.com.

BACKGROUND OF THE MATERIAL DEFINITIVE AGREEMENT

Since inception, the Company has been primarily engaged in the acquisition and exploration of uranium and geothermal properties. To date, the Company has not yet realized any revenues from operations, and reported a cumulative loss from operations of $13,596,877 from February 2, 2002 – the Company’s inception date, to the fiscal year ended March 31, 2012.  Currently, the Company is not actively exploring its four project areas in state of Nevada and seven projects areas in Peru for geothermal energy resources due to the lack of adequate financing.

In order to maintain its operations, the Company has had to rely upon funding in the form of notes payable, convertible notes payable and a line of credit that for the fiscal year ended March 31, 2012 amounted to $1,514,904.

In its most recent annual report filed on Form 10-K for the fiscal year ended March 31, 2012, the Company reported that its continuation as a going concern was dependent upon the ability of the Company to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. To date, the Company has not arranged for reasonably agreeable financing comporting with prudent business judgment.

It is against this backdrop that the Company, by and through its board of directors consisting of  Richard Bachman, Gerald Abele and Gerry Berg, considered available options that would address the Company’s financial condition and its operations. Mr. Bachman and Mr. Aberle, notified the Company that they were the sole shareholders, officers and directors in North Homestake Mining Company, a Nevada corporation that possessed mining rights to 1600 acres known as the "Blind Gold Property" located approximately 3 miles northwest of the historic Homestake Gold Mine in South Dakota, which before closing in 2002, had produced over 40 million ounces of gold.

Mr. Bachman’s professional background included 22 years working with the now closed Homestake Mining Company from 1980 to 2002 in various capacities ranging from exploration to mine operations. Mr. Bachman was also Homestake Mining Company’s Regional Geologist for Peru where he directed a staff of 10 and refocused Homestake’s existing exploration program, which resulted in the evaluation of 83 properties in 24 months and yielded one new discovery. From 2001 to 2002, he was Homestake’s Regional Geologist, International Special Projects, where he designed and successfully implemented reconnaissance programs in southern Argentina that resulted in the evaluation of 63 properties with five advancing and the coordination and field review of 22 properties.

Mr. Aberle’s resume also included 22 years with Homestake Mining Company at the Homestake gold mine in Lead, S.D. Mr. Aberle's mining background included extensive engineering, operations management and project management experience. Over the past 14 years, Mr. Aberle consulted in the mining, underground construction and minerals exploration business for clients including Homestake Mining Co., Barrick Gold Corp., the State of South Dakota and the University of Washington in connection with the planning and development of the National Science Foundation's national deep underground science and engineering laboratory.

The Company undertook a review of the desirability and feasibility of acquiring North Homestake’s “Blind Gold Property.” Mr. Bachman and Mr. Aberle presented to the Company information and their own professional and practical opinions concerning the opportunity for the Company to find gold on the “Blind Gold Property” based upon historical, geological and topographical information Mr. Bachman and Mr. Aberle studied.

Mr. Bachman and Mr. Aberle notified the Company that they are related parties in that each man is an officer and director of North Homestake, who also control all of North Homestake’s issued and outstanding shares, while contemporaneously holding positions as directors and officers of the Company.

The Company’s board, that also included Mr. Gerry Berg-a person who was not a related party, conducted a study and consideration of the opportunity presented in the “Blind Gold Property.” The Company’s board considered whether the possible acquisition of the “Blind Gold Property” was desirable and concluded that the acquisition fell squarely within the ambit of the Company’s business category of mining; and, that the opportunity appeared to present a valuable asset that could reasonably and foreseeably, in an exercise of prudent business judgment, result in returning value to the Company’s shareholders.

Finding it a desirable acquisition, the question for the Company then turned to how to finance the acquisition in a feasible responsible manner. Given the Company’s financial condition, as  described above (and to which readers are directed to carefully review the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2012), the Company quickly determined that it had no cash to offer as consideration, and could not obtain financing to obtain such cash consideration.

The Company’s overall deleterious financial condition led to a discussion of whether the Company could acquire the “Blind Gold Property” using common stock as consideration. The Company exercised reasonably prudent business judgment by weighing the Company’s present financial and operational position against the opportunity presented in the “Blind Gold Property” acquisition, and negotiated in good faith and in full disclosure concerning related parties to agreeable terms for a common stock share exchange, resulting in the Company’s acquisition of all of the outstanding common stock of North Homestake and the Company’s acquisition of the “Blind Gold Property” leases, conditioned on the Company conducting a 10 for 1 reverse split of its common stock, and changing its name to Dakota Territory Resource Corp. Thereafter, the Company would issue to North Homestake’s two shareholders: Mr. Richard Bachman and Mr. Gerald Aberle, fifteen million shares each of the Company’s post reverse split common stock in exchange for all of the outstanding shares of North Homestake and the assumption of North Homestake’s business including the “Blind Gold Property.” The Company’s board of directors unanimously agreed to these terms along with North Homestake’s board of directors, and North Homestake’s shareholders representing 100% of its issued and outstanding shares who approved entering into the transaction on these terms.

The Company’s board of directors then called, consistent with its bylaws, a special meeting of its shareholders to authorize terms for the acquisition. On March 8, 2012, shareholders constituting 21,625,000 shares, or approximately 63% of the total common shares issued and eligible to cast votes, voted to approve and authorize the Board of Directors of the Company to, consistent with the terms of the negotiated common stock share exchange agreement, to:

1. Implement a 10:1 reverse split on all of the common shares of Mustang;

2. Change the name of the Company to Dakota Territory Resource Corp, and apply for a new ticker symbol; and

3. Acquire all of the issued and outstanding common shares of North Homestake Mining Company (North Homestake), a Nevada Corporation, in exchange for issuing to North Homestake’s two shareholders: Mr. Bachman and Mr. Aberle, fifteen million shares each of the Company’s post reverse split common stock, subject to the terms and conditions of a material definitive agreement between the Company and North Homestake dated March 8th, 2012, or as amended by the Company and North Homestake prior to closing, which is set for March 31, 2012, or as soon as is legally practicable thereafter, taking into consideration regulatory review and approval of the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Company shareholders voting for the Company’s entry into the common stock share exchange agreement, and its terms including the 10 for 1 reverse split, the name change and the issuance of post split shares of common stock consistent with the terms of the common stock share exchange were:

DAKOTA RESOURCE HOLDINGS, LLC

Ms. Lindsey Aberle , 1303 Silverbrook Lane

Spearfish SD 57783.

Ms. Aberle is the sole owner with voting and investment power of 100% of the issued and outstanding shares of Dakota Resource Holdings, LLC, that controls 2,600,000 shares of the Company’s common stock eligible to vote by person or by proxy;

GENOA ENERGY RESOURCES LTD

Mr. Brent Lappin, 1894 US HIGHWAY 50E, STE 4-630

CARSON CITY NV 89701-3202

Mr. Lappin is the sole owner with voting and investment power of 100% of the issued and outstanding shares of Genoa Energy Resources, Ltd. that controls 12,400,000 shares of the Company’s common stock eligible to vote by person or by proxy.

MINERA CERRO EL DIABLO, INC

Ms. Catherine Barcomb, 59 DAMONTE RANCH PKWY, STE 209

RENO, NV 89521

Ms. Barcomb is sole owner with voting and investment power of 100% of the the issued and outstanding shares of Minera Cerro El Diablo, Inc., that controls 4,125,000 shares of the Company’s common stock eligible to vote by person or by proxy;

MINERA, INC

Amer Smailbegovic, 216 LEMMON DR STE 166

RENO, NV 89506-8701

Mr. Smailbegovic is sole owner with voting and investment power of 100% of the issued and outstanding shares of  Minera, Inc., that controls 2,500,000 shares of the Company’s common stock eligible to vote by person or by proxy.

SIGNIFICANCE OF THE TRANSACTION ON THE COMPANY AND ITS SHAREHOLDERS

Prior to the closing of the common stock share exchange agreement, the Company had issued and outstanding shares of 34,492,057. The result of the reverse split will significantly and materially decrease the ownership of current shareholders, such that for every ten shares a present shareholder now owns, they will receive one share post split. The Company estimates that the total issued and outstanding shares of the Company post split will be approximately 3,449,206.

Consistent with the terms of the common stock share exchange agreement, the Company will issue fifteen million shares each to Mr. Richard Bachman and Mr. Gerald Aberle after the reverse split occurs. Presently neither Mr. Bachman nor Mr. Aberle own in excess of 5% of the Company’s common stock.

By completing the transaction, and considering the effect of the reverse split on present shareholders and their proportionate ownership interests, and the subsequent issuance of fifteen million shares each to Mr. Richard Bachman and Mr. Gerald Aberle after the reverse split, Messrs. Bachman and Aberle will control 89.08% of the issued and outstanding shares of the Company, where their prior ownership of the Company was not significant.

ADDITIONAL SIGNIFICANT CONSEQUENCES OF THE TRANSACTION

DILUTION TO PRESENT SHAREHOLDERS

Aside from the foregoing, you should take note that the issuance of a total of thirty million post split shares to Mr. Bachman and Mr. Aberle will further dilute both the equity interests and the earnings per share, if any, of existing holders of the common stock post split. When the consummation of the common stock share exchange agreement occurs, all of the Company’s shares so issued will have voting and other rights identical to those of the currently authorized shares of common stock.

As noted, as a result of the closure of the common stock share exchange agreement dilution, will occur to our present shareholders. However, it is the business judgment of our Board of Directors that any dilution to our present shareholders is mitigated by the quality and potential of the business opportunities presented by acquiring the “Blind Gold Property.”

ANTI-TAKE OVER – CORPORATE CONTROL

In addition to the corporate purposes discussed herein, the consummation of the common stock share exchange agreement, and the resulting reverse split and issuance of thirty million post split common shares to Mr. Bachman and Mr. Aberle may, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company as the result of Mr. Bachman and Mr. Aberle controlling 89.08% of the issued and outstanding shares of the Company eligible to vote post split. Additionally, the post split shares issued to Mr. Bachman and Mr. Aberle may have the effect of permitting the Company’s current management, including the current Board of Directors consisting in part of Mr. Bachman and Mr. Aberle, to retain their position, and place them in a better position to resist changes that other minority shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. Inasmuch as Mr. Bachman and Mr. Aberle will own common stock representing 89.08% of the issued and outstanding common stock of the Company post split, they will be able to elect all of the Company’s directors at a general or special meeting.  There is no cumulative voting to give a minority shareholder the right to elect a director. This may also have an anti-takeover effect.  Similarly, the Company’s Articles provides for indemnification of directors, officers, employees or agents of the Company to the fullest extent permitted by Nevada law pursuant to NRS 78.502 and NRS 78.751, as well as successor provisions.  Such indemnification could enable the Company’s board of directors, including Mr. Bachman and Mr. Aberle, to take actions that would discourage a third party takeover attempt with impunity; other than a lawsuit by or in the right of the Company, for which indemnification is not available. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors did not approve the transaction with the intent that it be utilized as a type of anti-takeover device.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on February 15, 2012 of the Company, with respect to written consents of the Company taken by its board of directors and a majority of its shareholders eligible to vote on March 8, 2012, which consents provide that the Company shall have the authority to amend its articles of incorporation to (i) change the name of the Company to Dakota Territory Resource Corp and (ii) to affect a ten for one reverse stock split of its common stock (the “Actions”). In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the corporate actions as soon as possible, the Company decided to proceed with the corporate actions by obtaining the written consent of stockholders holding a majority of the voting power of the Company. This Information Statement will be mailed or furnished to the stockholders of the Company after the filing of the Definitive 14C with the Securities and Exchange Commission. The actual closing of the Common Stock Share Exchange Agreement and the amendments to the Company’s Articles of Incorporation with the Secretary of State of Nevada will occur at least 20 days thereafter.

On what corporate matters did the principal stockholders vote?

Principal stockholders holding a 63.00% majority of the issued and outstanding voting capital stock of the Company required to vote on the Actions as of February 15, 2012 (the “Record Date”) voted for and approved the following:

•

For the approval of an amendment to the articles of incorporation of the Company to change the name of the Company to Dakota Territory Resource Corp; and,

•

For the approval of an amendment to the articles of incorporation of the Company to affect a ten for one reverse stock split of its common shares.

What vote is required to approve the Actions?

In order to amend the articles of incorporation of the Company to authorize the Actions, the affirmative vote of a majority of the voting capital stock is required.  On March 8, 2012, majority stockholders of the Company voted in favor of the Actions.  Under Section 78.320 of the Nevada Revised Statutes, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.  Because principal stockholders entitled to cast a vote representing 21,625,000 shares of Common Stock (which shares are equal to 63.00% of the total issued and outstanding voting capital stock of the Company on the Record Date), no action by the minority stockholders in connection with the Actions is required.

Effective Date of the Amendments

The name change of the Company and the reverse stock split will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with the Secretary of State of Nevada.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Actions may not become effective until a date that is at least 20 days after the date on which the Definitive Information Statement on Form 14C has been mailed to the stockholders of the Company.

Dissenters' Right of Appraisal

No dissenters’ or appraisal rights are available to our stockholders under the Nevada General Corporation Law in connection with the actions.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Actions.  The principal stockholders that have consented to the Actions hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Actions.

ACTIONS TAKEN BY THE COMPANY

Introduction

The Company’s current Certificate of Incorporation provides for an authorized capitalization consisting of 300,000,000 shares of common stock, $0.001 par value (the “Common Stock”), and 10,000,000 shares of Preferred Stock. As of February 15, 2012, the Registrant had 34,492,057 outstanding shares of Common Stock and no shares of Preferred Stock outstanding. The Name Change Proposal seeks to amend the Company’s Articles of Incorporation to change the name of the Company to Dakota Territory Resource Corp, and to amend the Company’s Articles of Incorporation to affect a ten for one reverse stock split of the Company’s common stock. No proposal or action of the Company concerns the Preferred Stock authorized by the Company’s Articles of Incorporation. The majority shareholders of the Company have signed an Action by Majority Shareholders’ Consent without a Meeting pursuant to Nevada Revised Statutes 78.320 to approve these actions.

Management solicited votes from holders of a majority of the shares eligible to vote as of February 15, 2012 to discuss business opportunities presented to the Company by North Homestake Mining Company (“North Homestake”), a Nevada Corporation and owner of certain gold exploration properties located in South Dakota. The Company and North Homestake conducted negotiations and due diligence investigations into the desirability and possibility of the Company acquiring the gold exploration properties owned by North Homestake. The Company and North Homestake came to an agreement in principal that allowed the Company to acquire the North Homestake’s gold exploration properties for an exchange of common stock between the parties. The Company entered into a material definitive agreement with North Homestake on March 8, 2012, and filed Form 8-K with the SEC on March 9, 2012. The terms of the agreement are summarized as follows:

The Company will acquire all of the outstanding shares of North Homestake in exchange for thirty million post reverse stock split shares of the Company’s common stock. The Company and North Homestake agreed, as conditions precedent to the closing of the transaction, that the Company would (i) affect a ten for one (10:1) reverse stock split of its presently issued and outstanding common stock and (ii) change its name from Mustang Geothermal Corp to Dakota Territory Resource Corp After the Company satisfies the two foregoing conditions precedent, the transaction closes and North Homestake and the Company would meet to formally exchange their common stock consistent with this agreement, and the Company would then own and control beneficial ownership of all of the issued and outstanding shares of North Homestake, assume right, title and interest to the gold exploration properties, and assume certain of the liabilities of North Homestake, in exchange for shares of the Company’s common stock.

Background of the Share Exchange Agreement with North Homestake

1.

The Company’s Business Plan to Date.

The Company was incorporated in Nevada on February 6, 2002. The Company is primarily engaged in the acquisition and exploration of uranium and geothermal properties.  Upon location of a commercial geothermal energy resource, the Company’s business objectives are to actively prepare the site for the extraction of geothermal energy and the subsequent production of renewal electrical power.

Presently, the Company holds 4,536 hectares of Federal geothermal leases in four project areas in the state of Nevada, which include: Hawthorne, Reese River, Warm Springs, and the Moon Rocks Projects.  The Company also holds 6,300 hectares of applications in seven project areas in the Country of Peru, which include: Banos de Inca, Ninobamba, Paclla, Antecata, Coline, Condoroma South and Condoroma Projects (detailed descriptions of each project area is included with the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2012 filed with the SEC on June 29, 2012 and may be accessed at the Company’s Edgar site available at http://www.sec.gov.).

As reported in the Company’s annual report on Form 10-K for the year ended March 31, 2012, the Company’s present estimated working capital requirements and projected operating expenses for this fiscal year total approximately $180,000. The Company’s current working capital has not been sufficient to cover the Company’s estimated capital requirements during the fiscal year ended March 31, 2012. The Company has been unsuccessful in raising capital through the issuance of equity securities or through debt financing.

Given that the Company is an exploration stage company and has not generated revenues to date, the Company’s cash flow projections are subject to numerous contingencies and risk factors beyond the Company’s control, including exploration and development risks, competition from well-funded competitors, and its ability to manage growth. The Company’s inability to acquire sufficient capital funding creates doubts as to whether it can execute its business plan and if the Company is not able to obtain additional capital financing on a timely basis, it may not be able to meet its other obligations as they become due and the Company may be forced to scale down or perhaps even cease the operation of its business.

As was reported in the Company’s annual report on Form 10-K for the fiscal years ended March 31, 2012 and March 31, 2011, the Company decided, given the current difficult financial and economic environment the Company is in, to put exploration activities in its geothermal properties in State of Nevada and the Country of Peru on hold. The Company also determined to abandon its uranium project in New Mexico. Over the course of fiscal years 2011 and 2012, the Company actively considered conventional and alternative capital financing, but was unsuccessful. Because the continuation of its business is dependent upon obtaining long-term financing, successful exploration and development of its property interests and, finally, achieving a profitable level of operations, there is substantial doubt about the Company’s ability to continue as a going concern without raising sufficient capital.

As a result, the Company began investigations into other business opportunities that fell within the purview of its business profile and classification. In so doing, the Company learned of mining opportunities in gold exploration properties in South Dakota owned by North Homestake Mining Company. In its due diligence, the Company relied upon the experience its board members Richard Bachman and Gerald Aberle possessed in mining and geology, and the fact that each man had twenty two years of experience working at the now closed Homestake gold mine, that produced millions of ounces of gold and operated successfully for many years in the geographical regions south and east of the North Homestake gold exploration properties. After conducting due diligence, the Company determined that the opportunities presented by the North Homestake gold exploration properties were worthwhile to acquire in light of (i) the geological history of the North Homestake area; (ii) the recent increased price of gold; and, (iii) the belief based upon informal inquiries that obtaining reasonable and adequate financing for exploitation of the North Homestake gold exploration properties could be had. Additionally, the Company determined that acquiring the North Homestake gold exploration properties was possible by virtue of an exchange of common stock without requiring the Company to acquire funding to complete the transaction.

2.

The North Homestake Opportunity.

North Homestake is a Nevada corporation formed on April 12, 2011, and is active and operating in good standing. Richard Bachman, who is the Company’s President, Chief Executive Officer, Chief Accounting Officer and Director, along with Gerald Aberle, who is the Company's Vice President, Chief Operating Officer and Director, founded North Homestake. Mr. Bachman and Mr. Aberle are the sole directors and shareholders of North Homestake (readers are directed to the Section of this filing entitled: Transactions with Related Persons). North Homestake is a gold exploration company whose business plan focuses on the acquisition and exploration of gold resource properties for the purpose of discovering and developing profitable gold mines. North Homestake acquired gold properties located in the Homestake District of South Dakota known as the “Blind Gold Property.”

The Blind Gold Property contains 1600 acres and is approximately 3 miles northwest and on structural trend with the historic Homestake Gold Mine, which was the largest iron-formation-hosted gold deposit in the world and has produced 1241.4 tons of gold (or approximately 40 million ounces) in its 125 year history. The mine closed in 2001 after Barrick Gold Corporation acquired Homestake Mining Company.

a. Principals of North Homestake and their Qualifications.

Mr. Richard Bachman

Mr. Richard Bachman’s work experience includes 22 years working with Homestake Mining Company in various capacities ranging from exploration to operations. From 1983 to 1994, he was the Regional Geologist for the Homestake Mine District managing a cumulative budget of $70 million. Additionally, during the period from 1995 to 1998, he was Homestake’s Regional Geologist for Brazil where he directed a staff of 46 and was responsible for a $2.5 million annual exploration budget. He conducted a Brazil countrywide assessment that resulted in the acquisition of a one million hectare property in a 20 million ounce gold district in the Amazon.

From 1999 to 2000 Mr. Bachman was Homestake’s Regional Geologist for Peru where he directed a staff of 10 and refocused Homestake’s existing exploration program, which resulted in the evaluation of 83 properties in 24 months and yielded one new discovery. From 2001 to 2002, he was Homestake’s Regional Geologist, International Special Projects, where he designed and successfully implemented reconnaissance programs in southern Argentina that resulted in the evaluation of 63 properties with five advancing and the coordination and field review of 22 properties.

From 2002 until the present, Mr. Bachman has acted as President and Consulting Professional Geologist for Minera Teles Pires Inc., a Reno, Nevada company.  Mr. Bachman also served as President, CEO and Director of Capella Resources Ltd from 2006 - 2011, a Canadian public company traded on TSX Venture Exchange with exploration properties in the U.S., Canada, and Chile.

Mr. Bachman holds a Bachelors of Science degree in Geological Engineering from the South Dakota School of Mines and Technology and is a Certified Professional Geologist with the American Institute of Professional Geologists.

Mr. Gerald Aberle

Mr. Gerald Aberle graduated in 1980 from South Dakota School of Mines and Technology with a Bachelor of Science degree in mining engineering. He has over 30 years of experience in the resource industry, including 22 years with Homestake Mining Company at the Homestake Mine. Mr. Aberle's resource and minerals background includes extensive engineering, operations management and project management experience.

Over the past 14 years, Mr. Aberle has consulted in the mining, underground construction and minerals exploration business for clients including Homestake Mining Company., Barrick Gold Corp., the State of South Dakota, and the University of Washington in connection with the planning and development of the National Science Foundation's national deep underground science and engineering laboratory.

 Mr. Aberle served as Vice President of Operations for Capella Resources Ltd. from September 2008 to June 2010 and served as President and Chief Executive Officer and Director of Capella Resources Ltd. from August 2011 to December 2011.  Mr. Aberle also served as President, CEO and Director of AM Gold from June 2010 to September 2010 and as President, COO and Director of AM Gold from September 2010 to October 2011.  Mr. Aberle also has served as President Jerikodie Inc. from July 1998 to Present.

Mr. Aberle also has more than 15 years of private business experience in the United States, primarily in the land development and construction industries.

b. The Blind Gold Property

The unique gold endowment of the Northern Black Hills of South Dakota is attributed to the regional-scale structural intersection of the Trans-Hudson Orogenic Zone and Lewis and Clark Lineament.  The Homestake District is geologically located on the boundary of the Superior and Wyoming Geologic Plates, which collided 1.8 billion years ago, forming the north trending Trans-Hudson Orogenic Zone and the Homestake iron-formation gold deposit.  At thirty-eight million years-ago, geologic processes were reactivated and a new series of gold deposits formed in relation to intrusion magma along the west-northwest trending Lewis and Clark Lineament. This second gold event was spatially superimposed on the Homestake District and the earlier Homestake gold event.

In terms of total historic US gold production, the Black Hills of South Dakota ranks second only to the Carlin District of northeast Nevada, with the gold production of the Black Hills concentrated in a 100 square mile area known as the Homestake District.  In the context of defining success and failure in the exploration business, it has been said that "The odds are best in the shadow of the head frame".  This obvious, important exploration principle reflects the fact that ore forming processes tend to occur as multiple events and produce multiple deposits in favorable geologic settings.

The Homestake District is certainly a favorable geologic setting with a number of unique geologic gold deposit types that have yielded significant gold production, three of which are: (i) The Proterozoic-age Homestake iron-formation gold deposit that produced approximately 40 million ounces of gold; (ii) Tertiary-age replacement gold deposits that produced approximately 9 million ounces of gold; and (iii) Eo-Cambrian Homestake paleoplacer gold deposits that produced approximately1.2 million ounces of gold.  The Homestake gold deposit is the largest iron-formation hosted gold deposit in the world, producing approximately 40 million ounces of gold over 125 years at an average historical reserve grade of approximately 0.3 ounces gold per ton.

Despite the prolific production history of the Homestake District, the area is largely underexplored.  Virtually all mines in the District were discovered by virtue of the fact that the deposits were exposed at surface, or were discovered through underground exploration conducted from producing mines in close proximity.  Homestake Mining Company also believed the Northern Black Hills area held great exploration potential and in the 1980's and 1990's, undertook a $70MM exploration program focused primarily on the search for a repeat of the Homestake Mine.  The extensive Homestake exploration program successfully discovered significant new gold mineralization two miles north of the Homestake Mine and conclusively proved the continuous extension of the Homestake iron-formation host to a distance extending approximately 3 miles north of the Mine.  Gold prices in the range of $300 per ounce persisted through the 1990's, however, and eventually forced the suspension of Homestake's regional exploration effort.  No further work was conducted prior to the closing of the Mine in 2001 and subsequent acquisition of the Company by Barrick Gold Corporation in 2002.

The Blind Gold Property is located approximately 3 miles northwest of the Homestake Gold Mine.  Richard Bachman, President and CEO of Mustang and past manager of Homestake's Black Hills exploration program of the 80's and 90's was responsible for the drilling of diamond drill core holes that document the existence of Homestake iron-formation underlying the Blind Gold Property.  Mustang believes that the existence of Homestake iron-formation under the Phanerozoic-age rock covering the Blind Gold Property presents a significant exploration opportunity in so much as the repeat of the Homestake style gold mineralization is not only possible, but has already been demonstrated to occur down plunge, roughly one mile south of the Blind Gold Property.  Mustang further believes that the discovery of a repeat of the Homestake gold deposit with similar gold grades could present significant financial reward to its shareholders at today's gold prices.

In addition to the exploration potential for gold hosted in Homestake iron-formation, the Blind Gold Property is also located less than a mile north of the Maitland Mine. The Maitland Mine produced both gold and silver from a Tertiary-age replacement deposit typical of the District, with mineralization hosted in the Cambrian Deadwood formation.  The preferred host formation for tertiary-age gold mineralization is Deadwood formation, which outcrops at the southwest corner of the Blind Gold Property.  The Paha Sapa Limestone, which also occurs on the surface at Blind Gold, also hosts gold deposits within the District but to a lesser degree.  The formation of Tertiary-aged gold-silver replacement deposits is generally dependent on fault and fracture structures necessary to the transportation of mineralizing fluids and proximity to the preferential intrusive bodies, both of which are present at the Blind Gold Property. Tertiary-age gold mineralization is evidenced across the Property by numerous mapped prospect workings dating from the turn of the century through the 1980's in Deadwood formation, Paha Sapa Limestone and Phonolite intrusive.

Mustang believes significant potential exists on the Blind Gold Property for the discovery of Tertiary-aged gold/silver replacement deposits.  Deposits of this type within the District were historically produced by underground methods at grades ranging from 0.20 to 2.0 ounces gold per ton.  Mustang believes that the historic mining grades of Tertiary-aged gold-silver deposits within the district would support the commercial viability of a similar deposit discovered on the Blind Gold Property.

Mustang's exploration focus is on the search for a repeat of the Homestake gold deposit on the Blind Gold Property, primarily because of the size and grade potential of a deposit of this type and resulting economic opportunity associated with such a discovery.  While exploration for other gold deposit types is a secondary priority, the exploration program will be opportunistic as each hole drilled through the overlying cover rock holds additional potential for the discovery of Tertiary-aged gold-silver replacement deposits.

With the knowledge and information gained from Homestake's programs of the 1980's and 1990's, Mustang's Management Team is uniquely qualified to build on the previous work with the distinct economic advantages that have been created by today's higher gold prices. The Black Hills area is known for its rich mining heritage and culture based on generations of mines and miners.  South Dakota's exploration and mining regulations are reasonable and comparable to other jurisdictions within the United States.  State and County regulatory authorities have also demonstrated their willingness to work with responsible operators to permit well-planned compliant projects.

Mustang understands the risks inherent to minerals exploration and believes that the location and technical merits of the Blind Gold Property coupled with Management's knowledge and experience supports the acquisition of North Homestake Mining Company and will create opportunity and value for its shareholders.

In considering and determining whether to acquire North Homestake and its “Blind Gold” property, the Company and a majority of its shareholders eligible to vote considered the following:

3.

The Common Stock Share Exchange Agreement.

On March 8, 2012 the Company and North Homestake, entered into a Common Stock Share Exchange Agreement in which the Company agreed to:

•

Acquire the outstanding shares of North Homestake in exchange for thirty million post reverse stock split shares of the Company’s common stock;

•

The Company and North Homestake agreed, before the closing of the transaction, that the Company would (i) affect a ten for one (10:1) reverse stock split of its presently issued and outstanding common stock and (ii) change its name from Mustang Geothermal Corp to Dakota Territory Resource Corp;

•

After the Company completes the two foregoing actions, the transaction proceeds to closure with North Homestake and the Company formally meeting to exchange their common stock consistent with the Agreement, resulting in the Company owning and controlling beneficial ownership of all of the issued and outstanding shares of North Homestake, assuming ownership of the Blind Gold Property Claims, and assuming certain of the liabilities of North Homestake, in exchange for shares of the Company’s common stock;

•

The Company’s Board of Directors believes that the Common Stock Share Exchange Agreement will constitute a tax free reorganization within the meaning of Internal Revenue Code Sections 351 and 368 (a)(1)(B). However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the Common Stock Share Exchange Agreement qualifies for tax free treatment and the tax-free treatment of the Common Stock Share Exchange Agreement is not a condition precedent to the obligations of the Company or North Homestake to the Agreement. There can be no assurance that North Homestake shareholders who receive the Company’s Common Stock will receive tax-free treatment in the exchange. Similarly, there can be no assurance that the Company will receive tax-free treatment in the exchange for its receipt of the North Homestake common stock;

•

Upon the closing of the Common Stock Share Exchange Agreement, the Company will apply for a new CUSIP number and a new trading symbol. The Company’s common shares are currently trading on the OTCBB Market Exchange under the trading symbol: URXE.OB, and will continue to do so for an undetermined period of time after the closing of the Common Stock Share Exchange Agreement. The Company may choose to qualify its common shares to be eligible for trading on another exchange, but there are presently no established plans for such an application at this time.

4.

Effect of the Common Stock Share Exchange Agreement and Related Corporate Actions on the Company

Company common stock outstanding after the closing of the Common Stock Share Exchange Agreement.	33,449,206 shares of common stock outstanding.
Share ownership of Richard Bachman and Gerald Aberle after the reverse stock split and Closing of the Common Stock Share Exchange Agreement.	30,000,000 post split shares distributed as follows: Richard Bachman: 15,000,000 common shares & Gerald Aberle: 15,000,000
Totals of the required shareholder vote for the Common Stock Share Exchange Agreement by the Company.	21,625,000 pre split shares of common stock representing 63.00% of the issued and outstanding shares of common stock of the Company.
Totals of the required shareholder vote for the Common Stock Share Exchange Agreement by North Homestake.	75,000 shares of common stock representing 100% of the issued and outstanding shares of common stock of North Homestake.
Approval by Directors for the Company.	Unanimous by Gerry Berg, Richard Bachman and Gerald Aberle..
Approval by Directors for North Homestake.	Unanimous by Richard Bachman and Gerald Aberle, comprising all of the directors.
Corporate structure after completion of the reverse stock split and Closing of the Common Stock Share Exchange Agreement.	After the closing of the Common Stock Share Exchange Agreement, Richard Bachman and Gerald Aberle will control 89.08% of the total number of issued and outstanding shares of the Company.
Market for the Company’s common stock.	The Common Stock is quoted on the OTC Bulletin Board, although there has been sporadic trading in recent months.
Terms of the Share Exchange.

Pursuant to the Common Stock Share Exchange Agreement executed on March 8, 2012, the North Homestake Shareholders agreed to exchange all of their common stock in North Homestake, equal to 100% of the issued and outstanding shares, for 30,000,000 of the Company’s restricted common shares representing 89.08% of the total number of issued and outstanding post split shares of the Company. Closing of the Common Stock Share Exchange Agreement is contingent upon amending the Company’s Articles of Incorporation to (i) Change the name of the Company to Dakota Territory Resource Corp and (ii) Completing a 10 for 1 reverse stock split of the Company’s common stock. For further information, see Appendix D – Common Stock Share Exchange Agreement.

Reasons for the Common Stock Share Exchange Agreement.

The Common Stock Share Exchange Agreement will enable the Company to engage in the acquisition and exploration of gold resource properties for the purpose of discovering and developing profitable gold mines, including the “Blind Gold Property,” located in the Homestake District of South Dakota. see Appendix D – Common Stock Share Exchange Agreement.

No Fairness Opinion.	Neither the Company nor North Homestake has obtained any report, opinion or appraisal from any outside party relating directly or indirectly to the Common Stock Share Exchange Agreement.
Tax Consequences.

The Company’s management believes that the Common Stock Share Exchange Agreement will constitute a tax free exchange within the meaning of Internal Revenue Code Sections 368(a)(1)(B) and 351. However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the Common Stock Share Exchange Agreement qualifies for tax free treatment and tax-free treatment of the share exchange is not a condition precedent to the obligations of the parties to the Agreement. There can be no assurance that either the North Homestake shareholders or the Company’s shareholders who receive Common Stock in exchange for their share capital of Company common stock will receive tax-free treatment. Similarly, there can be no assurance that the Company will receive tax-free treatment in the exchange.

Dissenter’s Rights.	Dissenter’s rights are not applicable under Nevada law to the Common Stock Share Exchange Agreement.

As noted in this filing, as a result of the closure of the Common Share Exchange Agreement dilution will occur to our present shareholders. However, it is the business judgment of our Board of Directors that any dilution to our present shareholders is mitigated by the quality and potential of the business opportunities presented by the Company’s acquisition and exploration of gold resource properties for the purpose of discovering and developing profitable gold mines, including  the Blind Gold Property located within the Homestake District of South Dakota.

5.

Exemptions Relied Upon by the Company to Issue Common Shares.

In agreeing to issue to North Homestake and its shareholders Richard Bachman and Gerald Aberle shares of the Company’s common stock pursuant to the Common Stock Share Exchange Agreement, the Company is relying on the following exemptions from the registration requirements of Section 5 of the SEC Act:

The first is Section 4.6—the Accredited Investor Exemption—contained in Rule 506 of Regulation D pursuant to the Securities Act that exempts from registration offers and sales of securities to accredited investors when the total offering price is less than $5 million; the Company did not engage in public advertising or solicitation in connection with the transaction; and, the shares issued by the Company contain re-sale restrictions.

Regarding the Common Stock Share Exchange Agreement, Richard Bachman and Gerald Aberle both represented that they were Accredited Investors pursuant to Rule 501(a)(6). It should also be noted that Rule 501(a)(8) indicates that an entity qualifies as an accredited investor where all of its equity owners are accredited investors. Since both Mr. Bachman and Mr. Aberle are accredited investors, and are the only equity owners of North Homestake, North Homestake is therefore considered an accredited investor. The Company did not advertise or solicit North Homestake, Richard Bachman or Gerald Aberle with regards to the Common Stock Share Exchange Agreement and the shares issuable pursuant thereto will be “Restricted Shares” pursuant to Rule 144.

The second exemption is Section 4.2—the Accredited Investor Exemption—contained in Rule 506 of Regulation D pursuant to of the Securities Act which provides that an issuer may sell an unlimited amount of stock to accredited investors without general solicitation or advertising as long as the issuer answers questions, delivers documents to participating non-accredited investors, provides financial statements consistent with Rule 505 and issues restricted shares.

Regarding the Common Stock Share Exchange Agreement, and as stated above, North Homestake, Mr. Bachman and Mr. Aberle all qualify as accredited investors per the disclosure above and the Company did not advertise or publicly solicit them with regards to the Common Stock Share Exchange Agreement. Additionally, North Homestake, Mr. Bachman and Mr. Aberle were afforded the opportunity to review documents, ask questions and review the Company’s Exchange Act reports that were certified by an independent public accountant. Finally, and as agreed to in the Common Stock Share Exchange Agreement included with this filing, the Company will only issue restricted shares to North Homestake, Mr. Bachman and Mr. Aberle who expressly represented to be acquiring said shares as a long term investment without a view towards any public distribution.

Information Concerning the Actions Taken by the Company and Amendments to the Company’s Articles of Incorporation.

1.

The Reasons for the Name Change.

The Corporation's Board of Directors proposed changing the name of the Company from MUSTANG GEOTHERMAL CORP, to DAKOTA TERRITORY RESOURCE CORP, with a corresponding amendment to the Corporation’s Articles of Incorporation, to reflect a name for the Corporation more descriptive of its business activities, and allowing for potential diversification in the nature of business activities the Company may pursue. On March 8, 2012, a majority of the shareholders holding 63% of the votes eligible to be cast approved the name change proposal at a special meeting of the Company’s shareholders and executed a written consent authorizing same consistent with Nevada law and the Company’s bylaws.

2.

The Reasons for the Reverse Stock Split.

The Corporation's Board of Directors proposed to effect a change in capital through a reverse split of the Company’s total issued and outstanding shares of stock on the basis of 10 for 1, with a corresponding amendment to the Corporation's Articles of Incorporation. The total authorized capital shall remain the same. The reverse stock split shall not affect any of the Company’s Preferred Class of stock that has zero shares issued. On March 8, 2012, a majority of the shareholders holding 63% of the votes eligible to be cast approved the reverse stock split proposal at a special meeting of the Company’s shareholders and executed a written consent authorizing same consistent with Nevada law and the Company’s bylaws.

We believe that the reverse stock split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors, possible financiers, and other business opportunities. However, the effect of the reverse stock split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse stock split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

If the reverse stock split successfully increases the per share price of our Common Stock, the Board of Directors further believes such increase may facilitate future financings by the Company. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future asset acquisitions or to otherwise raise funds to help build the Company's business objectives. The Company presently is a party to a pending material definitive agreement to acquire all of the outstanding shares of North Homestake Mining Company, a Nevada Corporation (as is discussed in greater detail herein), in exchange for common shares of the Company. The Company reported this event to the SEC on March 9, 2012, and expects to close the acquisition once the regulatory review of the SEC and the Financial Industry Regulatory Authority (FINRA) are complete, and once the Amendments to the Company’s Articles of Incorporation are filed with the Nevada Secretary of State.

In issuing common shares of the Company the board of directors may authorize, without further shareholder approval, the issuance of such shares of common stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity, of then existing shareholders.

Issuance of additional common stock may have the effect of deterring or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

The reverse stock split will be affected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock.  The reverse stock split will impact all of the Company’s stockholders uniformly, and will not affect any stockholder’s ownership percentage in the Company.  We will not issue fractional certificates for post-reverse split shares in connection with the reverse stock split. To the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the reverse stock split, the Company will issue an additional share to round up to the nearest whole share to all holders of fractional shares.

The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share to round up to the next whole share. The principal effect of the reverse stock split will be that the number of shares of Common Stock issued and outstanding will be reduced from 34,492,057 shares as of February 15, 2012 to approximately 3,449,206 shares (depending on the number of fractional shares that are issued or cancelled). The number of authorized shares and the par value of Common Stock will not be affected. The reverse stock split does not affect the Company’s preferred shares. The Company has not issued any of its preferred class of stock. The following chart depicts the capitalization structure of the Company’s common stock, pre and post-split (the post-split issued shares may differ slightly based on the number of fractional shares) and post closure of the Common Stock Share Exchange Agreement:

Pre-Reverse Stock Split Authorized Common Shares	Issued Common Shares	Authorized But Unissued Common Shares
300,000,000	34,492,057	265,507,943
Post-Reverse Stock Split Authorized Common Shares
300,000,000	3,449,206	296,550,794
Post-Closure Authorized Common Shares	Post-Closure Issued Common Shares	Post-Closure by Unissued Common Shares
300,000,000	33,449,206	266,550,794

The reverse stock split will not affect the par value of our Common Stock. Additionally the reverse stock split will not affect the Company’s preferred stock, of which there are zero shares issued and outstanding. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The reverse stock split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes. The Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by ten). While we expect that the reverse stock split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the reverse stock split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse stock split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse stock split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse stock split will achieve the desired results that have been outlined above.

a.

Description of the Company’s Securities Subject to the Reverse Stock Split.

The Company’s current Certificate of Incorporation provides for an authorized capitalization consisting of 300,000,000 shares of common stock, $0.001 par value (the “Common Stock”), and 10,000,000 shares of Preferred Stock. As of February 15, 2012, the Registrant had 34,492,057 outstanding shares of Common Stock and no shares of Preferred Stock outstanding.

b.

No Action is Being Taken Regarding the Company’s Preferred Shares.

Neither the Company’s Board of Directors or the action of the majority of shareholders eligible to vote regarding this Information Statement have taken any action regarding the Company’s Preferred Class of Common Stock, none of which is issued and outstanding.

c.

Current Capitalization Prior to the Reverse Stock Split.

As of March 31, 2012, the Company had 34,492,057 outstanding shares of Common Stock.  The Company has not issued any of its Preference Class of Shares.

Holders of common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of common stock representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of company stockholders. A vote by the holders of a majority of the outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the articles of incorporation.

There is no fixed rate of dividends payable to holders of the Company’s common shares. Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of the common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the common stock.

d.

A Summary Description of the Transaction In Which Common Stock is to be Issued in the Transaction.

Management solicited votes from holders of a majority of the shares eligible to vote as of February 15, 2012 to discuss business opportunities presented to the Company by North Homestake Mining Company (“North Homestake”), a Nevada Corporation and owner of certain gold exploration properties located in South Dakota. The Company and North Homestake conducted negotiations and due diligence investigations into the desirability and possibility of the Company acquiring the gold exploration properties owned by North Homestake. The Company and North Homestake came to an agreement in principal that allowed the Company to acquire North Homestake’s gold exploration properties for an exchange of common stock between the parties. The Company entered into a material definitive agreement with North Homestake on March 8, 2012, and filed Form 8-K with the SEC on March 9, 2012. The terms of the agreement are summarized as follows:

The Company will acquire all of the outstanding shares of North Homestake in exchange for thirty million post reverse split shares of the Company’s common stock. The Company and North Homestake agreed, as conditions precedent to the closing of the transaction, that the Company would (i) affect a ten for one (10:1) reverse split of its presently issued and outstanding common stock and (ii) change its name from Mustang Geothermal Corp to Dakota Territory Resource Corp. After the Company satisfies the two foregoing conditions precedent, the transaction will close and North Homestake and the Company will meet to formally exchange their common stock consistent with this agreement (that is, the Company will issue to North Homestake 30,000,000 shares of post-split common stock, and North Homestake will convey all of its issued and outstanding shares to the Company). Thereafter, the Company will  assume right, title and interest to the gold exploration properties, and assume certain of the liabilities of North Homestake, in exchange for shares of the Company’s common stock.

e.

Exemptions from Registration Relied Upon by the Company to Issue Common Shares in the Common Stock Share Exchange Agreement.

Regarding the Common Stock Share Exchange Agreement, Richard Bachman and Gerald Aberle both represented that they were Accredited Investors pursuant to Rule 501(a)(6). It should also be noted that Rule 501(a)(8) indicates that an entity qualifies as an accredited investor where all of its equity owners are accredited investors. Since both Mr. Bachman and Mr. Aberle are accredited investors, and are the only equity owners of North Homestake, North Homestake is therefore considered an accredited investor. The Company did not advertise or solicit North Homestake, Richard Bachman or Gerald Aberle with regards to the Common Stock Share Exchange Agreement and the shares issuable pursuant thereto will be “Restricted Shares” pursuant to Rule 144.

The second exemption is Section 4.2—the Accredited Investor Exemption—contained in Rule 506 of Regulation D pursuant to of the Securities Act which provides that an issuer may sell an unlimited amount of stock to accredited investors without general solicitation or advertising as long as the issuer answers questions, delivers documents to participating non-accredited investors, provides financial statements consistent with Rule 505 and issues restricted shares.

Regarding the Common Stock Share Exchange Agreement, and as stated above, North Homestake, Mr. Bachman and Mr. Aberle all qualify as accredited investors per the disclosure above and the Company did not advertise or publicly solicit them with regards to the Common Stock Share Exchange Agreement. Additionally, North Homestake, Mr. Bachman and Mr. Aberle were afforded the opportunity to review documents, ask questions and review the Company’s Exchange Act reports that were certified by an independent public accountant. Finally, and as agreed to in the Common Stock Share Exchange Agreement included with this filing, the Company will only issue restricted shares to North Homestake, Mr. Bachman and Mr. Aberle who expressly represented to be acquiring said shares as a long term investment without a view towards any public distribution.

f.

Capitalization After the Reverse Stock Split.

The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. The principal effect of the reverse stock split will be that the number of shares of Common Stock issued and outstanding will be reduced from 34,492,057 shares as of February 15, 2012 to approximately 3,449,206 shares (depending on the number of fractional shares that are issued or cancelled). The number of authorized shares and the par value of Common Stock will not be affected. The reverse stock split does not affect the Company’s preferred shares. The Company has not issued any of its preferred class of stock. The following chart depicts the capitalization structure of the Company’s common stock post-split (the post-split issued shares may differ slightly based on the number of fractional shares):

Pre-Reverse Stock Split Authorized Common Shares	Issued Common Shares	Authorized But Unissued Common Shares
300,000,000	34,492,057	265,507,943
Post-Reverse Stock Split Authorized Common Shares
300,000,000	3,449,206	296,550,794
Post-Closure Authorized Common Shares	Post-Closure Issued Common Shares	Post-Closure by Unissued Common Shares
300,000,000	33,449,206	266,550,794

g.

Anti-Take Over Effects of the Reverse Stock Split.

The effective decrease in our authorized shares, combined with the issuance of thirty million post reverse split shares of common stock to Messrs. Bachman and Aberle (who constitute 100% of the shareholders of North Homestake) could potentially be used by management to thwart a take-over attempt, or allow management to remain intact, since after the closing of the Common Stock Share Exchange Agreement, both Mr. Bachman and Mr. Aberle will constitute a majority of the Company’s board of directors and its two major stockholders controlling 89.08% of the total number of issued and outstanding shares of the Company. The foregoing, when considered with the over-all effects of the completion of reverse stock split by the Company, and the closing of the Common Stock Share Exchange Agreement, might render it more difficult or discourage a merger, tender offer or proxy contest, or the removal of incumbent management. The proposal could make the accomplishment of a merger or similar transaction more difficult, even if it may appear beneficial to some shareholders.

As discussed below, the reason the reverse stock split was proposed and approved by both the Company’s board of directors and a majority of the shareholders eligible to vote was to decrease the amount of issued shares of the Company in order to attract potential investors, conduct possible financing and to acquire assets, including but not limited to North Homestake Mining Company. This proposal is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise.

Neither the Company’s Articles nor its By-laws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The advantage of the reverse stock split will be to permit the Company to pursue financing from investors, acquire assets including the North Homestake opportunity, and issue shares of common stock in exchange for the financing. The main disadvantage to the reverse stock split is that it may have an anti-takeover effect and discourage any potential mergers or tender offers.

As discussed above, the reverse stock split was the subject of a unanimous vote approving the reverse stock split by the Board of Directors, as well as the unanimous recommendation by the Board of Directors to stockholders to approve the reverse stock split, as well as a majority vote of the stockholders eligible to vote, approving the reverse stock split. There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a reverse stock split.

h.

Effectiveness of the Reverse Stock Split, Name Change & Share Issuance to Close the Common Stock Share Exchange Agreement.

As previously noted, the Common Stock Share Exchange Agreement will close after the Company completes the Name Change and the ten for one Reverse Split of its common shares. The successful completion of these actions is premised upon the Company filing preliminary and definitive proxy statements with the SEC. Pursuant to Rule 14C-2 under the Securities Exchange Act of 1934, as amended, the corporate actions will become effective on the filing of a certificate of amendment to our articles of incorporation with the Secretary of State of Nevada, which filing will occur at least 20 days after the date of the mailing of the Form 14C Definitive Proxy Statement to the Company stockholders. The approximate date on which the Definitive Form 14C information statement will be mailed to security holders is July 23, 2012, or as soon thereafter as the Company files its Form 14C Definitive Proxy Statement with the Securities and Exchange Commission. Further, the Company is required to file a  Notice of Corporate Action with FINRA in order actually affect the ten for one Reverse Split and to acquire a new trading symbol consistent with the change of the Company’s name.

i.

Procedure for Exchange of Stock Certificates.

The Company anticipates that the reverse split will become effective on August 13, 2012, or as soon thereafter as is practicable, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent, Holladay Stock Transfer, Inc, 2939 North 67th Place Ste. C, Scottsdale AZ 85251, will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the "exchange agent." Holders of pre-reverse split shares may choose to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

j.

Fractional Shares.

We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. To the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the reverse stock split, the Company will issue an additional share to all holders of fractional shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE.

Federal Tax Consequences of the Closure of the Common Stock Share Exchange Agreement.

There are no tax consequences to either the proposal to change the name of the Company, or the proposal to affect a ten for one Reverse Split the Company’s common shares.

Questions and Answers About the Actions Taken by the Company.

The Following are questions and related answers that may address some your questions regarding: (i) the “Actions” noted above to change the name of the Company and to conduct a ten for one reverse stock split; and, (ii) the pending transaction between the Company and North Homestake, and related matters. These questions and answers may not contain all of the information relevant to you. These questions and answers do not purport to summarize all material information relating to the Common Stock Share Exchange Agreement (the “Transaction”), or any of the other matters discussed in this information statement, and are subject to, and are qualified in their entirety by, the more detailed information contained or incorporated by reference in or attached to this information statement. Therefore, please carefully read this information statement, including the attached exhibits, in its entirety.

Q: Why is the Company entering into the transaction?

A: The Company believes that acquiring the outstanding stock and business of North Homestake presents an opportunity to enhance stockholder value for the Company. The Company is a development stage or start-up company whose business plans are not fully implemented and realized. The Company has not begun active operations and has not generated any revenues thus far.  The Company determined that North Homestake has substantial business assets and opportunities. The Company believes that its acquisition of North Homestake could provide liquidity for Company investors and provide the Company with increased visibility within the investor community. The acquisition will also provide the Company with the potential of raising additional capital to finance further development of its existing assets as well as the acquired North Homestake assets. The Company’s stockholders will be able to participate in the growth and opportunities that result from the transaction.

Q: What will happen in the transaction?

A: In the proposed transaction, the Company will amend its articles of incorporation to change its name to Dakota Territory Resources Corp. and affect a ten for one reverse split of its common shares. These are conditions precedent to the transaction closing. There are regulatory procedures that must be followed by the Company in order to accomplish the actions. These regulatory procedures include filing both preliminary and definitive proxy statements with the Securities and Exchange Commission (SEC) and completing certain Corporate Action Notification procedures with the Financial Industry Regulatory Authority (FINRA). After the aforementioned procedures and conditions are satisfied, the Company will exchange 30,000,000 shares of its common stock as consideration for all 75,000 shares constituting all of the issued and outstanding shares of North Homestake and acquire its business assets, information and know how. The Common Stock Share Exchange Agreement that governs the transaction is appended to this information statement. You are encouraged to read it carefully.

Q: Is the transaction contingent on the completion of the name change and the reverse split of the Company’s common shares?

A: Yes.  Completion of the Common Share Exchange Agreement is contingent on the Company completing the name change and the ten for one reverse stock split of its common shares. Therefore, if the Company does not successfully complete these actions, the transaction would fail.

Q: When does the Company expect to complete the transaction?

A: The Company and North Homestake are working to complete the merger as quickly as practicable. However, the exact timing cannot be predicted, and the Company may need to obtain an extension of time from North Homestake in order to facilitate and complete the conditions precedent to closing the Transaction noted directly above.

Q: Do I have appraisal or dissenters rights?

A: No. Under Nevada law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed amendments, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to such amendments to the Company’s articles of incorporation.

Q: Whom should I call with questions?

A: If you have any questions about the proposed Transaction or if you need additional copies of the information statement or the enclosed information, please call or write:

Mustang Geothermal Corp/Mr. Richard Bachman

10580 N. McCarran Blvd., Building 115-208

Reno, Nevada

(775) 747-0667

Q: Did the North Homestake stockholders approve the transaction?

A: Yes. The holders of a majority of the issued and outstanding common stock of North Homestake considered, voted on and adopted the proposal to approve entering into the Transaction contemplated by the Common Stock Share Exchange Agreement, and the operative documents are appended to this filing.

Q: Will my rights as a Mustang Geothermal Corp stockholder change as a result of the transaction?

A: No. The articles of incorporation of Company are being amended only with respect to the name change of the Company and the ten for one reverse stock split. Your rights as a Mustang Geothermal Corp stockholder pursuant to the Company’s by-laws and Nevada law will not change.

Q: What will happen if the transaction is not completed?

A: If the transaction were not completed for any reason, both the Company and North Homestake would return to their respective positions as if the Transaction never occurred, and the Company will return to its present business plans as described in this Information Statement. Both companies will incur expenses associated with attempting to effectuate the Transaction. The failure to consummate the merger could have an adverse impact on the price and trading of the Company’s common stock.

Security Ownership of Certain Beneficial Owners and Management as of February 15, 2012, and Post-Closure of the Common Stock Share Exchange Agreement.

The tables below sets forth certain information with respect to beneficial ownership of our stock (i) as of February 15, 2012 and (ii) as of the closure of the Common Stock Share Exchange Agreement by:

•

persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common stock;

•

each of our executive officers and directors; and

•

all of our officers and directors as a group.

For purposes of this Information Statement, “beneficial ownership” of securities is defined in accordance with Rule 13d-3 of the Securities and Exchange Commission. A beneficial owner is generally defined as: Any person who directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares voting power which includes the power to vote, or to direct the voting of such security; and/or investment power which includes the power to dispose, or to direct the disposition of, such security; and, Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose of effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of section 13(d) or (g) of the Act.

Percentages of security ownership calculated prior to the closing of the Common Stock Share Exchange Agreement are computed using a denominator of 34,492,057 shares of common stock outstanding, which is the total number of shares outstanding as of the date of this Information Statement.

Percentages of security ownership calculated after the closing of the Common Stock Share Exchange Agreement are computed using a denominator of 33,449,206 shares of common stock outstanding, which is the total approximate number of shares issued and outstanding after the closing of the Common Stock Share Exchange Agreement that includes the 1:10 reverse stock split of the Company’s common stock, and the coincidental issuance of 15,000,000 post reverse split common shares to Richard Bachman and 15,000,000 post reverse split common shares to Gerald Aberle, as discussed above.

a.

Security ownership of certain beneficial owners before the closing of the Common Stock Share Exchange Agreement.

(1) Title of class	(2) Name of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
Common	Dakota Resource Holdings, LLC. Ms. Lindsey Aberle, 1303 Silverbrook Lane Spearfish SD 57783. Ms. Aberle is the sole owner with voting and investment power of 100% of the issued and outstanding shares of Dakota Resource Holdings, LLC, that controls 2,600,000 shares of the Company’s common stock eligible to vote by person or by proxy.	2,600,000 Restricted Common Shares	07.54%
Common	Genoa Energy Resource, Ltd. Mr. Brent Lappin, 1894 US Highway 50E, Ste. 4-630 Carson City, NV 89701-3202 Mr. Lappin is the sole owner with voting and investment power of 100% of the issued and outstanding shares of Genoa Energy Resources, Ltd. that controls 12,400,000 shares of the Company’s common stock eligible to vote by person or by proxy.	12,400,000 Restricted Common Shares	35.95%
Common	Minera Cerro El Diablo, Inc. 59 Damonte Ranch Pkwy. Ste. 209, Reno, NV 89521 Ms. Catherine Barcomb; Ms. Barcomb is sole owner with voting and investment power of 100% of the the issued and outstanding shares of Minera Cerro El Diablo, Inc., that controls 4,125,000 shares of the Company’s common stock eligible to vote by person or by proxy.	4,125,000 Restricted Common Shares	11.25%
Common	Minera, Inc. 216 Lemmon Drive, Ste. 166 Reno, NV 89506-8701; Amer Smailbegovic, 216 Lemmon Drive, Ste. 166 Reno, NV 89506-8701 Mr. Smailbegovic is sole owner with voting and investment power of 100% of the issued and outstanding shares of Minera, Inc., that controls 2,500,000 shares of the Company’s common stock eligible to vote by person or by proxy.	2,500,000 Restricted Common Shares	07.25%

b.

Security ownership of management before the closing of the Common Stock Share Exchange Agreement.

(1) Title of class	(2) Name of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
Common	Richard Bachman; P.O. Box 33084, Reno, NV 89533	736,716 Unrestricted Common Shares	2.14%
Common	Gerald Aberle; 10580 N. McCarran Blvd., Building 115 – 208 Reno, NV 89503	Nil	00.00%
Common	Gerry Berg; 10580 N. McCarran Blvd., Building 115-208 Reno, NV 89503	Nil	00.00%
Common	International Mineral Resources, Ltd. Mr. Paul Dempsey, c/o No. 1 Caribbean Place, P.O. Box 97, Leeward Highway, Turks & Caicos Islands BWI[1] Mr. Dempsey is sole owner with voting and investment power of 100% of the the issued and outstanding shares of International Mineral Resources, Ltd., that controls 80,001 shares of the Company’s common stock eligible to vote by person or by proxy.	80,001 Restricted Common Shares	0.23%
All Directors and Officers as a Group		816,717 Common Shares.	2.37%

c.

Security ownership of certain beneficial owners after Closure of the Common Stock Share Exchange Agreement.

(1) Title of class	(2) Name of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class

Note: No qualifying beneficial owners as defined under Rule 13d-3 owning 5% or more of the Company’s common stock are reportable after the closing of the Common Stock Share Exchange Agreement.

d.

Security ownership of management after the closing of the Common Stock Share Exchange Agreement.

(1) Title of class	(2) Name of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
Common	Richard Bachman; P.O. Box 33084, Reno, NV 89533	73,672 Unrestricted Common Shares 15,000,000 Restricted Common Shares Total: 15,073,672	45.09%
Common	International Mineral Resources, Ltd. Mr. Paul Dempsey, c/o No. 1 Caribbean Place, P.O. Box 97, Leeward Highway, Turks & Caicos Islands BWI[1] Mr. Dempsey is sole owner with voting and investment power of 100% of the the issued and outstanding shares of International Mineral Resources, Ltd., that controls 80,001 shares of the Company’s common stock eligible to vote by person or by proxy.	8,000	00.003%
Common	Gerry Berg; 10580 N. McCarran Blvd., Building 115 – 208 Reno, NV 89503	Nil	00.00%
Common	Gerald Aberle; 10580 N. McCarran Blvd., Building 115 – 208 Reno, NV 89503	15,000,000 Restricted Common Shares	44.85%
All Directors and Officers as a Group		30,081,672 Common Shares.	89.94%

1 Richard Bachman, the Company’s Director, Chief Executive Officer, President, Chief Financial Officer and Principal Accounting Officer, is a director of International Mineral Resources, Ltd.

Transactions with Related Persons, Promoters and Certain Control Persons.

Other than as described below, for the fiscal year ended March 31, 2012, there were no transactions with related persons that are required to be disclosed in this Information Statement.

Item 2. Statement that proxies are not solicited.

The Company is Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

Item 3. Interest of certain persons in or opposition to matters to be acted upon.

The Company entered into a material definitive agreement not made in the ordinary course of its business on March 8, 2012. The parties to the agreement are the Company and North Homestake Mining Company, a Nevada corporation (“North Homestake”). A material relationship exists between Richard Bachman, the Company’s Director, President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, and Gerald Aberle, the Company’s Director, Vice President and Chief Operating Officer, on the one hand, and North Homestake on the other hand, in that Messrs. Bachman and Aberle own 100% of the issued and outstanding common stock of North Homestake and constitute the complete board of directors of North Homestake. When the Company’s Board of Directors met to consider the terms of the Common Stock Share Exchange Agreement, and whether or not the Company should enter into the transaction, both Mr. Bachman and Mr. Aberle disclosed their relationship with North Homestake and abstained from voting on the issue. The Company’s sole other director, Mr. Gerry Berg, had no affiliation with North Homestake, Mr. Bachman nor Mr. Aberle, and upon completion of due diligence and negotiations on behalf of the Company, Mr. Berg voted to approve the Company’s entry into the Common Stock Share Exchange Agreement.

The Company and North Homestake agreed to an exchange of common stock to affect the Registrant’s acquisition of North Homestake’s gold exploration properties located in South Dakota. The Common Stock Share Exchange Agreement requires that the Company complete, as conditions precedent to the closing of the transaction: (i) The Company’s affecting a ten for one reverse split of its common stock; (ii) Changing the name of the Company to Dakota Territory Resource Corp. The successful completion of these actions is premised upon the Company filing preliminary and definitive proxy statements with the SEC. Pursuant to Rule 14C-2 under the Securities Exchange Act of 1934, as amended, the corporate actions will become effective on the filing of a certificate of amendment to our articles of incorporation with the Secretary of State of Nevada which filing will occur at least 20 days after the date of the mailing of the Form 14C Definitive Proxy Statement to the Company stockholders. The approximate date on which the Definitive Form 14C information statement will be mailed to security holders is July 23, 2012, or as soon thereafter as the Company files its Form 14C Definitive Proxy Statement with the Securities and Exchange Commission. Further, the Company is required to file a Notice of Corporate Action with FINRA in order actually affect the ten for one Reverse Split and to acquire a new trading symbol consistent with the change of the Company’s name.

After completion of the foregoing the transaction contemplated by the Common Stock Share Exchange Agreement will close coincident with the Company issuing to Mr. Bachman and Mr. Aberle thirty million post reverse split shares of the Company’s common stock. This will make Mr. Bachman and Mr. Aberle majority shareholders of the Company.

No director of the Company intends to oppose any action taken by the majority shareholders at the Special Shareholder Meeting reported herein.

Item 4. Proposals by security holders.

No security holder entitled to vote at the meeting or by written authorization or consent has submitted to the Company any proposals.

Item 5. Delivery of documents to security holders sharing an address.

This Information Statement is dated July 6, 2012 and will be mailed to stockholders after the Company files its Definitive Form 14C with the SEC.  Only stockholders of record at the close of business on February 15, 2012 are entitled to receive this Information Statement. Stockholders sharing the same address will be sent one copy of this information statement, unless the Company receives contrary instructions from the stockholder (s).

Stockholders sharing the same mailing address may request that the Company send separate copies or additional copies of this information statement addressed to each stockholder individually, if they contact the Company at the Company’s principal place of business at the following address and/or telephone number:

Mustang Geothermal Corp

10580 N. McCarran Blvd., Building 115 – 208

Reno, NV 89503

(775) 747-0667

This information statement is being furnished to all holders of common stock of the Company as of February 15, 2012.

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission.  You may read and copy any reports, statements or other information the Company files at the Securities and Exchange Commission's public reference room in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's filings with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

Documents Incorporated by Reference.

The Company’s annual report on Form 10-K for the year ended March 31, 2012 as filed with the SEC on June 29, 2012.

Additional Disclosures with Respect to the Proposed Actions.

1.

Regulatory Approvals for the Common Stock Share Exchange Agreement.

No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the transaction, with the exception of the following: The successful completion of the subject actions is premised upon the Company filing preliminary and definitive proxy statements with the SEC. Pursuant to Rule 14C-2 under the Securities Exchange Act of 1934, as amended, the corporate actions will become effective on the filing of a certificate of amendment to our articles of incorporation with the Secretary of State of Nevada which filing will occur at least 20 days after the date of the mailing of the Form 14C Definitive Proxy Statement to the Company stockholders. The approximate date on which the Definitive Form 14C information statement will be mailed to security holders is July 23, 2012, or as soon thereafter as the Company files its Form 14C Definitive Proxy Statement with the Securities and Exchange Commission. Further, the Company is required to file a Notice of Corporate Action with FINRA in order actually affect the ten for one reverse stock split and to acquire a new trading symbol consistent with the change of the Company’s name.

2.

Reports, Opinions, Appraisals.

No report, opinion or appraisal materially relating to the transaction has otherwise been received from an outside party, and is referred to in this Information Statement on Schedule 14C.

3.

Federal Tax Treatment.

The Company’s management believes that the Share Exchange will constitute a tax free exchange within the meaning of Internal Revenue Code Sections 368(a)(1)(B) and 351. However, none of the parties is seeking tax counsel or legal or accounting opinions on whether the Common Stock Share Exchange qualifies for tax free treatment and tax-free treatment of the Common Stock Share Exchange is not a condition precedent to the obligations of the parties to the Agreement. There can be no assurance that the Company’s shareholders will receive tax-free treatment.

BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO HIM OR HER AND THE PARTICULAR TAX EFFECTS TO SUCH HOLDER OF THE COMMON STOCK SHARE EXCHANGE, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND OTHER INCOME TAX LAWS.

4.

Financial and Other Information.

The Company’s Audited Financial Statements for the years ended March 31, 2012 and March 31, 2011 are set forth in Appendix A to this Information Statement.

The audited consolidated financial statements of North Homestake from inception to March 31, 2012 are set forth in Appendix B.

The combined unaudited pro-forma financial statements of the Company and North Homestake are set forth in Appendix C.

The Common Stock Share Exchange Agreement is set forth in Appendix D.

5.

Description of the Business of Mustang Geothermal Corp

The principal executive office is located at 10580 N. McCarran Blvd., Building 115-208, Reno, Nevada.  The telephone number at the principal executive office is 775.747.0667. The Company was incorporated in Nevada on February 6, 2002 under the name of Lakefield Ventures Inc.

Effective June 2, 2006, the Company increased the authorized common stock from 50,000,000 shares, par value $0.001, to 150,000,000 shares, par value $0.001, and affected an 11.4 for one (1) forward stock split of the issued and outstanding common stock.

On June 8, 2006, the Company completed an assignment agreement, dated September 22, 2005, entered into between the Company and International Mineral Resources Ltd., (IMR) a company organized under the laws of the Turks & Caicos Islands, whereby IMR agreed to assign its right, title and interest in and to an option agreement entered into between IMR and United Energy Metals S.A. to the Company. The option agreement allowed for the holder of the option to acquire 99.8% property position of 170,000 hectares in Argentina. On December 7, 2005, IMR exercised the option to acquire 99.8% of the equity in United Energy Metals. As consideration for the assignment of the option from IMR to the Company, the Company was required to issue 8,000,000 shares to IMR and pay $50,000.00. The Rio Chubut Property was held by a majority-owned subsidiary of IMR, United Energy Metals S.A., an Argentina company, of which the Company owned 99.8% of the issued and outstanding capital stock.

Effective July 3, 2006, the Company changed its name from “Lakefield Ventures Inc.” to “Urex Energy Corp.” as a result of a merger with Urex Energy Corp., a wholly-owned subsidiary that was incorporated solely to effect the name change.  In addition, on July 3, 2006, the Company affected a two (2) for one (1) forward stock split of the authorized, issued and outstanding common stock.  As a result, the Company was authorized to issue up to 300,000,000 shares of common stock, par value $0.001.

On February 10, 2010 the Company completed the sale of the Argentine subsidiary, United Energy Metals SA (UEM), to Patagonia Resources Ltd.  The Company had signed a Letter of Intent with UrAmerica Ltd of London, U.K. for the sale of the Argentine subsidiary, United Energy Metals SA (UEM), which was reported in a news release dated December 1, 2009. The agreement provided for a US $500,000 cash payment to the Company with UrAmerica assuming a maximum liability of US $275,000 for the outstanding UEM debts. The Company used the proceeds of the sale to pay down debt.

As a part of an on-going reorganization of the Company’s business activity to include the acquisition, exploration, and development of geothermal properties, the Company held a shareholders' meeting on April 1, 2010 with a majority of shareholders voting to approve a 200 to 1 reverse stock split and a name change from Urex Energy Corp to Mustang Geothermal Corp.

On March 18, 2010, the Company entered into an agreement with Enco Explorations Inc. to purchase certain Geothermal Leases in exchange for 100,000,000 shares (500,000 shares post reverse stock split) of the Company’s common stock, which was valued at $0.01 on the transaction date.

Effective July 22, 2010, the Financial Industry Regulatory Authority, Inc. or FINRA, approved the Company’s name change from Urex Energy Corp to Mustang Geothermal Corp and a reverse stock split of 200 to 1.

On August 26, 2010, the Company entered into agreements with Minera Inc., Dakota Resource Holdings LLC., and Minera Cerro El Diablo Inc. to acquire certain geothermal leases totaling 9800 acres located in the State of Nevada for 14 million shares of the Company’s common stock, which was valued at $0.10 on the transaction date.

On November 5, 2010, the Company completed an agreement to acquire Andean Geothermic Energy S.A.C., a Peruvian Company, from Genoa Energy Resources Inc. for 15 million shares of the Company’s common stock, which was valued at $0.12 on the transaction date and a US$25,000 cash payment.  Andean Geothermic Energy S.A.C. has 4 geothermal applications totaling 3600 hectares (8896 acres) in the provinces of Arequipa, Ayacucho, and Cusco; all within of the country of Peru.

On March 22, 2011 the Company acquired a federal geothermal lease consisting of 1409 acres in the Warm Spring Valley area in the state of Nevada at a competitive bid federal auction.

a.

Current Business.

Since inception, Mustang has been primarily engaged in the acquisition and exploration of uranium and geothermal properties, but has not yet realized any revenues from operations.  Currently, the Company is not actively exploring its four project areas in state of Nevada and seven projects areas in Peru for geothermal energy resources due to the lack of adequate financing.

On September 1, 2011, the Company’s mining claims at the La Jara Mesa Uranium Property located in Cibola County, New Mexico were dropped due to the Company's inability to finance the project and resulting decision to discontinue uranium exploration.

On September 1, 2011, the Company decided to discontinue exploration activities on geothermal properties purchased from Enco Explorations Inc. due to negative test results.  Consequently, the Company terminated the geothermal leases.  The Company wrote off the remaining $858,333 from the original $1,000,000 valued price.

On December 2, 2011 the Company acquired three additional geothermal exploration concessions in southern Peru through the government application process.  The Atecata, Coline, Condoroma and Condoroma South properties are located in the Departments of Puno and Cusco, respectively and each comprises an area of 900 hectares.

b.

The North Homestake Opportunity.

North Homestake is a Nevada corporation formed on April 12, 2011, and is active and operating in good standing. Richard Bachman, who is the Company’s President, Chief Executive Officer, Chief Accounting Officer and Company director, along with Gerald Aberle, who is the Company's Vice President, Chief Operating Officer and a Company director, founded North Homestake. Mr. Bachman and Mr. Aberle are the sole directors and shareholders of North Homestake (readers are directed to the Section of this filing entitled: Transactions with Related Persons). North Homestake is a gold exploration company whose business plan focuses on the acquisition and exploration of gold resource properties for the purpose of discovering and developing profitable gold mines. North Homestake acquired gold properties located in the Homestake District of South Dakota known as the “Blind Gold Property.”

The Blind Gold Property contains 1600 acres and is approximately 3 miles northwest and on structural trend with the historic Homestake Gold Mine, which was the largest iron-formation-hosted gold deposit in the world, and has produced 1241.4 tons of gold (or approximately 40 million ounces) in its 125 year history. The mine closed in 2001 after Barrick Gold Corporation acquired Homestake Mining Company.

The unique gold endowment of the Northern Black Hills of South Dakota is attributed to the regional-scale structural intersection of the Trans-Hudson Orogenic Zone and Lewis and Clark Lineament.  The Homestake District is geologically located on the boundary of the Superior and Wyoming Geologic Plates, which collided 1.8 billion years ago, forming the north trending Trans-Hudson Orogenic Zone and the Homestake iron-formation gold deposit.  At thirty-eight million years-ago, geologic processes were reactivated and a new series of gold deposits formed in relation to intrusion magma along the west-northwest trending Lewis and Clark Lineament. This second gold event was spatially superimposed on the Homestake District and the earlier Homestake gold event.

In terms of total historic US gold production, the Black Hills of South Dakota ranks second only to the Carlin District of northeast Nevada, with the gold production of the Black Hills concentrated in a 100 square mile area known as the Homestake District.  In the context of defining success and failure in the exploration business, it has been said that "The odds are best in the shadow of the head frame".  This obvious, important exploration principle reflects the fact that ore forming processes tend to occur as multiple events and produce multiple deposits in favorable geologic settings.

The Homestake District is certainly a favorable geologic setting with a number of unique geologic gold deposit types that have yielded significant gold production, three of which are: (i) The Proterozoic-age Homestake iron-formation gold deposit that produced approximately 40 million ounces of gold; (ii) Tertiary-age replacement gold deposits that produced approximately 9 million ounces of gold; and (iii) Eo-Cambrian Homestake paleoplacer gold deposits that produced approximately1.2 million ounces of gold.  The Homestake gold deposit is the largest iron-formation hosted gold deposit in the world, producing approximately 40 million ounces of gold over 125 years at an average historical reserve grade of approximately 0.3 ounces gold per ton.

Despite the prolific production history of the Homestake District, the area is largely underexplored.  Virtually all mines in the District were discovered by virtue of the fact that the deposits were exposed at surface, or were discovered through underground exploration conducted from producing mines in close proximity.  Homestake Mining Company also believed the Northern Black Hills area held great exploration potential and in the 1980's and 1990's, undertook a $70MM exploration program focused primarily on the search for a repeat of the Homestake Mine.  The extensive Homestake exploration program successfully discovered significant new gold mineralization two miles north of the Homestake Mine and conclusively proved the continuous extension of the Homestake iron-formation host to a distance extending approximately 3 miles north of the Mine.  Gold prices in the range of $300 per ounce persisted through the 1990's, however, and eventually forced the suspension of Homestake's regional exploration effort.  No further work was conducted prior to the closing of the Mine in 2001 and subsequent acquisition of the Company by Barrick Gold Corporation in 2002.

The Blind Gold Property is located approximately 3 miles northwest of the Homestake Gold Mine.  Richard Bachman, President and CEO of Mustang and past manager of Homestake's Black Hills exploration program of the 80's and 90's was responsible for the drilling of diamond drill core holes that document the existence of Homestake iron-formation underlying the Blind Gold Property.  Mustang believes that the existence of Homestake iron-formation under the Phanerozoic-age rock covering the Blind Gold Property presents a significant exploration opportunity in so much as the repeat of the Homestake style gold mineralization is not only possible, but has already been demonstrated to occur down plunge, roughly one mile south of the Blind Gold Property.  Mustang further believes that the discovery of a repeat of the Homestake gold deposit with similar gold grades could present significant financial reward to its shareholders at today's gold prices.

In addition to the exploration potential for gold hosted in Homestake iron-formation, the Blind Gold Property is also located less than a mile north of the Maitland Mine. The Maitland Mine produced both gold and silver from a Tertiary-age replacement deposit typical of the District, with mineralization hosted in the Cambrian Deadwood formation.  The preferred host formation for tertiary-age gold mineralization is Deadwood formation, which outcrops at the southwest corner of the Blind Gold Property.  The Paha Sapa Limestone, which also occurs on the surface at Blind Gold, also hosts gold deposits within the District, but to a lesser degree.  The formation of Tertiary-aged gold-silver replacement deposits is generally dependent on fault and fracture structures necessary to the transportation of mineralizing fluids and proximity to the preferential intrusive bodies, both of which are present at the Blind Gold Property. Tertiary-age gold mineralization is evidenced across the Property by numerous mapped prospect workings dating from the turn of the century through the 1980's in Deadwood formation, Paha Sapa Limestone and Phonolite intrusive.

Mustang believes significant potential exists on the Blind Gold Property for the discovery of Tertiary-aged gold/silver replacement deposits.  Deposits of this type within the District were historically produced by underground methods at grades ranging from 0.20 to 2.0 ounces gold per ton.  Mustang believes that the historic mining grades of Tertiary-aged gold-silver deposits within the district would support the commercial viability of a similar deposit discovered on the Blind Gold Property.

Mustang's exploration focus is on the search for a repeat of the Homestake gold deposit on the Blind Gold Property, primarily because of the size and grade potential of a deposit of this type and resulting economic opportunity associated with such a discovery.  While exploration for other gold deposit types is a secondary priority, the exploration program will be opportunistic as each hole drilled through the overlying cover rock holds additional potential for the discovery of Tertiary-aged gold-silver replacement deposits.

With the knowledge and information gained from Homestake's programs of the 1980's and 1990's, Mustang's Management Team is uniquely qualified to build on the previous work with the distinct economic advantages that have been created by today's higher gold prices. The Black Hills area is known for its rich mining heritage and culture based on generations of mines and miners.  South Dakota's exploration and mining regulations are reasonable and comparable to other jurisdictions within the United States.  State and County regulatory authorities have also demonstrated their willingness to work with responsible operators to permit well-planned compliant projects.

Mustang understands the risks inherent to minerals exploration and believes that the location and technical merits of the Blind Gold Property coupled with Management's knowledge and experience supports the acquisition of North Homestake Mining Company and will create opportunity and value for its shareholders.

c.

Legal Proceedings.

There are no material, active or pending legal proceedings against the Company, nor are we involved as a plaintiff in any material proceeding or pending litigation.  There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

d.

Property

Office Space

Our executive and head offices are located at 10580 N. McCarran Blvd., Building 115-208, Reno, Nevada.

Geothermal Prospects

Mustang geothermal prospects are located in development-friendly territories, with required infrastructure for cost effective operations, based on the Fraser Institute annual resource survey illustrates rankings based on existing resources, attractive geology and friendly policies. Mustang holds 4,536 hectares of Federal geothermal leases in four project areas in the state of Nevada, which include:  Hawthorne, Reese River, Warm Springs, and Moon Rocks Projects. The Company also holds 6,300 hectares of applications in the seven project areas in country of Peru, which include: Banos de Inca, Ninobamba, Paclla, Atecata, Coline, Condoroma South, and Condoroma Projects.

e.

Management’s Discussion and Analysis and Plan of Operation.

Forward Looking Statements Advisement

This Information Statement on Schedule 14C contains forward-looking statements. To the extent that any statements made in this Report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties are outlined in “Risk Factors” and include, without limitation, the Company’s ability to raise additional capital to finance the Company’s activities; the effectiveness, profitability, and the marketability of its products; the future trading of the Common Stock of the Company; the ability of the Company to operate as a public company; the Company’s ability to protect its proprietary information; general economic and business conditions; the volatility of the Company’s operating results and financial condition; the Company’s ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in the Company’s filings with the SEC, or otherwise.

Information regarding market and industry statistics contained in this Report is included based on information available to the Company that it believes is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis.

All references to the “Company,” “we,” “our” and “us” for periods prior to the closing of the Common Stock Share Exchange Agreement refer to Mustang Geothermal Corp.

The following discussion highlights the principal factors that have affected our financial condition and results of operations as well as our liquidity and capital resources for the periods described. This discussion contains forward-looking statements.

Plan of Operations And Cash Requirements

The financial/cash position necessary to support proposed exploration programs for the upcoming year will require additional new financing between $500,000 to $1,000,000. At the time of this filing the Company has not secured this financing, although it is actively pursuing various financing options. As has been previously discussed in those sections of this filing dealing with concerns regarding the Company remaining a “going concern,” readers are reminded that without the Company obtaining sufficient funding, it will not be able to enact its strategies discussed herein. Further, without funding the Company’s ability to continue as a going concern is in doubt. Readers are encouraged to review carefully the Company’s Risk Factors that are included in this filing under Section 1A above.

The Company’s planned exploration program will consist of a limited evaluation of the Company’s highest ranked geothermal leases in Nevada and Peru and is subject to revision pending the North Homestake acquisition that is the subject of this information statement.  Additionally, the budget and any use of proceeds covering any acquired equity based financing would provide for the annual maintenance requirements for the Company’s claims, leases, and concessions.

We anticipate incurring the following costs during the next twelve month period: $30,000 on consulting and technical services; $20,000 on salaries and wages; $20,000 on surface work; $10,000 on environmental permitting expenses; $40,000 on property costs; $50,000 on administrative & general; and an additional $10,000 in machinery expense.  As a result, we anticipate that we will incur approximately $180,000 in operating expenses during the next twelve-month period. The Company may incur additional unknown costs associated with its proposed acquisition of North Homestake Mining Company and “The Blind Gold Property.”

As indicated above, our estimated working capital requirements and projected operating expenses for the next twelve-month period total $180,000. Our current working capital will likely will not be sufficient to cover our estimated capital requirements during the next twelve-month period; and we will be required to raise additional funds through the issuance of equity securities or through debt financing.  There can be no assurance that we will be successful in raising the required capital or that actual cash requirements will not exceed our estimates.  We intend to fulfill any additional cash requirement through the sale of our equity securities.

Given that we are an exploration stage company and have not generated revenues to date, our cash flow projections are subject to numerous contingencies and risk factors beyond our control, including exploration and development risks, competition from well-funded competitors, and our ability to manage growth.  We can offer no assurance that our expenses will not exceed our projections.  If our expenses exceed estimates, we will require additional monies during the next twelve months to execute our business plan.

There are no assurances that we will be able to obtain further funds required for our continued operation. There can be no assurance that additional financing will be available to us when needed or, if available, that it can be obtained on commercially reasonable terms.  If we are not able to obtain additional financing on a timely basis, we will not be able to meet our other obligations as they become due and we will be forced to scale down, diversify or perhaps even cease the operation of our business.

There is substantial doubt about our ability to continue as a going concern as the continuation of our business is dependent upon obtaining further long-term financing, successful exploration and development of our property interests and, finally, achieving a profitable level of operations.  The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current stockholders.  Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

Exploration and Development Costs

Our proposed work program includes recommendations with a proposed budget of $180,000:

1. Assuming the agreement with North Homestake Mining Company be completed, the Company would move to complete an exploration drilling permit with the DENR of South Dakota and USFS on the Blind Gold Property located in South Dakota. Surface sampling of the property can start without a permit and is scheduled upon completion of the definitive agreement.

2. Continue land access negotiations with the surface owners on Condoroma and Condoroma South geothermal properties in Peru.

3. Work programs on the two Condoroma properties would be similar in nature for each: broader coverage of the shallow-temperature gradient surveys, additional re-processing of existing data (magnetic, gravity, GETECH, and especially for the audio-magnetotelluric data), ground magnetic and vlf surveys to help detail map structure. The seismic method has also been used to good effect to help map pregnant geothermal structures at depth. Favorable results would be followed-up by the drilling of deeper, but still relatively shallow wells for the purposes of temperature test readings.

4. The geothermal wells portion of the recommended work for the Properties is contingent on the results of reprocessing existing geophysical data and new geophysical surveys.

During the next twelve-month period, we plan to concentrate all exploration activities on our geothermal properties in State of Nevada and Peru, and gold property in South Dakota upon completion of the North Homestake acquisition.  Given the current difficult economic environment, the Company is considering alternatives to conventional financing, due to the limited availability of conventional financing at desirable terms.

Capital Expenditures

As of the fiscal year ended March 31, 2012, our company did not have any material commitments for capital expenditures and management does not anticipate that our company will spend additional material amounts on capital expenditures during the next twelve month period.

Employees

We have no employees.  Management, all of who are consultants, conducts our operations.  We do not expect any material changes in the number of employees over the next twelve-month period.  Given the early stage of our development and exploration properties, we intend to continue to outsource our professional and personnel requirements by retaining consultants on an as needed basis.  However, if we are successful in our initial and any subsequent development and exploration programs, we may retain additional consultants.

Liquidity

The Company is unaware of any known trends or any known demands, commitments, events or uncertainties that will result in or that are reasonably likely to result in the registrant's liquidity increasing or decreasing in any material way.

Capital Resources

The Company had no material commitments for capital expenditures as of the end of the latest fiscal year.

Results of Operations

As at March 31, 2012, we had working capital deficit of $1,511,877. Our financial statements report a net loss of $1,819,877 for the fiscal year ended March 31, 2012 as compared to $2,561,307 for the fiscal year ended March 31, 2011. Our accumulated losses for the period from February 6, 2002, our date of inception, to March 31, 2012 was $13,596,302.

The decrease in the net loss was due to an increase in exploration costs and a decrease in the impairment of an intangible asset.

Our total liabilities as of March 31, 2012 were $1,514,904, as compared to total liabilities of $1,094,798 as at March 31, 2011. The change was due primarily to increases in accounts payable and accrued liabilities and increase in notes payable to a related party.

Cash Flow Used in Operating Activities

Operating activities used cash of $205,713 for the fiscal year ended March 31, 2012, compared to using $109,603 for the fiscal year ended March 31, 2011.  The increase in cash used during the fiscal year ended March 31, 2012 was mainly due to the following three factors: (i) the impairment of goodwill in 2011; (ii) the decrease of the Company’s net loss in fiscal year ended March 31, 2012; and, (ii) increases due to the Company’s write off of geothermal leases in fiscal year ended March 31, 2012.

Cash Flow Provided by Financing Activities

Financing activities provided cash flows of $163,574 for the fiscal year ended March 31, 2012 as compared to used cash of $104,871 for the fiscal year ended March 31, 2011. The increase is due mainly to the increase of notes payable.

Trends and Uncertainties

Our ability to generate revenues in the future is dependent on whether we successfully explore and develop our current property interests or any property interests that we may acquire in the future.  We cannot predict whether or when this may happen and this causes uncertainty with respect to the growth of our company and our ability to generate revenues.

Off-Balance Sheet Arrangements

Our company has no outstanding derivative financial instruments, off-balance sheet guarantees, interest rate swap transactions or foreign currency contracts.  Neither our company nor our operating subsidiary engages in trading activities involving non-exchange traded contracts.

Critical Accounting Policies

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures of our company.  Although these estimates are based on management's knowledge of current events and actions that our company may undertake in the future, actual results may differ from such estimates.

Going Concern

We have suffered recurring losses from operations.  The continuation of our company as a going concern is dependent upon us attaining and maintaining profitable operations and raising additional capital.

Due to the uncertainty of our company’s ability to meet our current operating expenses and the capital expenses noted above, in their report on the annual financial statements for the period ended March 31, 2012, our company’s independent auditors included an explanatory paragraph regarding concerns about our company’s ability to continue as a going concern.

The continuation of our company’s business is dependent upon us raising additional financial support. The issuance of additional equity securities by our company could result in a significant dilution in the equity interests of our company’s current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our company’s liabilities and future cash commitments.

There are no assurances that our company will be able to obtain further funds required for our continued operations.  As noted herein, we intend to pursue various financing alternatives to meet our immediate and long-term financial requirements.  There can be no assurance that additional financing will be available to our company when needed or, if available, that it can be obtained on commercially reasonable terms.  If we are not able to obtain the additional financing on a timely basis, we will be unable to conduct our operations as planned, and we will not be able to meet our other obligations as they become due.  In such event, we will be forced to scale down or perhaps even cease our operations.

Exploration Stage Company

The Company is an exploration stage company, and follows the guideline of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 915 Development State Entities.  It is primarily engaged in the acquisition and exploration of mining properties.  All losses accumulated since inception, have been considered as part of the Company’s exploration stage activities.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

Concentration of credit risks

The Company is subject to concentrations of credit risk primarily from cash and cash equivalents.  The Company maintains accounts with financial institutions, which at times exceeds the insured Federal Deposit Insurance Corporation limit of $100,000.  The Company minimizes its credit risks associated with cash by periodically evaluating the credit quality of its primary financial institutions.

Mineral Property Costs

Mineral property acquisition, exploration and development costs are expensed as incurred until such time as economic reserves are quantified.  From that time forward, the Company will capitalize all costs to the extent that future cash flows from mineral reserves equal or exceed the costs deferred.  The deferred costs will be amortized over the recoverable reserves when a property reaches commercial production.  Costs related to site restoration programs will be accrued over the life of the project.  To date, the Company has not established any reserves on its geothermal energy properties.

Financial Instruments

Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments.  As these estimates are subjective in nature, involving uncertainties and matters of significant judgement, they cannot be determined with precision.  Changes in assumptions can significantly affect estimated fair value.  For the purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale of liquidation.

The carrying values of cash, accounts payable and loan payable approximate fair value because of the short-term nature of these instruments.  Management is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

Environmental Costs

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate.  Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed.  Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated.  Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company's commitments to plan of action based on the then known facts.

New Accounting Pronouncements

A variety of proposed or otherwise potential accounting standards are currently under study by standard-setting organizations and various regulatory agencies. Because of the tentative and preliminary nature of these proposed standards, management has not determined whether implementation of such proposed standards would be material to the Company’s consolidated financial statements.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Risk Factors

Much of the information included in this information statement includes or is based upon estimates, projections or other “forward-looking statements”.  Such forward-looking statements include projections or estimates made by the Company in connection with its business operations.  While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions, or other future performance suggested herein.  We undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Such estimates, projections or other “forward-looking statements” involve various risks and uncertainties as outlined below. We caution readers of this information statement that important factors in some cases have affected and, in the future, could materially affect actual results and cause actual results to differ materially from the results expressed in any such estimates, projections or other “forward-looking statements”.  In evaluating us, our business and any investment in our business, readers should carefully consider the following factors.

We have had negative cash flows from operations and if we are not able to obtain further financing our business operations may fail.

To date we have had negative cash flows from operations and we have been dependent on sales of our equity securities and debt financing to meet our cash requirements and have incurred a net loss of $1,819,877 for the fiscal year ended March 31, 2012, and cumulative losses of $13,596,302 from inception to March 31, 2012. We do not expect to generate positive cash flow from operations in the near future. There is no assurance that actual cash requirements will not exceed our estimates. Any decision to further expand our company’s operations or our exploration properties is anticipated to involve consideration and evaluation of several significant factors including, but not limited to:

•

Costs to bring each property into production, including exploration work, preparation of  production feasibility studies, and construction of production facilities;

•

Availability and costs of financing;

•

Ongoing costs of production;

•

Market prices for the electrical power to be produced;

•

Environmental compliance regulations and restraints; and

•

Political climate and/or governmental regulation and control.

The occurrence of any of the aforementioned events could adversely affect our ability to meet our business plans.

We depend almost exclusively on outside capital to pay for the continued exploration and development of our properties.  Such outside capital may include the sale of additional stock and/or commercial borrowing.  Capital may not be available if necessary to meet these continuing development costs or, if the capital is available, that it will be on terms acceptable to us.  The issuance of additional equity securities by us may result in a significant dilution in the equity interests of our current stockholders.  Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

If we are unable to obtain financing in the amounts and on terms deemed acceptable to us, we may be unable to continue our business and, as a result, we may be required to scale back, diversify or cease our business operations, the result of which would be that our stockholders would lose some or all of their investment.

A decline in the price of our common stock could affect our ability to raise further working capital and adversely impact our operations.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital.  Because our operations have been primarily financed through the sale of equity securities, a decline in the price of our common stock could be especially detrimental to our liquidity and our continued operations.  Any reduction in our ability to raise equity capital in the future would force us to reallocate funds from other planned uses and may have a significant negative effect on our business plans and operations, including our ability to develop new products and continue our current operations.  If our stock price declines, we may not be able to raise additional capital or generate funds from operations sufficient to meet our obligations.

We have a history of losses and fluctuating operating results that raises doubt about our ability to continue as a going concern.

From inception through to March 31, 2012, we have incurred aggregate losses of approximately $13,596,302. Our loss from continuing operations for the fiscal year ended March 31, 2012 was $1,819,877.  There is no assurance that we will operate profitably or will generate positive cash flow in the future. In addition, our operating results in the future may be subject to significant fluctuations due to many factors not within our control, such as general economic conditions, market price of minerals and exploration and development costs.  If we cannot generate positive cash flows in the future, or raise sufficient financing to continue our operations, then we may be forced to scale down or even close our operations. Until such time as we generate revenues, we expect an increase in development costs and operating costs. Consequently, we expect to incur operating losses and negative cash flow until our properties enter commercial production.

We have a limited operating history and if we are not successful in continuing to grow our business, then we may have to scale back or even cease our ongoing business operations.

We have no history of revenues from operations and have no significant tangible assets. We have yet to generate positive earnings and there can be no assurance that we will ever operate profitably. Our company has a limited operating history and must be considered in the development stage. The success of our company is significantly dependent on a successful acquisition, exploration, development and production program. Our company’s operations will be subject to all the risks inherent in the establishment of a developing enterprise and the uncertainties arising from the absence of a significant operating history. We may be unable to locate recoverable reserves or operate on a profitable basis. We are in the development stage and potential investors should be aware of the difficulties normally encountered by enterprises in the development stage. If our business plan is not successful, and we are not able to operate profitably, investors may lose some or all of their investment in our company.

Trading in our common shares on the OTC Bulletin Board is limited and sporadic making it difficult for our shareholders to sell their shares or liquidate their investments.

Our common shares are currently quoted on the OTC Bulletin Board.  The trading price of our common shares has been subject to wide fluctuations.  Trading prices of our common shares may fluctuate in response to a number of factors, many of which will be beyond our control.  The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies in the development stage.  There can be no assurance that trading prices and price earnings ratios previously experienced by our common shares will be matched or maintained.  These broad market and industry factors may adversely affect the market price of our common shares, regardless of our operating performance.

In the past, following periods of volatility in the market price of a company's securities, securities class-action litigation has often been instituted.  Such litigation, if instituted, could result in substantial costs and a diversion of management's attention and resources.

Because of the early stage of development and the nature of our business, our securities are considered highly speculative.

Resource exploration and development is a speculative business, characterized by a number of significant risks including, among other things, unprofitable efforts resulting not only from the failure to discover geothermal or other mineral deposits, but from finding geothermal or other mineral deposits which, though present, are insufficient in quantity and quality to return a profit from production. The marketability of resources acquired or discovered by our company may be affected by numerous factors which are beyond the control of our company and which cannot be accurately predicted, such as market fluctuations, the proximity and capacity of milling facilities, mineral markets and processing equipment and such other factors as government regulation, including regulations relating to royalties, allowable production, transmission of electrical power and environmental protection, the combination of which factors may result in our company not receiving an adequate return of investment capital.

As our properties are in the exploration and development stage, there can be no assurance that we will establish commercial discoveries on our properties.

The exploration business relies upon the accuracy of determinations as to whether a given geothermal or other mineral occurrence is commercially viable. This reliance is important in that reported reserves and resources are only estimates and do not represent with certainty that estimated reserves and resources will be recovered or that they will be recovered at the rates estimated. Reserve and resource estimates are based on limited drilling, and inherently carry the uncertainty that drilling may not be representative. Reserve and resource estimates may require revision (either upward or downward) based on actual production experience. Market price fluctuations, as well as increased production costs or reduced recovery rates, may render certain resources uneconomic. Inaccurate estimates may result in a misallocation of the Company's resources such that an excess amount could be allocated to a less than economic deposit or, conversely, failure to develop a significant deposit.

Our company will be subject to operating hazards and risks that may adversely affect our company’s financial condition.

Exploration involves many risks, which even a combination of experience, knowledge and careful evaluation may not be able to overcome.  Our operations will be subject to all the hazards and risks normally incidental to exploration, development and production, such as unusual or unexpected formations, cave-ins or pollution, all of which could result in work stoppages, damage to property and possible environmental damage. We do not have general liability insurance covering our operations and do not presently intend to obtain liability insurance as to such hazards and liabilities. Payment of any liabilities as a result could have a materially adverse effect upon our company's financial condition.

Our company’s activities will be subject to environmental and other industry regulations that could have an adverse effect on the financial condition of our company.

Our activities are subject to environmental regulations promulgated by government agencies from time to time. Environmental legislation generally provides for restrictions and prohibitions on spills, releases or emissions of various substances produced in association with certain mining industry operations, such as seepage from test wells, which may result in environmental pollution. A breach of such legislation may result in imposition of fines and penalties. In addition, certain types of operations require the submission and approval of environmental impact assessments. Environmental legislation is evolving in a manner that means stricter standards and enforcement, and more stringent fines and penalties for non-compliance. Environmental assessments of proposed projects carry a heightened degree of responsibility for companies and directors, officers and employees. The cost of compliance with changes in governmental regulations could have an adverse effect on the financial condition of our company.

Our operations, including exploration and development activities and commencement of production on our properties, which will require permits from various federal, state, provincial and local governmental authorities, are and will be governed by laws and regulations governing prospecting, development, production, exports, taxes, labor standards, occupational health, waste disposal, toxic substances, land use, environmental protection, plant safety and other matters. Companies engaged in the development and operation of power plants and related facilities generally experience increased costs and delays in production and other schedules as a result of the need to comply with applicable laws, regulations and permits.

Failure to comply with applicable laws, regulations, and permitting requirements may result in enforcement actions, including orders issued by regulatory or judicial authorities.  Such actions may cause operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. Parties engaged in energy production operations may be required to compensate those suffering loss or damage by reason of the production activities and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations and, in particular, environmental laws.

Our current property interests are located in North and South America, and the current and future economic, political and social conditions, as well as the governmental policies of the respective jurisdictions, could have an adverse effect on our company’s overall financial condition and ability to general revenues.

We expect that a substantial portion of our business, including future assets and operations of our company, will be located and conducted in North and South America, including Peru and the State of Nevada and South Dakota.  The economy of countries such as Peru differs from the economies of most developed countries in many respects.  While the economies of such countries, including Peru, have experienced significant growth in the past twenty years, growth has been uneven, both geographically and among various sectors of the economy.  The governments of such countries have implemented various measures to encourage economic growth and guide the allocation of resources.  While some of these measures benefit the overall economy of such countries, they may have a negative effect on our operations.  For example, our operating results and financial condition may be adversely affected by government control over capital investments or changes in tax regulations applicable to us.  If there are any changes in any policies by such governments and our proposed business is negatively affected as a result, then our financial results, including our ability to generate revenues and profits, will also be negatively affected.

Competition may have an adverse impact on our company’s ability to acquire suitable mineral properties, which may have an adverse impact on our company’s operations.

Significant and increasing competition exists for the limited number of resource acquisition opportunities available. As a result of this competition, some of which is with large established production companies with substantial capabilities and greater financial and technical resources than our company, we may be unable to acquire attractive properties on terms we consider acceptable. Accordingly, there can be no assurance that any proposed exploration and development program will yield any reserves or result in any commercial production.

We currently rely on certain key individuals and the loss of one of these certain key individuals could have an adverse effect on our company.

Our company’s success depends to a certain degree upon certain key members of our management. These individuals are a significant factor in our company's growth and success. We do not have key employee insurance in place in respect of any of our senior officers or personnel and we do not anticipate obtaining such insurance in the near future. The loss of the service of members of our management and certain key employees could have a material adverse effect on our company. In particular, the success of our company is highly dependent upon the efforts of our president and director, Mr. Richard Bachman, the loss of whose services would have a material adverse effect on the success and development of our company.

We are an exploration stage company, and there is no assurance that a commercially viable deposit or reserve exists on any of our properties that we have, or might obtain, an interest.

We are an exploration stage company and cannot give assurance that a commercially viable deposit, or reserve, exists on any properties for which our company currently has or may have an interest. Therefore, determination of the existence of a reserve depends on appropriate and sufficient exploration work and the evaluation of legal, economic, and environmental factors. If we fail to find a commercially viable deposit on any of our properties, our financial condition and results of operations will be adversely affected in a material manner.

Investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share if we issue additional shares or raise funds through the sale of equity securities.

Our articles of incorporation authorize the issuance of 310,000,000 shares, consisting of 300,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001.  In the event that we are required to issue any additional shares or enter into private placements to raise financing through the sale of equity securities, investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share depending on the price at which such securities are sold.  If we issue any such additional shares, such issuances will cause a reduction in the proportionate ownership and voting power of all other shareholders.  Further, any such issuance may result in a change in our control.

Trading of our stock may be restricted by the SEC’s “Penny Stock” regulations that may limit a stockholder's ability to buy and sell our stock.

The SEC has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions.  Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors.”  The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.  The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account.  The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation.  In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules.  Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities.  We believe that the penny stock rules discourage investor interest in and limit the marketability of, our common stock.

The Financial Industry Regulatory Authority, or FINRA, sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer.  Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information.  Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers.  The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Directors and Officers

All directors of our company hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified.  The officers of our company are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal. Effective February 24, 2012, Director Brian Cole and Director and Chief Financial Officer and Principal Accounting Officer Kevin Pikero resigned their respective positions with the registrant. Neither Mr. Cole nor Mr. Pikero held a position on any committee of the board of directors at the time of the their resignations. Neither Mr. Cole nor Mr. Pikero communicated to the Company that their respective decisions to resign their positions with the Company was caused by a disagreement with the Company, known to an executive officer of the Company, as defined in 17 CFR 240.3b-7, on any matter relating to our operations, policies or practices.

On February 24, 2012, we announced the appointment by nomination and election to its board of directors of Gerald Aberle and Gerry Berg. Neither the Company nor Mr. Richard Bachman had any prior understanding or arrangement with respect to the selection, nomination and election of Mr. Aberle or Mr. Berg to its board of directors. The Company did not place Mr. Aberle nor Mr. Berg on any committee of the board of directors and the Company does not expect to place either Mr. Aberle or Mr. Berg on any such committee.

Our directors, executive officers and other significant employees, their ages, positions held and duration each person has held that position, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Richard Bachman	Director, President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer	57	September 28, 2005
Gerald Aberle	Director, Vice President & Chief Operating Officer	54	February 24, 2012
Gerry Berg	Director	65	February 24, 2012

Business Experience

The following is a brief account of the education and business experience of each director and executive officer during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Richard Bachman – President and Director

Mr. Bachman has been the President and a director of our company since September 28, 2005. Mr. Bachman’s work experience includes 22 years working with Homestake Mining Company from 1980 to 2002 in various capacities ranging from exploration to mine operations. From 1995 to 1998, he was the Regional Geologist for Brazil where he directed a staff of 46 and was responsible for a $2.5 million annual exploration budget. He conducted a countrywide assessment that resulted in the acquisition of a one million hectare property in a 20 million ounce gold district in the Amazon.

From 1999 to 2000 Mr. Bachman was the Regional Geologist for Peru where he directed a staff of 10 and refocused Homestake’s existing exploration program, which resulted in the evaluation of 83 properties in 24 months and yielded one new discovery. From 2001 to 2002, he was Homestake’s Regional Geologist, International Special Projects, where he designed and successfully implemented reconnaissance programs in southern Argentina that resulted in the evaluation of 63 properties with five advancing and the coordination and field review of 22 properties.

From 2002 until now, Mr. Bachman has acted as President and Consulting Professional Geologist for Minera Teles Pires Inc., a Reno, Nevada company.  Mr. Bachman holds a Bachelors of Science degree in Geological Engineering from the South Dakota School of Mines and Technology and is a Certified Professional Geologist with the American Institute of Professional Geologists.

Mr. Gerald Aberle – Director

Mr. Aberle graduated in 1980 from South Dakota School of Mines and Technology with a bachelor of science degree in mining engineering. He has over 30 years of experience in the minerals industry, including 22 years with Homestake Mining Company at the Homestake gold mine in Lead, S.D. Mr. Aberle's mining background includes extensive engineering, operations management and project management experience. Over the past 14 years, Mr. Aberle has consulted in the mining, underground construction and minerals exploration business for clients including Homestake Mining Co., Barrick Gold Corp., the State of South Dakota and the University of Washington in connection with the planning and development of the National Science Foundation's national deep underground science and engineering laboratory.  Over the past 4 years, Mr. Aberle has held numerous corporate management positions in the junior exploration business.  Mr. Aberle also has more than 17 years of private business experience in the United States, primarily in the land development and construction industries.

Mr. Gerry Berg – Director

Mr. Berg has over 30 years of senior management experience working with private and public companies. His overall emphasis has been on Finance and Operations. Mr. Berg has served a number of public companies as their President, Chief Financial Officer, Board member or as a financial consultant.

Mr. Berg’s career includes experience in public offerings, mergers and acquisitions, development of strategic business plans, cash management, cost and budget controls, and tax planning.

Mr. Berg holds a Bachelors of Arts in Accounting from Walsh College.  Mr. Berg became a Certified Public Accountant (CPA) in the State of Michigan in 1979 and in the State of California in 1984.  Mr. Berg does not currently practice as a CPA.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1. Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Summary Compensation Table

The particulars of compensation paid to the following persons:

1.

Our principal executive officer;

2.

One of our executive officers who were serving as executive officers at the year ended March 31, 2012; and

3.

Up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year,

Who we will collectively refer to as the named executive officers, of our company for the years ended March 31, 2012, 2011, 2010, 2009, 2008, 2007 and 2006, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa-tion ($)	Total ($)
Richard Bachman President(1)	2012 2011 2010 2009 2008 2007 2006	120,000 120,000 120,000 120,000 120,000 120,000 60,000(2)	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil	120,000 120,000 120,000 120,000 120,000 120,000 60,000

(1) Mr. Bachman was appointed our President on September 28, 2005.

(2) Effective October 1, 2005, we began paying under a management consulting agreement with Mineral Teles Pires Inc., a company controlled by Mr. Bachman.

Effective October 1, 2005, we entered into a management consulting agreement with Minera Teles Pires Inc., a company controlled by Mr. Bachman.  The management agreement provides a fixed fee of $10,000 per month of which $5,000 is paid and the other $5,000 is deferred until financing is obtained by our company.  During the year ended March 31, 2012, the Company incurred $120,000 in management fees from Minera Teles Pires Inc.  As at March 31, 2012, the Company owed Minera Teles Pires $520,550 for management fees and out of pocket expenses.

Effective February 24, 2012, the Company entered into a consulting contract with Jerikodie, Inc., a South Dakota corporation controlled by Gerald Aberle, the Company’s director, Vice President and Chief Operating Officer. The agreement provides for compensation of $9,000 per month. To date the Company has not paid any of the $11,250 due and owing under the contract up to March 31, 2012, and the Company expects to be able to make payments under the contract once it obtains financing. The term of the contract is one year.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors from time to time.  We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Outstanding Equity Awards at Fiscal Year-End

We established a 2007 Stock Option Plan to provide for the issuance of stock options to acquire an aggregate of up to 2,000,000 shares of our common stock.  As of March 31, 2012, no options were issued under our 2007 Stock Option Plan.

During the year ended March 31, 2012, we did not grant any options to purchase shares of our common stock and no stock options were exercised.

The particulars of unexercised options, stock that has not vested and equity incentive plan awards for our named executive officers are set out in the following table:

	Options Awards	Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard Bachman	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	Nil
Gerald Aberle	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	Nil

Director Compensation

We reimburse our directors for expenses incurred in connection with attending board meetings.  We did not pay any other director's fees or other cash compensation for services rendered as a director for the fiscal year ended March 31, 2012.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee which may be established.  Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.  Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.  No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments for the fiscal year ended March 31, 2012.

Significant Employees

We do not employ any non-officers who are expected to make a significant contribution to its business.

Corporate Governance

1.

Nominating Committee.  We have not established a Nominating Committee because of our limited operations; and because we have only three directors and two officers, we believe that we are able to effectively manage the issues normally considered by a Nominating Committee.

2.

Audit Committee.  We have has not established an Audit Committee because of our limited operations; and because we have only three directors and two officers, we believe that we are able to effectively manage the issues normally considered by an Audit Committee.

3.

Code of Ethics. We have adopted a Code of Ethics for our principal executive and financial officers.

Options Granted During the Last Fiscal Year

No options were issued during the fiscal year ending March 31, 2012.

Employment Agreements

From inception the Company has not entered into any employment agreements.

Equity Compensation Plan Information

We established a 2007 Stock Option Plan to provide for the issuance of stock options to acquire an aggregate of up to 2,000,000 shares of our common stock.  As of March 31, 2012, no options were issued under our 2007 Stock Option Plan.

During the year ended March 31, 2012, we did not grant any options to purchase shares of our common stock and no stock options were exercised.

The particulars of unexercised options, stock that has not vested and equity incentive plan awards for our named executive officers are set out in the following table:

	Options Awards	Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard Bachman	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	Nil
Gerald Aberle	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	Nil

Directors and Officers Liability Insurance

The Company has no directors and officers insurance.

Certain Relationships and Related Transactions

The Company entered into a material definitive agreement not made in the ordinary course of its business on March 8, 2012. The parties to the agreement are the Company and North Homestake Mining Company, a Nevada corporation (“North Homestake”). A material relationship exists between Richard Bachman, the Company’s Director, President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, and Gerald Aberle, the Company’s Director, Vice President and Chief Operating Officer on the one hand, and North Homestake on the other hand, in that Messrs. Bachman and Aberle own 100% of the issued and outstanding common stock of North Homestake and constitute the complete board of directors of North Homestake. When the Company’s Board of Directors met to consider the terms of the Common Stock Share Exchange Agreement, and whether or not the Company should enter into the transaction, both Mr. Bachman and Mr. Aberle disclosed their relationship with North Homestake and abstained from voting on the issue. The Company’s sole other director, Mr. Gerry Berg, had no affiliation with North Homestake, Mr. Bachman nor Mr. Aberle, and upon completion of due diligence and negotiations on behalf of the Company, Mr. Berg voted to approve the Company’s entry into the Common Stock Share Exchange Agreement.

Excepting the Common Stock Share Exchange Agreement that is described in this filing, and the specific disclosures contained in this filing concerning Related Party Transactions, there have been no negotiations, transactions or material contacts during the past two years between the Company, including subsidiaries of the Company, and North Homestake, any affiliates of North Homestake, and any person not affiliated with North Homestake who nonetheless would have a direct interest in such matters concerning any:

1.

Merger;

2.

Consolidation;

3.

Acquisition;

4.

Tender offer for or other acquisition of any class of the subject company's securities;

5.

Election of the subject company's directors; or sale or other transfer of a material amount of assets of North Homestake.

Excepting the Common Stock Share Exchange Agreement that is described in this filing, and the specific disclosures contained in this filing concerning Related Party Transactions, there are no present or proposed material agreements, arrangements, understandings or relationships between the Company or any of its executive officers, directors, controlling persons or subsidiaries and North Homestake or any of its executive officers, directors, controlling persons or subsidiaries (other than any agreement, arrangement or understanding disclosed under any other sections of Regulation M-A and included herewith).

Indemnification of Officers and Directors

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. The Company's Certificate of Incorporation provides that no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except as limited by Nevada law. The Company's Bylaws provide that the Company shall indemnify to the full extent authorized by law each of its directors and officers against expenses incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of the corporation.

Nevada law

Section 78.751 of the Nevada General Corporation Laws provides as follows: “78.751 Indemnification of officers, directors, employees and agents; advance of expenses. 1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint  venture,  trust  or  other enterprise,  against expenses, including attorney's fees, judgments, fines and amounts paid  in settlement  actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in  a manner which he reasonably believed to be in or not opposed to  the  best interests of the corporation, and, with respect  to any  criminal  action or proceeding, had no reasonable cause to believe  his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was lawful.”

“A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint  venture, trust or other enterprise against expenses,  including  amounts paid in settlement  and attorneys' fees  actually and reasonably incurred by him in connection with the  defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be  in or  not  opposed  to  the  best  interests  of  the corporation.”

“Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses  as the court deems proper.”

“To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.”

“Any indemnification under subsections 1 and 2, unless ordered by a court or advanced pursuant to subsection 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (a) By the stockholders: (b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to act, suit or proceeding; (c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The Articles of Incorporation, the Bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal, suit  or proceeding  must be paid by the corporation as they are incurred and  in  advance of the final disposition of the action, suit  or proceeding, upon receipt of an undertaking by or on behalf of the director  or  officer  to repay the amount if it  is ultimately determined by a court of competent jurisdiction that he  is not entitled to be indemnified by corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than the directors or officers may be entitled under any contract or otherwise by law.”

“The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this section:  (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection 2 or  for the advancement of expenses made pursuant to subsection 5, may not be made  to  or  on  behalf of any director or officer if  a final adjudication  establishes  that his  act  or omissions involved intentional misconduct, fraud or a knowing violation of  the law and  was  material to the cause of action. (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise,  the Registrant has been advised that in the opinion of the Securities and  Exchange  Commission such indemnification is against  public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to  a  court  of  appropriate jurisdiction the question whether  such indemnification by it is against public policy  as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Trading Information

Our common stock is quoted on the OTC Bulletin Board under the symbol “URXE”. The following quotations obtained from otcbb.com reflect the high and low bids for our common stock based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The high and low bid prices of our common stock for the periods indicated below are as follows:

OTC Bulletin Board (1)
Quarter Ended	High	Low
March 31, 2012	$0.02	$0.004
December 31, 2011	$0.04	$0.003
September 30, 2011	$0.13	$0.02
June 30, 2011	$0.45	$0.12
March 31, 2011	$1.00	$0.40
December 31, 2010	$1.21	$0.11
September 30, 2010	$2.00	$0.11
June 30, 2010 *200:1 reverse stock split	$6.00	$2.00
March 31, 2010	$0.03	$0.01
December 31, 2009	$0.03	$0.01
September 30, 2009	$0.04	$0.02
June 30, 2009	$0.04	$0.01
March 31, 2009	$0.04	$0.01
December 31, 2008	$0.05	$0.02
September 30, 2008	$0.10	$0.04
June 30, 2008	$0.16	$0.09
March 31, 2008	$0.19	$0.11
December 31, 2008	$0.251	$0.105

(1)

Over-the-counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not represent actual transactions.

Our common shares are issued in registered form. Holladay Stock Transfer, Inc., 2939 N 67th Place, Scottsdale, Arizona 85251 (Telephone: (408) 481-3940; Facsimile: (408) 481-3941) is the registrar and transfer agent for our common shares.

Holders

As of the Company’s year ended March 31, 2012, the shareholders' list of our common shares showed greater than 800 registered shareholders and 34,492,057 common shares issued and outstanding.

6.

Description of the Business of North Homestake Mining Company.

North Homestake is a Nevada corporation formed on April 12, 2011, and is active and operating in good standing. Richard Bachman, who is the Company’s President, Chief Executive Officer and Chief Accounting Officer and Company director, along with Gerald Aberle who is the Company's Vice President, Chief Operating Officer and Company director founded North Homestake. Mr. Bachman and Mr. Aberle are the sole directors and shareholders of North Homestake (readers are directed to the Section of this filing entitled: Transactions with Related Persons). North Homestake is a gold exploration company whose business plan focuses on the acquisition and exploration of gold resource properties for the purpose of discovering and developing profitable gold mines. North Homestake acquired gold properties located in the Homestake District of South Dakota known as the “Blind Gold Property.”

The Blind Gold Property contains 1600 acres and is approximately 3 miles northwest and on structural trend with the historic Homestake Gold Mine, which was the largest iron-formation-hosted gold deposit in the world, and has produced 1241.4 tons of gold (or approximately 40 million ounces) in its 125 year history. The mine closed in 2001 after Barrick Gold Corporation acquired Homestake Mining Company.

a. Principals of North Homestake and their Qualifications.

Mr. Richard Bachman

Mr. Richard Bachman’s work experience includes 22 years working with Homestake Mining Company in various capacities ranging from exploration to operations. From 1983 to 1994, he was the Regional Geologist for the Homestake Mine District managing a cumulative budget of $70 million. Additionally, during the period from 1995 to 1998, he was Homestake’s Regional Geologist for Brazil where he directed a staff of 46 and was responsible for a $2.5 million annual exploration budget. He conducted a Brazil countrywide assessment that resulted in the acquisition of a one million hectare property in a 20 million ounce gold district in the Amazon.

From 1999 to 2000 Mr. Bachman was Homestake’s Regional Geologist for Peru where he directed a staff of 10 and refocused Homestake’s existing exploration program, which resulted in the evaluation of 83 properties in 24 months and yielded one new discovery. From 2001 to 2002, he was Homestake’s Regional Geologist, International Special Projects, where he designed and successfully implemented reconnaissance programs in southern Argentina that resulted in the evaluation of 63 properties with five advancing and the coordination and field review of 22 properties.

From 2002 until the present, Mr. Bachman has acted as President and Consulting Professional Geologist for Minera Teles Pires Inc., a Reno, Nevada company.  Mr. Bachman has also served as President, CEO and Director of Capella Resources Ltd from 2006 - 2011, a Canadian public company traded on TSX Venture Exchange with exploration properties in the U.S., Canada, Chile, and Peru.

Mr. Bachman holds a Bachelors of Science degree in Geological Engineering from the South Dakota School of Mines and Technology and is a Certified Professional Geologist with the American Institute of Professional Geologists.

Mr. Gerald Aberle

Mr. Gerald Aberle graduated in 1980 from South Dakota School of Mines and Technology with a Bachelor of Science degree in mining engineering. He has over 30 years of experience in the resource industry, including 22 years with Homestake Mining Company at the Homestake Mine. Mr. Aberle's resource and minerals background includes extensive engineering, operations management and project management experience.

Over the past 14 years, Mr. Aberle has consulted in the mining, underground construction and minerals exploration business for clients including Homestake Mining Company., Barrick Gold Corp., the State of South Dakota, and the University of Washington in connection with the planning and development of the National Science Foundation's national deep underground science and engineering laboratory.

Mr. Aberle served as Vice President of Operations for Capella Resources Ltd. from September 2008 to June 2010 and served as President and Chief Executive Officer and Director of Capella Resources Ltd. from August 2011 to December 2011.  Mr. Aberle also served as President, CEO and Director of AM Gold from June 2010 to September 2010 and as President, COO and Director of AM Gold from September 2010 to October 2011.  Mr. Aberle also has served as President Jerikodie Inc. from July 1998 to Present.

Mr. Aberle also has more than 17 years of private business experience in the United States, primarily in the land development and construction industries.

b. The Blind Gold Property

The unique gold endowment of the Northern Black Hills of South Dakota is attributed to the regional-scale structural intersection of the Trans-Hudson Orogenic Zone and Lewis and Clark Lineament.  The Homestake District is geologically located on the boundary of the Superior and Wyoming Geologic Plates, which collided 1.8 billion years ago, forming the north trending Trans-Hudson Orogenic Zone and the Homestake iron-formation gold deposit.  At thirty-eight million years-ago, geologic processes were reactivated and a new series of gold deposits formed in relation to intrusion magma along the west-northwest trending Lewis and Clark Lineament. This second gold event was spatially superimposed on the Homestake District and the earlier Homestake gold event.

In terms of total historic US gold production, the Black Hills of South Dakota ranks second only to the Carlin District of northeast Nevada, with the gold production of the Black Hills concentrated in a 100 square mile area known as the Homestake District.  In the context of defining success and failure in the exploration business, it has been said that "The odds are best in the shadow of the head frame".  This obvious, important exploration principle reflects the fact that ore forming processes tend to occur as multiple events and produce multiple deposits in favorable geologic settings.

The Homestake District is certainly a favorable geologic setting with a number of unique geologic gold deposit types that have yielded significant gold production, three of which are: (i) The Proterozoic-age Homestake iron-formation gold deposit that produced approximately 40 million ounces of gold; (ii) Tertiary-age replacement gold deposits that produced approximately 9 million ounces of gold; and (iii) Eo-Cambrian Homestake paleoplacer gold deposits that produced approximately1.2 million ounces of gold.  The Homestake gold deposit is the largest iron-formation hosted gold deposit in the world, producing approximately 40 million ounces of gold over 125 years at an average historical reserve grade of approximately 0.3 ounces gold per ton.

Despite the prolific production history of the Homestake District, the area is largely underexplored.  Virtually all mines in the District were discovered by virtue of the fact that the deposits were exposed at surface, or were discovered through underground exploration conducted from producing mines in close proximity.  Homestake Mining Company also believed the Northern Black Hills area held great exploration potential and in the 1980's and 1990's, undertook a $70MM exploration program focused primarily on the search for a repeat of the Homestake Mine.  The extensive Homestake exploration program successfully discovered significant new gold mineralization two miles north of the Homestake Mine and conclusively proved the continuous extension of the Homestake iron-formation host to a distance extending approximately 3 miles north of the Mine.  Gold prices in the range of $300 per ounce persisted through the 1990's, however, and eventually forced the suspension of Homestake's regional exploration effort.  No further work was conducted prior to the closing of the Mine in 2001 and subsequent acquisition of the Company by Barrick Gold Corporation in 2002.

The Blind Gold Property is located approximately 3 miles northwest of the Homestake Gold Mine.  Richard Bachman, President and CEO of Mustang and past manager of Homestake's Black Hills exploration program of the 80's and 90's was responsible for the drilling of diamond drill core holes that document the existence of Homestake iron-formation underlying the Blind Gold Property.  Mustang believes that the existence of Homestake iron-formation under the Phanerozoic-age rock covering the Blind Gold Property presents a significant exploration opportunity in so much as the repeat of the Homestake style gold mineralization is not only possible, but has already been demonstrated to occur down plunge, roughly one mile south of the Blind Gold Property.  Mustang further believes that the discovery of a repeat of the Homestake gold deposit with similar gold grades would present significant financial reward to its shareholders at today's gold prices.

In addition to the exploration potential for gold hosted in Homestake iron-formation, the Blind Gold Property is also located less than a mile north of the Maitland Mine. The Maitland Mine produced both gold and silver from a Tertiary-age replacement deposit typical of the District, with mineralization hosted in the Cambrian Deadwood formation.  The preferred host formation for tertiary-age gold mineralization is Deadwood formation, which outcrops at the southwest corner of the Blind Gold Property.  The Paha Sapa Limestone, which also occurs on the surface at Blind Gold, also hosts gold deposits within the District but to a lesser degree.  The formation of Tertiary-aged gold-silver replacement deposits is generally dependent on fault and fracture structures necessary to the transportation of mineralizing fluids and proximity to the preferential intrusive bodies, both of which are present at the Blind Gold Property. Tertiary-age gold mineralization is evidenced across the Property by numerous mapped prospect workings dating from the turn of the century through the 1980's in Deadwood formation, Paha Sapa Limestone and Phonolite intrusive.

Mustang believes significant potential exists on the Blind Gold Property for the discovery of Tertiary-aged gold/silver replacement deposits.  Deposits of this type within the District were historically produced by underground methods at grades ranging from 0.20 to 2.0 ounces gold per ton.  Mustang believes that the historic mining grades of Tertiary-aged gold-silver deposits within the district would support the commercial viability of a similar deposit discovered on the Blind Gold Property.

Mustang's exploration focus is on the search for a repeat of the Homestake gold deposit on the Blind Gold Property, primarily because of the size and grade potential of a deposit of this type and resulting economic opportunity associated with such a discovery.  While exploration for other gold deposit types is a secondary priority, the exploration program will be opportunistic as each hole drilled through the overlying cover rock holds additional potential for the discovery of Tertiary-aged gold-silver replacement deposits.

With the knowledge and information gained from Homestake's programs of the 1980's and 1990's, Mustang's Management Team is uniquely qualified to build on the previous work with the distinct economic advantages that have been created by today's higher gold prices. The Black Hills area is known for its rich mining heritage and culture based on generations of mines and miners.  South Dakota's exploration and mining regulations are reasonable and comparable to other jurisdictions within the United States.  State and County regulatory authorities have also demonstrated their willingness to work with responsible operators to permit well-planned compliant projects.

Risk Factors

Implementing North Homestake’s business will require additional financing which is uncertain.

North Homestake may and likely will require additional capital in order to fund its prospective operations. North Homestake does not have any commitments for additional financing and there can be no assurance that such additional funding, if required, will be available, or if available, will be available upon favourable terms. With respect to North Homestake’s ability to obtain financing on favourable terms, it does not have significant assets to serve as loan collateral. Still further, North Homestake presently does not have a sufficient cash flow to qualify for reasonable debt financing. Insufficient funds may prevent North Homestake from implementing its business strategy.

Lack of operations, positive cash flow and profitability could affect our ability to remain in business.

North Homestake has not commenced operations and has no revenues. North Homestake has yet to commence operations to exploit the “Blind Gold Property.” Until North Homestake obtains financing and begins operations, and assuming that its geological explorations prove successful in finding valuable ore, its ability to remain in business is questionable. North Homestake believes that its ability to commence and finance operations may be facilitated by the closing of the transaction and the Common Stock Share Exchange Agreement with the Company. Operations will not commence until after the closing. There is no guarantee that the Common Stock Share Exchange Agreement will close in a timely fashion. There is no guarantee that if the closing does not occur in a timely manner that a suitable extension of time may be agreed to by the Company and North Homestake in order to complete the transaction. North Homestake has not generated revenues to date, and if it does not successfully close the Common Stock Share Exchange Agreement and begin to generate positive cash flow and hence become profitable, it may not be able to remain in business.

Uncertainty of agreements to secure access to property from adjacent landowners may affect our ability to remain in business.

North Homestake’s potential revenue and profitability, based upon its exploitation and development of the Blind Gold Property, may be contingent upon it gaining additional access to the Property through ingress and egress routes that are owned by private land owners. North Homestake may require agreements with those landowners to facilitate ingress and egress to the “Blind Gold Property”.  If North Homestake fails to enter into such agreements on favourable terms, it may have difficulty conducting its exploration, development and mining operations, which may result in the inability of North Homestake to implement its business plans.

Uncertainty of North Homestake’s ability to secure necessary government permits and approvals may affect our ability to remain in business.

North Homestake’s potential revenue and profitability based upon its exploitation and development of the Blind Gold Property is contingent upon it gaining certain governmental permits and approvals. North Homestake must apply and go through regulatory approval in order to implement its development plans with the “Blind Gold Property”.  If North Homestake fails to obtain the governmental permits and approvals, it may have difficulty implanting its geological and mining operations and this may result in the inability of North Homestake to implement its business plans.

Dependence on North Homestake’s ability to hire qualified contractors required to conduct exploration drill programs and the ability to hire qualified and experienced technical staff and or consultants materially impacts North Homestake’s business operations.

Future success is also dependent on our ability to identify, hire, train and retain other qualified contractors, technical staff and consultants. Competition for these entities and  individuals is intense and North Homestake may not be able to attract, assimilate, or retain qualified contractors  and technical personnel. Failure to do so could have a material adverse effect on the business, financial condition and results of operations.

There is no guarantee that North Homestake will find economic quantities of mineral occurrences on the “Blind Gold Property.”

The “Blind Gold Property” is not developed or fully explored, from a mineral occurrences standpoint. There is a risk that upon examination and review of its future exploration efforts, North Homestake may conclude that there is an insufficient quality or quantity of mineralization on the “Blind Gold Property” that would make it imprudent to invest further in the exploration and development of the Property. In this event, such a determination would materially impair the “Blind Gold Property” and thereby have a material adverse effect on business, financial condition and results of operations of North Homestake.

By Order of the Board of Directors,

/s/ Richard Bachman

Richard Bachman, Chairman of the Board of Directors, President,

Chief Executive Officer, Chief Financial Officer.

Reno, NV

July 31, 2012

Appendices:

The Company’s Audited Financial Statements for the years ended March 31, 2012 and March 31, 2011 are set forth in Appendix A to this Information Statement.

The audited consolidated financial statements of North Homestake from inception to March 31, 2012 are set forth in Appendix B.

The combined unaudited pro-forma financial statements of the Company and North Homestake are set forth in Appendix C.

The Common Stock Share Exchange Agreement is set forth in Appendix D.

The Board of Directors Resolution of the Company approving entry into the Common Stock Share Exchange Agreement is set forth in Appendix E.

The Consent of the Shareholders of the Company to affect the name change and reverse stock split are set forth in Appendix F.

The Board of Directors Resolution of North Homestake approving entry into the Common Stock Share Exchange Agreement is set forth in Appendix G.

The Consent of the Shareholders of North Homestake approving entry into the Common Stock Share Exchange Agreement is set forth in Appendix H.

The Agreement of the Company and North Homestake to extend time to complete the closing of the Common Stock Share Exchange Agreement is set forth in Appendix I.

Appendix A

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Mustang Geothermal Corp.

(Formerly Urex Energy Corp.)

We have audited the accompanying consolidated balance sheets of Mustang Geothermal Corp. (formerly Urex Energy Corp.) and subsidiary (the “Company”) as of March 31, 2012 and 2011 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for the years then ended and for the period from February 6, 2002 (inception) through March 31, 2012. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mustang Geothermal Corp. (formerly Urex Energy Corp.) and subsidiary as of March 31, 2012 and 2011, and the result of its operations and its cash flows for the years then ended and for the period from February 6, 2002 (inception) through March 31, 2012 in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company’s losses from operations raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/PLS CPA

_________________________

PLS CPA, A Professional Corp.

June 29, 2012

San Diego, CA. 92111

Appendix A

1

MUSTANG GEOTHERMAL CORP
Formerly UREX ENERGY CORP
(An Exploration Stage Company)
CONSOLIDATED BALANCE SHEETS

	March 31	March 31,
	2012	2011
		(Audited)
ASSETS
Current Assets
Cash	$1,275	$43,989
Prepaid	-	211,181
Receivables	1,752	703
Total current assets	3,027	255,873

Geothermal Leases, net	1,767,500	2,877,500

Total Assets	$1,770,527	$3,133,373

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$839,877	$583,345
Due to related party	22,500	22,500
Line of credit	31,977	33,403
Notes payable to related party	520,550	355,550
Convertible notes payable	100,000	100,000

Total current liabilities	1,514,904	1,094,798

Stockholders' Equity
Common stock, $0.001 par value 300,000,000 shares authorized
34,492,057 shares issued and outstanding,	34,492	33,492
Preferred stock, $0.001 par value. 10,000,000 shares authorized.
No shares outstanding and issued.	-	-
Additional paid-in capital	13,818,008	13,781,508
Deficit accumulated during the exploration stage	(13,596,302)	(11,776,425)
Total comprehensive income	(575)	-
Total stockholders' equity	255,623	2,038,575

Total Liabilities and Stockholders' Equity	$1,770,527	$3,133,373

Appendix A

2

MUSTANG GEOTHERMAL CORP
Formerly UREX ENERGY CORP
(An Exploration Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended March 31, 2012 and 2011, and
For the period from February 6, 2002 (Date of Inception) to March 31, 2012

			For the Period from
	For the year	For the year	February 2, 2002
	ended	ended	(inception) to
	March 31, 2012	March 31, 2011	March 31, 2012

REVENUES	$-	$-	$-

OPERATING EXPENSES

Depreciation	-	929	2,787
Depreciation – geothermal leases	251,667	222,500	474,167
Management fees	152,482	140,835	758,316
Professional fees	112,681	64,803	549,800
Consulting fees	97,817	34,180	720,167
Exploration costs	1,126,263	197,433	1,501,351
Interest on loans	39,350	20,446	157,647
Investor relation fees	-	-	415,097
Travel	1,321	20,276	68,319
General and administrative	38,296	34,906	258,890
Recovery of expenses	-		(5,575)
Impairment of intangible asset	-	1,825,000	7,560,753

Total operating expenses	1,819,877	2,561,308	12,461,719

Operating loss	(1,819,877)	(2,561,308)	(12,461,719)

OTHER INCOME

Interest income	-	1	10,127
Total other income	-	1	10,127

Net loss from continuing operations	$(1,819,877)	$(2,561,307)	$(12,451,592)
			.
DISCONTINUED OPERATIONS

Gain (Loss) from disposal of subsidiary	-	-	(1,899,991)
Gain from disposal of subsidiary	-	-	755,281

Gain (Loss) on discontinued operations	-	-	(1,144,710)

NET INCOME (LOSS)	$(1,819,877)	$(2,561,307)	$(13,596,302)

Net loss per share for continuing operations
basic and diluted	$(0.05)	$(0.15)

Net loss per share for discontinued operations
basic and diluted	$-	$-

Weighted average common shares outstanding	33,904,625	17,295,961
- Basic and diluted

Comprehensive income (loss)
Foreign currency translation	(575)	0	(575)

Comprehensive loss	$(1,820,452)	$(2,561,307)	$(13,596,877)

Appendix A

3

MUSTANG GEOTHERMAL CORP
Formerly UREX ENERGY CORP
(An Exploration Stage Company)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
For the period February 6, 2002 (Date of Inception) to December 31, 2011

	Common Stock
	300,000,000 shares authorized
		Par Value	Additional		Deferred	Accumulated	Total
	Shares Issued	$.001 per share	Paid-In Capital	Accumulated Deficit	Consulting Fees	Comprehensive Losses	Shareholders' Equity

BALANCE, MARCH 31, 2008	422,128	$422	$8,141,578	$(7,950,369)	$-	$(512)	$191,119

Shares issued for services	20,000	$20	$119,980	$-	$-	$-	$120,000
Shares issued for services	5,000	$5	$29,995	$-	$-	$-	$30,000
Shares issued for services	20,000	$20	$119,980	$-	$-	$-	$120,000
Shares issued for services	55,000	$55	$109,945	$-	$-	$-	$110,000
Net loss	-	$-	$-	$(1,404,241)	$-	$-	$(1,404,241)
Deferred consulting fees	-	$-	$-	$-	$(106,400)	$-	$(106,400)
Net change in foreign currency translation	-	$-	$-	$-	$-	$(24,715)	$(24,715)

BALANCE, MARCH 31, 2009	522,128	$522	$8,521,478	$(9,354,610)	$(106,400)	$(25,227)	$(964,237)

Shares issued for asset	500,000	$500	$999,500	$-	$-	$-	$1,000,000
Currency translation expensed upon sale of subsidiary	-	$-	$-	$-	$-	$25,227	$25,227
Net income	-	$-	$-	$139,492	$-	$-	$139,492
Deferred consulting fees	-	$-	$-	$-	$106,400	$-	$106,400
Adjustment for reverse stock split	494,929	$495	$(495)	$-	$-	$-	$-

BALANCE, MARCH 31, 2010	1,517,057	$1,517	$9,520,483	$(9,215,118)	$-	$-	$306,882

Shares issued for asset @ $0.15	14,000,000	$14,000	$2,086,000	$-	$-	$-	$2,100,000
Shares issued for services @ $0.25	100,000	$100	$24,900	$-	$-	$-	$25,000
Shares issued for services @ $0.11	2,800,000	$2,800	$305,200	$-	$-	$-	$308,000
Shares issued for asset @ $0.12	15,000,000	$15,000	$1,785,000	$-	$-	$-	$1,800,000
Shares issued for services @ $0.80	75,000	$75	$59,925	$-	$-	$-	$60,000
Net income	-	$-	$-	$(2,561,307)	$-	$-	$(2,561,307)
BALANCE, March 31, 2011	33,492,057	$33,492	$13,781,508	$(11,776,425)	$-	$-	$2,038,575

Shares issued for services @ $0.0375	1,000,000	$1,000	$36,500	$-	$-	$-	$37,500
Change in foreign currency translation	-	$-	$-	$-	$-	$(575)	$(575)
Net income	-	$-	$-	$(1,819,877)	$-	$-	$(1,819,877)

BALANCE, March 31, 2012	34,492,057	$34,492	$13,818,008	$(13,596,302)	$-	$(575)	$255,623

Appendix A

4

MUSTANG GEOTHERMAL CORP
Formerly UREX ENERGY CORP.
(An Exploration Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the year ended March 31, 2012 and 2011, and
For the period February 6, 2002 (Date of Inception) to March 31, 2012

			For the Period
	For the year	For the year	from February 6,
	ended	ended	2002 (inception)
	March 31, 2012	March 31, 2011	to March 31, 2012

Net income (loss)	$(1,819,877)	$(2,561,307)	$(13,596,302)
Adjustments to reconcile net income to net cash:
(Income) loss from discontinued operations	-	-	1,899,991
Depreciation and amortization	-	929	6,682
Depreciation geothermal leases	251,667	222,500	474,167
Impairment of goodwill	-	1,803,532	7,539,285
Shares issued for services	37,500	393,000	810,500
Deferred consulting fees	-	-	-
Shares issued for assets	-	-	1,000,000
Geothermal lease write off	858,333	-	858,333
Changes in current assets and current liabilities:
Accounts receivable	(1,049)	(703)	(1,752)
Prepaid expense	211,181	(211,181)	-
Accounts payable	256,532	243,627	839,877
Discontinued operations, net	-	-	(2,281,857)

Net cash used in operating activities	(205,713)	(109,603)	(2,451,076)

Cash Flows From Investing Activities
(Gain) loss on divestiture of discontinued operations	-	-	(755,281)
Purchase of assets	-	(25,000)	(25,000)
Purchase of fixed assets	-	-	(2,788)
Option agreement	-	-	(2,500)

Net cash used in investing activities	-	(25,000)	(785,569)

Cash Flows From Financing Activities:
Proceeds from purchase of assets	-	21,468	21,468
Proceeds from the issuance of common stock	-	-	2,542,000
Proceeds from line of credit	-	33,403	31,977
Proceeds from (repayments of) notes payable	165,000	50,000	543,050
Proceeds from (repayments of) line of credit	(1,426)	-	-
Convertible notes payable	-	-	100,000

Net cash provided by financing activities	163,574	104,871	3,238,495

Effect of Exchange Rate Changes on Cash	-	-	-
Cash held in trust	-	-	(1,665,773)
Cash released from trust during current period	-	-	1,665,773

Net cash flows from continued operations	(42,139)	(29,732)	1,138,997

Net cash flows from discontinued operations	-	-	(1,137,147)

Effect of foreign currency exchange	(575)	-	(575)

Cash and Cash Equivalents, Beginning of Period	43,989	73,721	-

Cash and Cash Equivalents, End of Period	$1,275	$43,989	$1,275

Supplementary Disclosure
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

Supplemental Disclosure of Noncash Transactions
Common stock issued for assets	$37,500	$(3,900,000)	$(4,900,000)

Appendix A

5

MUSTANG GEOTHERMAL CORP

(Formerly UREX ENERGY CORP.)

(An Exploration Stage Company)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2012

Note 1 Nature and Continuance of Operations

Mustang Geothermal Corp., formerly Urex Energy Corp (the “Company”) was incorporated in the State of Nevada on February 6, 2002 and changed its fiscal year end from September 30 to March 31. In July 2006, the Company changed its name from Lakefield Ventures, Inc. to Urex Energy Corp. Additionally on July 22, 2010 the Company changed its name from Urex Energy Corp to Mustang Geothermal Corp reflecting a change in business. The Company has been in the exploration stage since its formation and has not realized any revenues from its planned operations. The Company is primarily engaged in the acquisition, exploration, and development of geothermal properties.  Upon location of a commercial geothermal energy resource, the Company expects to actively prepare the site for the extraction of geothermal energy and the production of renewal electrical power.

The Company entered into an agreement with Enco Explorations Inc. on March 18, 2010 to purchase certain Geothermal Leases in exchange for 100,000,000 shares (500,000 shares post reverse split) of the Company’s common stock, which was valued at $0.01 on the transaction date. On September 1, 2011, the Company has decided not to continue with these geothermal properties due to negative test results.  Consequently, the Company has terminated these geothermal leases.

Effective July 22, 2010, the Financial Industry Regulatory Authority, Inc. or FINRA, approved the Company’s name change from Urex Energy Corp to Mustang Geothermal Corp. and a reverse stock split of 200 to 1.

On August 26, 2010, the Company entered into agreements with Minera Inc., Dakota Resource Holdings LLC., and Minera Cerro El Diablo Inc. to acquire certain geothermal leases totaling 9800 acres located in the State of Nevada for 14 million shares of the Company’s common stock, which was valued at $0.15 on the transaction date.

On November 5, 2010, the Company completed an agreement to acquire Andean Geothermic Energy S.A.C., a Peruvian Company, from Genoa Energy Resources Inc. for 15 million shares of the Company’s common stock, which was valued at $0.12 on the transaction date and a US$25,000 cash payment.  Andean Geothermic Energy S.A.C. has 4 geothermal applications totaling 3600 hectares (8896 acres) in the provinces of Cusco, Ayacuho and Arequipa in the country of Peru.

On May 1, 2011 the United States Department of the Interior – Bureau of Land Management granted the Company title to geothermal lease N-089598 which was obtained through the competitive bid process.  The lease is located in Washoe County, Nevada and consists of an area of 1,409 acres.

On December 2, 2011 Mustang acquired through its Peruvian subsidiary, Andean Geothermic Energy S.A.C, three additional geothermal exploration concessions in southern Peru through the government application process.  The Atecata, Coline, and Condoroma South properties are located in the Departments of Puno and Cusco, respectively and each comprises an area of 900 hectares.

On March 9, 2012 Mustang entered into an agreement with North Homestake Mining Company to exchange common stock to affect the acquisition of North Homestake’s gold exploration properties located in South Dakota. The closing of this agreement has not taken place and will be delayed until after certain filing requirements are met.

Principles of Consolidation and Presentation

The consolidated financial statements include the accounts of Mustang Geothermal Corp. and Andean Geothermic Energy, S.A.C. All significant intercompany balances and transactions have been eliminated in consolidation.

Appendix A

6

Going Concern

These financial statements have been prepared assuming the Company will continue as a going concern.  The Company has accumulated a deficit of $13,596,302 since inception and, has yet to achieve profitable operations and further losses are anticipated in the development of its business, which raises substantial doubt about the Company's ability to continue as a going  concern.  At March 31, 2012, the Company had a working capital deficiency of $1,511,877. Its ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to continue as a going concern.  The Company anticipates that additional funding will be in the form of equity financing from the sale of common stock and/or commercial borrowing. There can be no assurance that Capital will be available, or that it will be available on terms acceptable to the Company. The issuances of additional equity securities by the Company would result in a dilution in the equity interests of its current stockholders. The Company may also seek to obtain short-term loans from the directors of the Company.  There are no current arrangements in place for equity funding or short-term loans.

Note 2 Summary of Significant Accounting Policies

The financial statements have, in management's opinion, been properly prepared within the framework of the significant accounting policies summarized below:

Basis of Presentation

The financial statements have, in management’s opinion, been prepared in accordance with   accounting principles generally accepted in the United States of America.

Exploration Stage Company

The Company is an exploration stage company, and follows the guideline of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 915 Development State Entities.  It is primarily engaged in the acquisition and exploration of mining properties.  All losses accumulated since inception, have been considered as part of the Company’s exploration stage activities.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

Concentration of credit risks

The Company is subject to concentrations of credit risk primarily from cash and cash equivalents.  The Company maintains accounts with financial institutions, which at times exceeds the insured Federal Deposit Insurance Corporation limit of $100,000.  The Company minimizes its credit risks associated with cash by periodically evaluating the credit quality of its primary financial institutions.

Mineral Property Costs

The Company has been in the exploration stage since its formation on May 13, 2005 and has not yet realized any revenues from its planned operations.  All exploration expenditures are expensed as incurred.  Costs of acquisition and option costs of mineral rights are capitalized upon acquisition.   Mine development  costs incurred to develop new ore deposits,  to expand the capacity of  mines,  or to develop  mine  areas  substantially  in  advance  of  current production are also capitalized once proven and probable  reserves exist and the property is a commercially mineable property. Costs incurred to maintain current production or to maintain assets on a standby basis are charged to operations.

Appendix A

7

If the Company does not continue with exploration after the completion of the feasibility study, the mineral rights will be expensed at that time.  Costs of abandoned projects are charged to mining costs including related property and equipment costs. To determine if these costs are in excess of their  recoverable amount  periodic  evaluation  of  carrying  value of capitalized  costs and any related property and equipment  costs are based upon expected future cash flows and/or  estimated salvage  value  in  accordance  with Accounting   Standards Codification (ASC) 360-10-35-15, Impairment or Disposal of Long-Lived Assets.

Financial Instruments

Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments.  As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision.  Changes in assumptions can significantly affect estimated fair value. For the purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale of liquidation.

The carrying values of cash, accounts payable and loans payable approximate fair value because of the short-term nature of these instruments.  Management is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

Environmental Costs

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate.  Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and  the  cost can  be reasonably estimated.  Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company's commitments to plan of action based on the then known facts.

Income Taxes

The Company follows the guideline under ASC Topic 740 Income Taxes.  “Accounting for Income Taxes” which requires the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  Since the Company is in the exploration stage and has had continuous losses, no deferred tax asset or income taxes have been recorded in the financial statements.

Basic and Diluted Loss Per Share

The Company reports basic loss per share in accordance with the ASC Topic 260, “Earnings Per Share”.  Basic loss per share is based upon the weighted average number of common shares outstanding.  Diluted loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised.  Dilution is computed by applying the treasury stock method.  Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Foreign Currency Translation

The functional currency of the Company’s Peruvian subsidiary is the applicable local currency. The functional currency is translated into U.S. dollars for balance sheet accounts using current exchange rates in effect as of the balance sheet date and for revenue and expense accounts and cash flow items using a weighted-average exchange rate during the reporting period. Adjustments resulting from translation are included in accumulated comprehensive income (loss), a separate component of shareholders’ equity (deficit).

Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Peruvian Neuvos Soles. The Company has not, to the date of these consolidated financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Appendix A

8

Stock-based Compensation

The Company follows the guideline under ASC Topic 718 “Compensation-Stock”. Compensation for all stock based compensation plans, including employee stock options, restricted stock, employee stock  purchase plans and stock appreciation rights.  Stock compensation expenses are to be recorded using the fair value method.

Impairment of Goodwill

The Company entered into an agreement with Genoa Energy Resources to acquire Andean Geothermic Energy SAC (“Andean”), a Peruvian company which in turn, holds 4 geothermal applications totaling 3600 hectares in the provinces of Cusco, Ayacucho and Arequipa in Peru.  The Company issued Genoa Energy Resources Inc. 15 million common shares of the Company that was valued at $0.12 on the transaction date and $25,000 cash payment.  This acquisition was recorded as a purchase of Andean.  The value of Andean was determined as the consideration paid plus the fair market value of the shares issued and the cash payment.  The purchase price was then allocated against the fair market value of the assets and liabilities assumed, with the residual balance recorded as goodwill.  Because Andean has no proven mineral reserves, the amount allocated toward goodwill was considered 100% impaired and written off at the date of the acquisition.

Net Loss Per Share

Basic net loss per share (“EPS”) is based on the weighted average number of common shares outstanding and diluted EPS is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic EPS is computed by dividing net loss (numerator) applicable to common stockholders by the weighted average number of common shares outstanding (denominator) for the period. All EPS presented in the financial statements are basic EPS as defined by Accounting Standards Codification  260, "Earnings Per Share". There are no potentially dilutive securities outstanding. All per share and per share information are adjusted retroactively to reflect stock splits and changes in par value. Stock options and warrants have been excluded as common stock equivalents in the diluted loss per share because their effect is anti-dilutive on the computations.  Fully diluted shares outstanding were 34,492,057 as of March 31, 2012, and there were no stock options and warrants issued.

Recent Accounting Pronouncements

Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles

A variety of proposed or otherwise potential accounting standards are currently under study by standard-setting organizations and various regulatory agencies. Because of the tentative and preliminary nature of these proposed standards, management has not determined whether implementation of such proposed standards would be material to the Company’s consolidated financial statements.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Note 3 Common Stock

On July 22, 2010, Financial Industry Regulatory Authority (FINRA) approved a 200 to 1 reverse stock split of the Company’s common stock, and a name change to Mustang Geothermal Corp.   The pre-split shares were 204,425,600 and the post split amount was 1,517,057 shares.  There was an adjustment of 494,929 shares for the reverse stock split to adjust holdings so that no shareholders have less than 200 common stock of the Company post-split as a result of the split.  As of March 31, 2012, the total issued and outstanding was 34,492,057.

On August 26, 2010, the Company issued 14,000,000 shares at $0.15 per share in exchange for certain geothermal leases.

On November 5, 2010, the Company entered into an agreement and issued 15,000,000 shares at $0.12 per share plus $25,000 to acquire Andean Geothermic Energy SAC.

Non-cash Transactions

During the year ended March 31, 2011, the Company issued 14,000,000 common shares at $0.15 per share totaling $2,100,000 for the purchase of the geothermal leases.  The Company issued 15,000,000 shares for the acquisition of its subsidiary, Andean Geothermic Energy SAC.  The Company issued 2,975,000 common shares totaling $393,000 to consultants for consulting services. On November 1, 2011, the Company issued 1,000,000 common shares totalling $37,500 for consulting services.

Appendix A

9

As of March 31, 2011, there were outstanding 33,492,057 shares of common stock. For the year ended March 31, 2012, there were outstanding 34,492,057 shares of common stock.

Note 4 Mineral Properties

In December 2005, the Company acquired 100% interest in the La Jara Mesa Extension uranium property consisting of 137 unpatented mining claims of approximately 2,740 acres through staking, in the Grants Mining District of Cibola County in New Mexico, USA.  The Company had planned to commence an exploration drill program as soon as financing could be arranged. As at September 1, 2011, the Company has decided not to maintain the lease fees and therefore will no longer own these mining claims.

Note 5 Geothermal Leases and Properties

On March 18, 2010, the Company acquired 100% interest of three geothermal leases located in the State of Nevada.  These leases were purchased from ENCO Explorations, Inc. in exchange for 100,000,000 shares of Company’s common stock, which was valued at $0.01 on the date of the transaction.  The initial lease tenure is 10 years and is renewable up to 40 years, providing that geothermal production has been realized in the initial term.  The annual lease payment is $3/acre for the first 10 years, approximately $16,386 for the 5462 acres noted here.  The Leasing Act states that future electrical production sold from the leases would attract a gross royalty of 1.75% for the first ten years of lease and 3.50% for the remaining term of the lease.  As at September 1, 2011, the Company has decided not to continue with these geothermal properties due to negative results.  Consequently, the Company has terminated these geothermal leases.  During the quarter, the Company wrote off the remaining $858,333 from the original $1,000,000 valued price.

Lease Serial Number	County	Acres
NVN 86858	Pershing	1920
NVN 86933	White Pine	1120
NVN 86930	White Pine	2422
	TOTAL	5462 Acres

On August 26, 2010, the Company acquired 100% interest of three geothermal leases located in the State of Nevada.  These leases were purchased from Minera Inc., Minera Cerro El Diablo Inc. and Dakota Resource Holdings LLC in exchange for the Company’s common stock valued at $0.15 per share in the amount of 3,000,000 shares, 5,000,000 shares and 6,000,000 shares, respectively. The initial lease tenure is 10 years and is renewable up to 40 years, providing that geothermal production has been realized in the initial term. The annual lease payment is $3/acre for the first 10 years, approximately $29,400 for the 9800 acres noted here.  The Leasing Act states that future electrical production sold from the leases would attract a gross royalty of 1.75% for the first ten years of lease and 3.50% for the remaining term of the lease.

Lease Serial Number	County	Acres
NVN 88490	Lander	3660
NVN 88475	Mineral	4420
NVN 88494	Nye	1720
	TOTAL	9800 Acres

On November 5, 2010, the Company acquired 99.99% shares of Andean Geothermic Energy SAC, a Peruvian Corporation that has access to four geothermal applications consisting of 3,600 hectares (8896 acres) in the province of Arequipa.  The Company paid 15 million shares of common stock valued at $0.12 per share with a $25,000 cash payment.   The $25,000 cash payment has not been paid as at the date of this report.

The Company has a two-year lease to explore for geothermal energy consistent with the concessions it acquired that expires on October 1, 2012.  If the exploratory work is successful, then the Company may choose to apply to convert the concessions into exploitation concessions that have a renewable ten-year term.

In May 2011, the Company obtained an additional geothermal lease in the State of Nevada through the public lease auction.  The lease serial number is NVN089598, Washoe County, and consists of 1,409 acres (570 hectares).

On December 2, 2011 Mustang acquired through its Peruvian subsidiary, Andean Geothermic Energy S.A.C, three additional geothermal exploration concessions in southern Peru through the government application process.  The Atecata, Coline, and Condoroma South properties are located in the Departments of Puno and Cusco, respectively and each comprises an area of 900 hectares.

Appendix A

10

Properties in Peru:

Properties	Department	Area (Ha)
Banos Del Inca	Arequipa	900
Condoroma, Condoroma South	Cusco	1,800
Ninobamba	Ayacucho	900
Paclla	Arequipa	900
Atecata and Coline	Puno	1,800
	TOTAL	6,300 Ha

Note 6 Acquisition of Peruvian Subsidiary

On November 5, 2010, the Company acquired 99.99% shares of Andean Geothermic Energy SAC (“Andean”), a Peruvian Corporation that has concessions of four geothermal properties consisting of 3,600 hectares (8,896 acres) in the provinces of Cusco, Ayacucho and Arequipa.  The Company paid 15 million shares of common stock valued at $0.12 per share with a $25,000 cash payment.  The $25,000 cash payment has not been paid as at the date of this report.  This acquisition was recorded as a purchase of Andean.  The value of Andean was determined as the consideration paid plus the fair market value of the shares issued and the cash payment.  The purchase price was then allocated against the fair market value of the assets and liabilities assumed, with the residual balance recorded as goodwill.  Because Andean has as of yet no proven geothermal energy reserves, the amount allocated toward goodwill was considered 100% impaired and written off at the date of the acquisition.

Note 7 Intangible Assets

Intangible assets with definite lives are amortized over their estimated useful life. The geothermal leases are amortized over 10 years.

		Accumulated
	Cost	Amortization	Net
March 2010 - geothermal leases	$1,000,000	$141,667	$858,333
August 2010 - geothermal leases	$2,100,000	$332,500	$1,767,500

Sub -total	$3,100,000	$474,167	$2,625,833

Terminated geothermal leases	$(1,000,000)	$(141,667)	$(858,333)

Total	$2,100,000	$332,500	$1,767,500

On September 1, 2011, the Company has terminated the geothermal leases purchased in March 2010 due to negative results. $858,333 was written off.

Note 8 Related Party Transactions

On December 10, 2004 the Company issued a note payable in the amount of $25,000 to the former President of the Company for the purpose of funding exploration activities.  The note bears no interest and is due and payable on demand.  As of March 31, 2012, the balance of the loan is $22,500.

Effective October 1, 2005, the Company began paying a management consulting fee to Minera Teles Pires Inc., a company controlled by the President and director of the Company.  The agreement provides a fixed fee of $10,000 per month of which $5,000 is paid and the other $5,000 deferred until financing is obtained by the Company.  During the year ended March 31, 2012, the Company incurred $120,000 in management fees from Minera Teles Pires Inc.  As at March 31, 2012, the Company owed Minera Teles Pires $545,579 for management fees and out of pocket expenses.

Effective February 24, 2012, the Company entered into a consulting contract with Jerikodie, Inc., a South Dakota corporation controlled by Gerald Aberle, the Company’s director, Vice President and Chief Operating Officer. The agreement provides for compensation of $9,000 per month. To date the Company has not paid any of the $11,250 due and owing under the contract up to March 31, 2012, and the Company expects to be able to make payments under the contract once it obtains financing. The term of the contract is one year.

Appendix A

11

Note 9 Convertible Notes Payable

On August 14, 2008, the Company executed a 5% convertible note of $100,000 that was due August 13, 2010. The note is now in default. The note may be converted from time to time, all or any part of the principal plus any unpaid accrued interest thereof into common stock of the Company at a conversion price per share equal to the greater of i) the closing market price per share of the common stock on the trading day immediately preceding the date of conversion as quoted on the OTC-BB or such other exchange upon which the Company’s shares are then listed or traded, or ii) $0.10 per share ($20.00 per share after adjustment due to 200 to 1 reverse stock split).  The conversion price shall be subject to adjustments.  The minimum amount to be converted is $10,000.  As of March 31, 2012, this note is outstanding.

Date	Principal	Interest
Aug 15, 2008	$100,000	$18,375

Note 10 Promissory Notes Payable

The following promissory notes payable are unsecured and bear interest at 5% per annum.  They are due on demand:

Date	Maturity	Interest rate	Principal	Interest	Total
Nov 15, 2005	On demand	5% per annum	$ 82,775	$ 26,397	$ 109,172
Dec 01, 2005	On demand	5% per annum	$ 18,800	$ 5,954	$ 24,754
Jan 06, 2006	On demand	5% per annum	$ 100,000	$ 31,178	$ 131,178
Jul 14, 2006	On demand	5% per annum	$ 103,975	$ 29,726	$ 133,701

Total			$ 305,550	$ 93,255	$ 398,805

The following promissory notes payable are unsecured and bear interest at 12% per annum.

Date	Maturity	Interest rate	Principal	Interest	Total
Mar 25, 2011	Mar 25, 2012	12% per annum	$ 50,000	$ 6,115	$ 56,115
Apr 27, 2011	Apr 27, 2012	12% per annum	$ 50,000	$ 5,573	$ 55,573
Jun 16, 2011	Jun 16, 2012	12% per annum	$ 50,000	$ 4,750	$ 54,750
Aug 19, 2011	Aug 19, 2012	12% per annum	$ 15,000	$ 1,110	$ 16,110
Oct 20, 2011	Oct 20, 2012	12% per annum	$ 15,000	$ 803	$ 15,803
Jan 23, 2012	Jan 23, 2013	12% per annum	$ 10,000	$ 224	$ 10,224
Jan 27, 2012	Jan 27, 2013	12% per annum	$ 15,000	$ 316	$ 15,316
Feb 13, 2012	Feb 13, 2013	12% per annum	$ 10,000	$ 154	$ 10,154

Total			$ 215,000	$ 19,045	$ 234,045

As of March 31, 2012, the balance of promissory notes payable amounted to $520,550.

Note 11 Line of Credit

The Company executed a note with a Line of Credit with Wells Fargo Bank in California. The Line of Credit allows the Company to borrow up to thirty-five thousand dollars ($35,000).  The balance of this Line of Credit at March 31 2012 is $31,977.

Note 12 Income Tax

The Company has net operating losses carried forward of $9,825,233 (2010 – 8,044,691) available to offset taxable income in future years which expire beginning in fiscal 2024.

Appendix A

12

The Company is subject to United States federal and state income taxes at an approximate rate of 35%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	May 31, 2012 $	May 31, 2011 $

Net loss before income taxes per financial statements	(1,819,877)	(2,561,307)

Income tax rate	35%	35%

Income tax recovery	(636,957)	(896,457)

Permanent differences	-	-

Temporary differences	-	638,750

Change in valuation allowance	636,957	(257,704)

Provision for income taxes	–	–

The significant components of deferred income tax assets and liabilities at May 31, 2012 and 2011 are as follows:

	May 31, 2012 $	May 31, 2011 $
Net operating loss carry-forward	3,438,831	2,815,642
Impairment loss	638,750	638,750
Valuation allowance	(4,077581)	(3,454,392)

Net deferred income tax asset	–	–

Note 13 Entry to Definitive Material Agreement

On March 9, 2012 the Company entered into an agreement with North Homestake Mining Company to exchange common stock to affect the acquisition of North Homestake’s gold exploration properties located in South Dakota. The closing of this agreement has not taken place and will be delayed until after certain filing requirements are met.

Conditions precedent to the closing of the transaction are: (i) The Registrant’s affecting a ten for one reverse split of its common stock; (ii) Changing the name of the Registrant to Dakota Territory Resource Corp; and, (iii) Applying for and changing the ticker symbol of the Registrant consistent with the proposed name change. The transaction was agreed to close on March 31, 2012, or as soon as is legally practicable in anticipation of regulatory review by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Note 14 Consulting Agreement

On February 9, 2012 the Company engaged a consultant to advise, consult and assist the Company in developing and implementing plans and strategies, and assist in public relations and communications for a one year period.  The Company agreed to issue to the consultant a payment of restricted shares of the Company’s stock in an amount equal to 4.999% of the Company’s issued and outstanding stock (post reverse stock split) within ten business days of the completion of the Company’s reverse stock split to occur during the first half of the year of 2012.

Appendix A

13

Note 15 Entry into Material Agreement

On March 8, 2012, a Special Shareholders Meeting was held in Reno, Nevada.  Called and held in accordance with the Company’s by-laws, 21,625,000 shares, or approximately 63% of the total common shares issued and eligible to cast votes, voted to approve and authorize the Board of Directors of the Company to: 1) Implement a 10:1 reverse split on all of the common shares of the Company; 2) Change the name of the Company to Dakota Territory Resource Corp, and apply for a new ticker symbol; and 3) Acquire all of the issued and outstanding common shares of North Homestake Mining Company (North Homestake), a Nevada Corporation.

Note 16 Subsequent Events

Subsequent to March 31, 2012, the Company is working on filing the 14C proxy statement regarding the agreement with North Homestake Mining Company.

Appendix A

14

Appendix B

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

North Homestake Mining Company

(An Exploration Stage Company)

We have audited the accompanying balance sheet of North Homestake Mining Company (the “Company”) as of March 31, 2012 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from April 12, 2011 (inception) through March 31, 2012. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Homestake Mining Company as of March 31, 2012, and the result of its operations and its cash flows for the period from April 12, 2011 (inception) through March 31, 2012 in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company’s losses from operations raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/PLS CPA

PLS CPA, A Professional Corp.

June 27, 2012

San Diego, CA. 92111

Registered with the Public Company Accounting Oversight Board

Appendix B

1

NORTH HOMESTAKE MINING COMPANY
(An Exploration Stage Company)
BALANCE SHEET
March 31, 2012

ASSETS

TOTAL ASSETS	$-

LIABILITIES & SHAREHOLDER'S EQUITY

Accounts payable	$333

Capital stock authorized: 75,000 common shares with a par value of $0.001
Issued and outstanding: 75,000 common shares
Capital stock	$75
Additional paid-in capital	74,925
Deficit accumulated during the exploration stage	(75,333)
$(333)

TOTAL LIABILITIES & SHAREHOLDER'S EQUITY	$-

Appendix B

2

NORTH HOMESTAKE MINING COMPANY
(An Exploration Stage Company)
INCOME STATEMENT
FOR THE PERIOD FROM ARPIL 12, 2011 (INCEPTION) THROUGH MARCH 31, 2012

REVENUES	$-

OPERATING EXPENSES

Exploration costs	$74,644
General and administrative	689

TOTAL EXPENSES	75,333

NET LOSS FROM OPERATIONS	$(75,333)

Appendix B

3

NORTH HOMESTAKE MINING COMPANY
(An Exploration Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
FOR THE YEAR ENDED MARCH 31, 2012

	Common Stock
	75,000 shares authorized		Additional		Total
	Shares	Par Value	Paid in	Accumulated	Shareholder's
	Issued	$.001 per share	Capital	Deficit	Equity

Shares issued at $1.00 per shares	75,000	$75	$74,925	$-	$75,000
Net income	-	-	-	(75,333)	(75,333)
Balance, March 31, 2012	75,000	$75	$74,925	$(75,333)	$(333)

Appendix B

4

NORTH HOMESTAKE MINING COMPANY
(An Exploration Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM ARPIL 12, 2011 (INCEPTION) THROUGH MARCH 31, 2012

Net income (loss)	$(75,333)
Adjustments to reconcile net income to net cash:

Changes in current assets and liabilities:
Accounts payable	333

Net cash used in operating activities	$(75,000)

Cash Flows from Investing Activities

Net Cash used in investing activities	$-

Cash Flows from Financing Activities
Proceeds from the issuance of common stock	$75,000

Net cash provided by financing activities	$75,000

Net cash flows from operations	-

Cash and cash equivalents, beginning of period	$-

Cash and cash equivalents, end of period	$-

Appendix B

5

NORTH HOMESTAKE MINING COMPANY

(An Exploration Stage Company)

Notes to the Financial Statement

March 31, 2012

Note 1

Nature and Continuance of Operations

North Homestake Mining Company was incorporated in the State of Nevada on April 12, 2011.  The Company has been in the exploration stage since its formation and has not realized any revenues from its planned operations.  The Company is primarily engaged in the acquisition, exploration and development of mineral properties.

The Company has chosen a March 31 fiscal year end.

Note 2

Basis of Presentation – Going Concern Uncertainties

These financial statements have been prepared in conformity with generally accepted accounting principles in the United States, which contemplate continuation of the Company as a going concern.  The Company is at its early stages of development and has limited operations, and has sustained operating losses resulting in a deficit.

The Company has accumulated a deficit of $75,333 since inception, has yet to achieve profitable operations and further losses are anticipated in the development of its business.  The Company’s ability to continue as a going concern is in substantial doubt and is dependent upon obtaining financing and/or achieving a sustainable profitable level of operations.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company may seek additional equity as necessary and it expects to raise funds through private or public equity investment or loans from directors of the Company in order to support existing operations.  There is no assurance that such additional funds will be available for the Company on acceptable terms, if at all.

Note 3

Summary of Principal Accounting Policies

Basis of presentation

The accompanying financial statements are stated in US dollars and have been prepared in accordance with generally accepted accounting principles in the United States of America.

Cash and cash equivalents

The Company considers all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less to be cash equivalents.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.

Income Taxes

The Company follows the guideline under Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 740 “Income Taxes” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Since the Company is in the developmental stage and has losses, no deferred tax asset or income taxes have been recorded in the financial statements.

Appendix B

6

Financial instruments

The Company’s financial instruments consist of cash, accounts payable and accrued liabilities and their carrying values approximate fair value because of their short-term nature.  Management is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

Exploration Stage Company

The Company is an exploration stage company, and follows the guideline of ASC Topic 915 “Development Stage Entities”.  It is primarily engaged in the acquisition and exploration of mining properties.  All losses accumulated since inception, have been considered as part of the Company’s exploration stage activities.

Mineral Property Costs

The Company has been in the exploration stage since its formation on April 12, 2011 and has not yet realized any revenues from its planned operations.  All exploration expenditures are expensed as incurred.  Costs of acquisition and option costs of mineral rights are capitalized upon acquisition.   Mine development costs incurred to develop new ore deposits,  to expand the capacity of  mines,  or to  develop  mine  areas  substantially  in  advance  of  current production are also capitalized once proven and probable reserves exist and the property is a commercially mineable property. Costs incurred to maintain current production or to maintain assets on a standby basis are charged to operations.

If the Company does not continue with exploration after the completion of the feasibility study, the mineral rights will be expensed at that time.  Costs of abandoned projects are charged to mining costs including related property and equipment costs. To determine if these costs are in excess of their recoverable amount  periodic evaluation of carrying value of capitalized costs and any related property and equipment costs are based upon expected future cash flows and/or estimated salvage value in accordance with ASC 360-10-35-15, “Impairment or Disposal of Long-Lived Assets”.

Environmental Costs

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate.  Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated. Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company's commitments to plan of action based on the then known facts.

Fair value measurements

The Company follows the guidelines in ASC Topic 820 “Fair Value Measurements and Disclosures”.  Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, which are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions and credit risk.

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models.

Appendix B

7

ASC Topic 820, in and of itself, does not require any fair value measurements.  As at March 31, 2012, the Company did not have assets or liabilities subject to fair value measurement.

Recently issued accounting pronouncements

The Company adopts new pronouncements relating to generally accepted accounting principles applicable to the Company as they are issued, which may be in advance of their effective date. Management does not believe that any pronouncement not yet effective but recently issued by the FASB (including its Emerging Issues Task Force), the AICPA or the SEC would, if adopted, have a material effect on the accompanying financial statements.

Note 4

Common stock

On April 12, 2011 the company authorized issuance of 75,000 restricted common stock, at a unit price of $1.00 per share, as part of a Section 4(2) subscription to the directors of the Company.  Total proceeds were $75,000.

Note 5

Mineral Properties

On December 28, 2011, North Homestake Mining Company became the legal and beneficial owner of all right, title and interest in the BG (Blind Gold) Unpatented Lode Mining  Claims BG 1 - 79 and BG 81 - 85; located in Lawrence County, South Dakota and located within Township 5 North, Range 3 East, Sections 5, 6, 7, & 8 and in Township 5 North, Range 2 East, Sections 1 & 12, Black Hills Prime Meridian (BHPM); legally staked and acquired in accordance with 1872 Mining Law; and by acknowledgement and receipt of the first annual payment of $15,876 due to the United States Department of the Interior, Bureau of Land Management.

Note 6

Related Party Transaction

Effective June 10, 2011, the Company agreed to reimburse Minera Teles Pires Inc., a company controlled by the President and director of the Company, costs incurred by Minera Teles Pires Inc. on behalf of the Company for property research, data acquisition, property acquisition costs and any legitimate reimbursable expenses associated with such research and acquisition or the general operation of the Company.  As at March 31, 2012, Minera Teles Pires Inc. submitted invoices in the amount of $37,833, of which $37,500 has been paid.

Effective June 10, 2011, the Company agreed to reimburse Jerikodie Inc., a company controlled by the Vice President and director of the Company, costs incurred by Jerikodie Inc. on behalf of the Company for property research, data acquisition, property acquisition costs and any legitimate reimbursable expenses associated with such research and acquisition or the general operation of the Company.  As at March 31, 2012, Jerikodie Inc. submitted invoices in the amount of $37,500, of which $37,500 has been paid.

Effective October 11, 2011 the Company entered into a 5% NSR (Net Smelter Returns) Royalty Agreement with and Mr. Richard Bachman, who is President and a director of the Company and Mr. Gerald Aberle, who is Vice President and a director of the Company with respect to the Blind Gold Property located in the Black Hills of South Dakota.

On March 8, 2012 the Company entered into an agreement with Mustang Geothermal Corp. to exchange common stock to affect the acquisition of the Company and the Company’s gold exploration properties located in South Dakota. The closing of this agreement has not taken place and will be delayed until after certain filing requirements of Mustang Geothermal Corp are met.

Conditions precedent to the closing of the transaction are: (i) Mustang Geothermal Corp affecting a ten for one reverse split of its common stock; (ii) Changing the name of the Mustang Geothermal Corp to Dakota Territory Resource Corp; and, (iii) Applying for and changing the ticker symbol of the Mustang Geothermal Corp consistent with the proposed name change. The transaction was agreed to close on March 31, 2012, or as soon as is legally practicable in anticipation of regulatory review by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Mr. Richard Bachman, who is the Company's President, a director and owner of 50% of the issued and outstanding stock of the Company is also a director, President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Mustang Geothermal Corp.  Mr. Gerald Aberle, the Company’s Vice President, a director and owner of 50% of the issued and outstanding stock of the Company is also the Vice President, Chief Operating Officer and director Of Mustang Geothermal Corp.  Upon closing the Common Share Stock Exchange Agreement, Mr. Bachman and Mr. Aberle will constitute a majority of Mustang Geothermal Corp's board of directors and will control approximately 89.08% of the total number of issued and outstanding shares of common stock.

Appendix B

8

Note 7

Royalty Agreement

On October 11, 2011 the Company executed a 5% NSR (Net Smelter Returns) Royalty Agreement with and Mr. Richard Bachman and Mr. Gerald Aberle with respect to the Blind Gold Property.  Through the efforts of Mr. Bachman and Mr. Aberle, the Blind Gold (BG) Unpatented Lode Mining Claims BG 1 - 79 and BG 81 - 85, located in Lawrence County, South Dakota and located within Township 5 North, Range 3 East, Sections 5, 6, 7, & 8 and in Township 5 North, Range 2 East, Sections 1 & 12, Black Hills Prime Meridian (BHPM) were recorded at the Lawrence County Court House between the dates October 3 and October 11, 2011.

The Royalty Agreement is consistent with industry practice and standards, which are intended to recognize the essential contribution of the experience, knowledge and the wherewithal necessary to acquire highly prospective and attractive exploration targets.  Upon execution of the Royalty Agreement, Mr. Bachman and Mr. Aberle became the legal owners of the Royalty, each of whom hold a 50% beneficial and undivided interest in the Royalty.  On December 28, 2011, North Homestake Mining Company became the legal and beneficial owner of all right, title and interest in the Blind Gold Property upon acknowledgement and receipt of the first annual payment of $15,876 due to the United States Department of the Interior, Bureau of Land Management.

Note 8

Income Tax

As of March 31, 2012, the Company has estimated tax loss carry forwards for tax purpose of approximately $75,333, which expire by 2031. These amounts may be applied against future taxable income. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization has not been determined to be more likely than not to occur.

The actual income tax provisions differ from the expected amounts calculated by applying the statutory income tax rate to the Company’s loss before income taxes. The components of these differences are as follows:

March 31, 2012
Loss before income tax	$75,333
Statutory tax rate	35%
Expected recovery of income taxes at standard rates	26,367
Change in valuation allowance	(26,367)

Income tax provision	$-

Components of deferred tax asset:
Non-capital tax loss carry forwards	$26,367
Less: valuation allowance	(26,367)

Net deferred tax asset	$-

Note 9

Entry to Definitive Material Agreement

On March 8, 2012 the Company entered into an agreement with Mustang Geothermal Corp. to exchange common stock to affect the acquisition of the Company and the Company’s gold exploration properties located in South Dakota. The closing of this agreement has not taken place and will be delayed until after certain filing requirements are met.

Conditions precedent to the closing of the transaction are: (i) Mustang Geothermal Corp. affecting a ten for one reverse split of its common stock; (ii) Changing the name of the Mustang Geothermal Corp to Dakota Territory Resource Corp; and, (iii) Applying for and changing the ticker symbol of the Mustang Geothermal Corp consistent with the proposed name change. The transaction was agreed to close on March 31, 2012, or as soon as is legally practicable in anticipation of regulatory review by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Note 10

Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through June 27, 2012, the date the financial statements were available to be issued, and has determined that there are no other events to disclose other than the following:

On June 25, 2012 the Company agreed to Amend the Common Stock Share Exchange Agreement with Mustang Geothermal Corp to extend the latest closing date of the of the Transaction from June 30, 2012 to September 1, 2012.

Appendix B

9

Appendix C

Dakota Territory Resource Corp/North Homestake Mining Company
(Formerly Mustang Geothermal Corp)
(An exploration stage company)
Proforma Consolidated Balance Sheets
March 31, 2012

	North Homestake	Dakota Territory	Pro Forma Adjustments
	Mining Company	Resource Corp	DR	CR		Pro Forma
ASSETS
Cash	$-	$1,275				$1,275
Prepaids	-	-				-
Receivables	-	1,752				1,752
Total current assets		3,027				3,027

Geothermal leases, net	-	1,767,500				1,767,500
Investments			30,000		(1)	-
				30,000	(2)
TOTAL ASSETS	$-	$1,770,527				$1,770,527

LIABILITIES & SHAREHOLDER'S EQUITY

Accounts payable and accrued liabilities	$333	$839,877				$840,210
Due to related party	-	22,500				22,500
Line of credit	-	31,977				31,977
Notes payable to related party	-	520,550				520,550
Convertible notes payable	-	100,000				100,000

Total current liabilities	333	1,514,904				1,515,237

Capital stock authorized: 300,000,000 common shares with a par value of $0.001
Issued and outstanding: 33,449,206 common shares
Capital stock	$75	$3,449	75		(2)	$33,449
				30,000	(1)
Additional paid-in capital	74,925	13,849,051	74,925		(2)	13,849,051

Deficit accumulated during the exploration stage	(75,333)	(13,596,302)		45,000	(2)	(13,626,635)

Total comprehensive income	-	(575)				(575)

Total stockholder's equity	$(333)	$255,623				$255,290

TOTAL LIABILITIES & SHAREHOLDER'S EQUITY	$-	$1,770,527				$1,770,527

NOTES:

Proforma Adjustments

1

to record the issuance of 30,000,000 shares to North Homestake Mining Company

2

to record the share exchange transaction

Assumptions

The company changed its name from Mustang Geothermal Corp to Dakota Territory Resources

The reverse stock split 10 to 1 was applied to Dakota Territory Resources

The unaudited pro-forma consolidated balance sheets and consolidated statements of operations have been prepared based on historical financial information using US generally accepted accounting principles of Dakota Territory Resources and North Homestake Mining for the year ended March 31, 2012

Appendix C

1

Dakota Territory Resource Corp/North Homestake Mining Company
(Formerly Mustang Geothermal Corp)
(An exploration stage company)
Proforma Consolidated Statements of Operations
For the year ended March 31, 2012

		North Homestake	Dakota Territory	Proforma Adjustments
		Mining Company	Resource Corp	DR	CR	Proforma
Operating expenses

Depreciation - geothermal leases	$		$251,667			$251,667
Management fees			152,482			152,482
Professional fees			112,681			112,681
Consulting fees			97,817			97,817
Exploration costs		74,644	1,126,263			1,200,907
Interest on loans			39,350			39,350
Travel			1,321			1,321
General and administrative		689	38,296			38,985

Total expenses		$75,333	$1,819,877			$1,895,210

Net (loss) income		$(75,333)	$(1,819,877)			$(1,895,210)

Basic (loss) earnings per share						$(0.06)

Weighted average number of common						33,449,206
shares outstanding

Appendix C

2

Appendix D

COMMON STOCK
SHARE EXCHANGE AGREEMENT

by and among

MUSTANG GEOTHERMAL CORP,
a Nevada Corporation

and

NORTH HOMESTAKE MINING COMPANY,
a Nevada Corporation

effective as of March 8, 2012

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COMMON STOCK SHARE EXCHANGE AGREEMENT

THIS COMMON STOCK SHARE EXCHANGE AGREEMENT (the "Agreement"), made and entered into this 8th day of March, 2012, by and among Mustang Geothermal Corp, a Nevada corporation with its principal place of business located at 10580 N. McCarran Blvd., Building 115 – 208 Reno, NV 89503 ("MUSTANG"), and North Homestake Mining Company, a Nevada corporation with its principal place of business at 1825 West Huffaker Lane, Reno, NV 89521 ("NORTH HOMESTAKE"). For purposes of this Agreement, NORTH HOMESTAKE shall refer to both NORTH HOMESTAKE and the shareholders of NORTH HOMESTAKE. NORTH HOMESTAKE and MUSTANG may be otherwise referred to herein individually as a "Party" and collectively as "Parties."[a]

In consideration of the mutual covenants, guarantees and warrantees described more fully herein, this Agreement provides for the issuance of common shares of MUSTANG, which shall be exchanged for 100% of the issued and outstanding common shares of NORTH HOMESTAKE (the "Transaction").

RECITALS

MUSTANG is a corporation organized and operating in good standing under the laws of the State of Nevada. MUSTANG is a "Reporting Company" subject to the reporting requirements of Sections 13 and 15d of the Securities and Exchange Act of 1934. As of the Effective Date hereof, MUSTANG is compliant with its reporting requirements with the Securities and Exchange Commission.

MUSTANG began its corporate existence in Nevada on February 6, 2002. The Company is primarily engaged in the acquisition, exploration, and development of geothermal properties.

NORTH HOMESTAKE is a corporation organized and operating in good standing under the laws of the State of Nevada. NORTH HOMESTAKE is the owner of all legal right, title and interest in certain unpatented lode mining claims (the Blind Gold Property Claims) in the State of South Dakota, County of Lawrence, legally staked and acquired by NORTH HOMESTAKE in accordance with 1872 Mining Law, and by payment of rents to the United States Department of the Interior, Bureau of Land Management.

The Parties engaged in informal negotiations and due diligence concerning a transaction whereby MUSTANG would acquire the outstanding shares of NORTH HOMESTAKE in exchange for thirty million shares of MUSTANG's common stock, subject to MUSTANG completing certain conditions precedent, including: (i) affecting a ten for one (10:1) reverse split of its presently issued and outstanding common stock; (ii) amending MUSTANG's articles of incorporation to change its name from MUSTANG GEOTHERMAL CORP. to DAKOTA TERRITORY RESOURCE CORP.; and, (iii) applying for a new trading symbol with the Financial Industry Regulatory Authority consistent with the name change. After MUSTANG completes the foregoing conditions precedent, the transaction will close and NORTH HOMESTAKE and MUSTANG will meet to formally exchange their common stock consistent with this Agreement, and MUSTANG will then own and control beneficial ownership of all of the issued and outstanding shares of NORTH HOMESTAKE, assume the Blind Gold Property Claims, and assume certain of the liabilities of NORTH HOMESTAKE, in exchange for thirty million post reverse split shares of MUSTANG's common stock, all on the terms and conditions hereinafter set forth.

ARTICLE I
REPRESENTATIONS, COVENANTS AND WARRANTIES OF MUSTANG

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As an inducement to and to obtain the reliance of NORTH HOMESTAKE, MUSTANG and the MUSTANG Shareholders represent and warrant as follows:

Section 1.1 Organization. MUSTANG is a corporation duly organized under the laws of Nevada and has the corporate power and is duly authorized to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of MUSTANG's articles of incorporation or bylaws. MUSTANG has full power, authority and legal right and has taken all action required by law, its articles of incorporation, and its bylaws or otherwise to authorize the execution and delivery of this Agreement.

Section 1.2 Capitalization. The authorized capitalization of MUSTANG consists of three hundred million (300,000,000) Common Shares, $0.001 par value per share. Immediately prior to the Closing Date, MUSTANG shall have approximately three million, four hundred forty-nine thousand, two hundred six (3,449,206) common shares issued and outstanding. All issued and outstanding shares are legally issued, fully paid and non-assessable and are not issued in violation of the preemptive or other rights of any person.

Section 1.3 Subsidiaries. Effective July 3, 2006, MUSTANG merged with Urex Energy Corp. As a result, MUSTANG changed its name from "Lakefield Ventures Inc." to "Urex Energy Corp." Urex Energy Corp is a wholly owned subsidiary of MUSTANG incorporated solely to effect the name change. On November 5, 2010, the Company completed an agreement to acquire Andean Geothermic Energy S.A.C., a Peruvian Company and wholly owned subsidiary of MUSTANG. Andean Geothermic Energy S.A.C. holds applications for exploration licenses that could lead to geothermic production leases in the Country of Peru.

Section 1.4 Tax Matters: Books and Records.

(a) The available financial books and records of MUSTANG have been presented to NORTH HOMESTAKE, and those presented financial books and records represent all of the available financial books and records in the possession of the MUSTANG executive team; and

(b) Upon information and belief, MUSTANG has no liabilities with respect to the payment of any federal, state, county, or local taxes (including any deficiencies, interest or penalties).

(c) MUSTANG informed NORTH HOMESTAKE of all of the outstanding actual and contingent liabilities of MUSTANG known by MUSTANG to exist during the term of office of the current officers and prior to closing.

Section 1.5 Litigation and Proceedings. There are no known actions, suits, proceedings or investigations pending or threatened by or against or affecting MUSTANG or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of MUSTANG. MUSTANG is not in default with respect to any judgment, order,

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writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 1.6 Material Contract Defaults. MUSTANG is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of MUSTANG, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which MUSTANG has not taken adequate steps to prevent such a default from occurring.

Section 1.7 Information. The information concerning MUSTANG as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.

Section 1.8 Title and Related Matters. MUSTANG has no fee simple title to any real property assets.

Section 1.9 Contracts. On the closing date, other than those agreements and disclosures contained in this Agreement:

(a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which MUSTANG is a party or by which it or any of its properties are bound.

(b) MUSTANG is not a party to any contract, agreement, commitment or instrument, or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award that materially and adversely affects, or in the future may (as far as MUSTANG can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of MUSTANG; and

(c) MUSTANG is not a party to any material oral or written: (i) profit sharing, bonus, deferred compensation, severance pay, pension benefit or retirement plan, agreement or arrangement, covered by Title IV of the Employee Retirement Income Security Act, as amended; (ii) material agreement, contract or indenture relating to the borrowing of money which, in the aggregate, exceeds five hundred thousand dollars ($500,000); (iii) material guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate, exceeds five hundred thousand dollars ($500,000); (iv) material consulting or other contract with an unexpired term of more than one year or providing for payments in excess of five hundred thousand dollars ($500,000) in the aggregate; (v) collective bargaining agreement; or, (vi) material contract, agreement or other commitment involving payments by it for more than in the aggregate, exceeds five hundred thousand dollars ($500,000).

Section 1.10 Compliance With Laws and Regulations. To the best of MUSTANG's knowledge and belief, MUSTANG has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of MUSTANG or would not result in MUSTANG incurring material liability.

Section 1.11 Insurance. MUSTANG currently has no insurance policies of any kind in effect.

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Section 1.12 Approval of Agreement. As of the closing, the directors of MUSTANG shall have authorized the execution and delivery of the Agreement by and have approved the transactions contemplated hereby consistent with its by-laws and applicable Nevada Revised Statutes.

Section 1.13 Material Transactions or Affiliations. At and as of the closing, subject to the terms of this Agreement and the MUSTANG's disclosures, covenants and warranties made herein, there are no material contracts or agreements between MUSTANG and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and outstanding common shares of MUSTANG, and which is to be performed in whole or in part after the date hereof. Except as is otherwise disclosed by MUSTANG in the corporate actions and stockholder authorizations approving this Agreement, MUSTANG has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.

Section 1.14 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which MUSTANG is a party or to which any of its properties or operations are subject

Section 1.15 Financial Statements. All available MUSTANG accounting and financial reports are available at www.sec.gov.

ARTICLE II
REPRESENTATIONS, COVENANTS AND WARRANTIES OF NORTH HOMESTAKE

As an inducement to, and to obtain the reliance of MUSTANG, NORTH HOMESTAKE represents and warrants as follows:

Section 2.1 Organization. NORTH HOMESTAKE is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of NORTH HOMESTAKE's certificate of incorporation or bylaws. NORTH HOMESTAKE has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

Section 2.2 Capitalization. The authorized capitalization of NORTH HOMESTAKE consists of 75,000 common shares, $.001 par value and no preferred shares. As of the Closing Date, there shall be 75,000 common shares issued and outstanding. All issued and outstanding common shares have been legally issued, fully paid, are non-assessable and not issued in violation of the preemptive rights of any other person. NORTH HOMESTAKE has no other securities, warrants or options authorized or issued.

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Section 2.3 **Subsidiaries**. NORTH HOMESTAKE has no subsidiaries.

Section 2.4 **Tax Matters; Books & Records**

(a) The books and records, financial and others, of NORTH HOMESTAKE are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

(b) NORTH HOMESTAKE has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

(c) NORTH HOMESTAKE shall remain responsible for all debts incurred prior to the Closing Date.

Section 2.5 **Information**. The information concerning NORTH HOMESTAKE as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 2.6 **Title and Related Matters.** NORTH HOMESTAKE has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances, except for the Net Smelter Returns Royalty as set forth in an attachment to this Agreement, Further, NORTH HOMESTAKE owns free and clear of any liens, claims, encumbrances, or other restrictions or limitations of any nature whatsoever, all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with NORTH HOMESTAKE's business. No third party has any right to, and NORTH HOMESTAKE has not received any notice of infringement of or conflict with asserted rights of others with respect to any mining right (s), mining data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of NORTH HOMESTAKE or any material portion of its properties, assets or rights.

Section 2.7 **Litigation and Proceedings**. There are no actions, suits or proceedings pending or threatened by or against or affecting NORTH HOMESTAKE, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of NORTH HOMESTAKE. NORTH HOMESTAKE does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

Section 2.8 **Contracts.** On the Closing Date, NORTH HOMESTAKE is not a party to any contract, agreement, commitment or instrument, or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as NORTH HOMESTAKE can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of NORTH HOMESTAKE.

Section 2.9 **No Conflict With Other Instruments**. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any

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term or provision of, or constitute an event of default under, any Material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which NORTH HOMESTAKE is a party or to which any of its properties or operations are subject.

Section 2.10 Material Contract Defaults. To the best of NORTH HOMESTAKE's knowledge and belief, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of NORTH HOMESTAKE, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which NORTH HOMESTAKE has not taken adequate steps to prevent such a default from occurring.

Section 2.11 Governmental Authorizations. NORTH HOMESTAKE has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by NORTH HOMESTAKE of the transactions contemplated hereby.

Section 2.12 Compliance with Laws and Regulations. NORTH HOMESTAKE has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of NORTH HOMESTAKE or would not result in NORTH HOMESTAKE's incurring any material liability.

Section 2.13 Insurance. NORTH HOMESTAKE currently has no insurance policies of any kind in effect.

Section 2.14 Approval of Agreement. The shareholders and the Board of Directors of NORTH HOMESTAKE have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby consistent with applicable provisions of its by-laws and Nevada Revised Statutes.

Section 2.15 Material Transactions or Affiliations. As of the closing date, subject to the terms of this Agreement and NORTH HOMESTAKE'S disclosures, covenants and warranties made herein, NORTH HOMESTAKE warrants, with the exception of (i) the interested party disclosures between it and MUSTANG that have been made part of the corporate and stockholder actions authorizing and approving entering into this Agreement; and (ii) the Net Smelter Returns Royalty set forth as attachment to this Agreement, that there are no material contracts or agreements between NORTH HOMESTAKE and any person who was, at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by NORTH HOMESTAKE to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of NORTH HOMESTAKE and which is to be performed in whole or in part after the date hereof, other than as provided above, NORTH HOMESTAKE has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

Section 2.16 Access to Information. NORTH HOMESTAKE has received or had access to all documents, records and other information pertaining to its investment in the MUSTANG Common Stock that it has requested, including documents filed by MUSTANG under the Exchange Act, and has been given the opportunity to meet or have telephonic discussions with the MUSTANG representatives, to ask questions of them, to receive answers concerning the terms and conditions of this investment and to

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obtain information that MUSTANG possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information provided to the NORTH HOMESTAKE shareholders.

Section 2.17 Manner of Sale. At no time was NORTH HOMESTAKE presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising relating to MUSTANG or any investment in MUSTANG common stock.

ARTICLE III
EXCHANGE PROCEDURE AND OTHER CONSIDERATION

Section 3.1 Delivery of NORTH HOMESTAKE and MUSTANG Common Stock Securities. On the closing date, MUSTANG shall issue thirty million (30,000,000) restricted post reverse split common shares ("MUSTANG Closing Shares") representing, post-issuance of the Closing Shares, and after MUSTANG successfully affects a ten for one (10:1) reverse split of its common shares, approximately 89% of the total number of issued and outstanding MUSTANG common shares to NORTH HOMESTAKE shareholders, and NORTH HOMESTAKE and the NORTH HOMESTAKE shareholders shall tender in transferable and assignable condition to MUSTANG, all 75,000 common shares representing 100% of the issued and outstanding shares of NORTH HOMESTAKE (the "NORTH HOMESTAKE Closing Shares").

The Parties are acquiring the respective shares to be issued for their own account and without a view to any distribution or resale thereof, other than a distribution or resale which, in the opinion of counsel for such Shareholder (which opinion shall be satisfactory in form and substance to the Parties), may be made without violating the registration provisions of the Securities Act of 1933, as amended (the "1933 Act") or any applicable blue sky laws. Each designee Shareholder acknowledges that the shares are "restricted securities" within the meaning of Rule 144 under the 1933 Act and have not been registered under the 1933 Act or any state securities laws and thereafter must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. The Parties are under no obligation to register the shares of Stock under the 1933 Act or any state securities law or to take any action that would make available an exemption from such registration.

There shall be endorsed on the certificates evidencing the shares of Stock delivered at Closing a legend substantially similar to the following:

> "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE '1933 ACT') OR THE SECURITIES LAWS OF ANY OTHER JURINORTH HOMESTAKECTION AND ARE 'RESTRICTED SECURITIES' AS DEFINED BY RULE 144 UNDER THE 1933 ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE 1933 ACT AND THE SECURITIES LAWS OF ANY STATE REQUIRING SUCH REGISTRATION, OR IN LIEU THEREOF, AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE ISSUER OF THE SHARES, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACTS. WITHOUT LIMITING THE FOREGOING, THE SHARES MAY NOT BE SOLD WITHIN SIX MONTHS AFTER THE DATE OF THIS CERTIFICATE WITHOUT AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE ISSUER, THAT SUCH SALE DOES NOT

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VIOLATE THE UNITED STATES SECURITIES LAWS, AS AMENDED, OR THE RULES AND REGULATIONS THEREUNDER."

Except under certain limited circumstances, the above restrictions on the transfer of the shares of Stock will also apply to any and all shares of capital stock or other securities issued or otherwise acquired with respect to such shares, including, without limitation, shares and securities issued or acquired as a result of any stock dividend, stock split or exchange or any distribution of shares or securities pursuant to any corporate reorganization, reclassification or similar event.

Section 3.2 Additional Obligations. MUSTANG, by and through its board of directors and majority shareholders also agree **prior** to the closing to take the following actions as additional consideration for the transactions contemplated herein: resolve to amend the articles of incorporation to (i) change the name of MUSTANG to DAKOTA TERRITORY RESOURCE CORP; (ii) affect a ten to one (10:1) reverse split of its common stock such that after the reverse split takes effect, MUSTANG will have issued and outstanding shares of approximately three million four hundred forty-nine thousand two hundred six (3,449,206) shares; and, (iii) apply for a change of MUSTANG's ticker symbol consistent with the name change to the Financial Industry Regulatory Authority. It is agreed that as soon as possible after the execution hereof, MUSTANG will conduct special meetings of its board of directors and shareholders consistent with the Nevada Revised Statutes and execute the necessary board and shareholder resolutions. After the aforementioned meetings are held and the appropriate consents and resolutions are duly executed, MUSTANG shall then file with the Securities and Exchange Commission and FINRA the necessary preliminary and definitive proxy statements to accomplish the foregoing acts and any other reports required under the SEC Act to complete this transaction.

Section 3.3 Other Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of MUSTANG and NORTH HOMESTAKE shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to closing referenced herein below.

Section 3.4 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on March 31, 2012 or as soon as legally practicable thereafter ("Closing Date"); however, a Closing Date shall not occur beyond June 30, 2012 ("Termination Date"). The Closing shall not terminate the rights of the MUSTANG Shareholders under this Agreement.

Section 3.5 Termination.

(a) This Agreement may be terminated by the board of directors or majority interest of Shareholders of either MUSTANG or NORTH HOMESTAKE, respectively, at any time prior to the closing date or the Termination Date if there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions.

In the event of termination pursuant to this paragraph (a) of this Section 3.5, no obligation, right, or liability shall arise hereunder and each Party shall bear all of the expenses incurred by it in connection

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with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

(b) This Agreement may be terminated at any time prior to the closing date by action of the board of directors of MUSTANG, if NORTH HOMESTAKE shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of NORTH HOMESTAKE contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to NORTH HOMESTAKE. If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

(c) This Agreement may be terminated at any time prior to the closing date by action of the board of directors of NORTH HOMESTAKE, if MUSTANG shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of MUSTANG contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to MUSTANG. If this Agreement is terminated pursuant to this paragraph (d) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

Section 3.6 Directors of NORTH HOMESTAKE After Acquisition. Upon the Closing Date, all members of the Board of Directors of NORTH HOMESTAKE shall resign in all capacities effective at Close and acknowledge they have no claims against the Company for any compensation, in any form whatsoever.

Section 3.7 Officers of NORTH HOMESTAKE. Upon the Closing Date, all Officers of NORTH HOMESTAKE shall resign in all capacities effective at Close and execute a release acknowledging that the Company does not owe them any compensation or other payment.

ARTICLE IV
SPECIAL MATERIAL COVENANTS

Section 4.1 Access to Properties and Records. Prior to closing, MUSTANG and NORTH HOMESTAKE will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

Section 4.2 Third Party Consents. MUSTANG and NORTH HOMESTAKE agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.3 Actions Prior and Subsequent to Closing.

(a) From and after the date of this Agreement until the closing date, except as permitted or contemplated by this Agreement, MUSTANG and NORTH HOMESTAKE will each use its best efforts to:

(i) perform in all material respects all of its obligations under material

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contracts, leases and instruments relating to or affecting its assets, properties and business;

(b) From and after the date of this Agreement until the Closing Date, MUSTANG will not, without the prior consent of NORTH HOMESTAKE:

(i) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

(ii) declare or pay any dividend on its outstanding common shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

(iii) enter into or amend any employment, severance or agreements or arrangements with any directors or officers;

(iv) grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any common shares; or

(v) purchase or redeem any common shares.

Section 4.4 Indemnification.

(a) MUSTANG hereby agrees to indemnify NORTH HOMESTAKE, each of the officers, agents and directors and current shareholders of NORTH HOMESTAKE, as of the closing date, against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of one year; and

(b) NORTH HOMESTAKE hereby agrees to indemnify MUSTANG, each of the officers, agents, directors and current shareholders of MUSTANG as of the closing date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of one year.

ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF NORTH HOMESTAKE

The obligations of NORTH HOMESTAKE under this Agreement are subject to the satisfaction, at or before the closing date, of the following conditions:

Section 5.1 Accuracy of Representations. The representations and warranties made by MUSTANG in this Agreement were true when made and shall be true at the closing date with the same

11

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force and effect as if such representations and warranties were made at the closing date (except for changes therein permitted by this Agreement), and MUSTANG shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by MUSTANG prior to or at the closing, including (i) affecting the ten for one (10:1) reverse split of its common stock; (ii) changing the Company's name to DAKOTA TERRITORY RESOURCE CORP; and, (iii) apply for a change of MUSTANG's ticker symbol consistent with the name change to the Financial Industry Regulatory Authority.

Section 5.2 Director Approval. The Board of Directors and shareholders of MUSTANG and NORTH HOMESTAKE shall each have approved this Agreement and the transactions contemplated herein.

Section 5.3 Officer's Certificate. NORTH HOMESTAKE shall have been furnished with a certificate dated the closing date and signed by a duly authorized officer of MUSTANG to the effect that: (a) the representations and warranties of MUSTANG set forth in the Agreement are in all material respects true and correct as if made on the Effective Date; (b) MUSTANG has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the effective date; (c) since such date and other than as previously disclosed to NORTH HOMESTAKE, MUSTANG has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and, (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of MUSTANG, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the MUSTANG Schedules, by or against MUSTANG which might result in any material adverse change in any of the assets, properties, business or operations of MUSTANG.

Section 5.4 No Material Adverse Change. Prior to the closing date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of MUSTANG.

Section 5.5 Assumption of Liability. All MUSTANG obligations shall be true and correct. NORTH HOMESTAKE shall not assume any liability that is not disclosed by MUSTANG.

Section 5.6 Other Items. NORTH HOMESTAKE shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as NORTH HOMESTAKE may reasonably request.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF MUSTANG

The obligations of MUSTANG under this Agreement are subject to the satisfaction, at or before the closing date (unless otherwise indicated herein), of the following conditions:

Section 6.1 Accuracy of Representations. The representations and warranties made by NORTH HOMESTAKE in this Agreement were true when made and shall be true as of the closing date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. NORTH HOMESTAKE shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by NORTH HOMESTAKE prior to or at the closing. MUSTANG shall have

12

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been furnished with a certificate, signed by a duly authorized executive officer of NORTH HOMESTAKE and dated the closing date, to the foregoing effect.

Section 6.2 Director Approval. The Board of Directors and shareholders of NORTH HOMESTAKE shall have approved this Agreement and the transactions contemplated herein.

Section 6.3 Officer's Certificate. MUSTANG shall be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of NORTH HOMESTAKE to the effect that: (a) the representations and warranties of NORTH HOMESTAKE set forth in the Agreement and in all Exhibits, and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and (b) NORTH HOMESTAKE had performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the effective date.

Section 6.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any Material adverse change in the financial condition, business or operations of NORTH HOMESTAKE.

ARTICLE VII
MISCELLANEOUS

Section 7.1 Brokers and Finders. Each Party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the Parties together in the negotiation, execution, or consummation of this Agreement. The Parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 7.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of California, United States of America. Any legal action taken to construe or enforce this Agreement shall be in the Courts of the State of California, County of San Diego.

Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to either Party, sent by registered mail or certified mail, postage prepaid, or by facsimile, or by email addressed as follows:

If to MUSTANG:

Mr. Richard Bachman
MUSTANG GEOTHERMAL CORP
10580 N. McCarran Blvd., Building 115 – 208
Reno, NV 89503
Telephone Number: (775) 721-8883
Email: rickbachman@sbcglobal.net

With a copy to:

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Mailander Law Office, Inc.
835 5th Avenue, Suite 312
San Diego, California 92101

If to NORTH HOMESTAKE:

Mr. Gerald Aberle
NORTH HOMESTAKE MINING COMPANY
1825 W. Huffaker Lane, Reno, Nevada 89521
Reno, NV 89503
Telephone Number: (605) 584-2834
Email: gaberle1@yahoo.com

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

Section 7.5 Confidentiality. Each Party hereto agrees with the other Party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

Section 7.6 Schedules; Knowledge. Each Party is presumed to have full knowledge of all information set forth in the other Party's respective disclosures delivered pursuant to this Agreement.

Section 7.7 Third Party Beneficiaries. This contract is being executed by and between MUSTANG and NORTH HOMESTAKE; however, and except as otherwise specifically provided for herein,, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 7.8 Entire Agreement. This Agreement represents the entire agreement between the Parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the Parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all Parties hereto.

Section 7.9 Survival; Termination. The representations, warranties and covenants of the respective Parties shall survive the closing date and the consummation of the transactions herein contemplated for 18 months.

Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be

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enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the closing date, this Agreement may be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

Section 7.12 Expenses. Each Party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

Section 7.13 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and does not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

Section 7.14 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the Parties hereto, and their permitted assigns hereunder. Any Party shall not assign this Agreement without the prior written consent of the other Party.

Section 7.15 Public Announcements. Except as may be required by law, neither Party shall make any public announcement or filing with respect to the transactions provided for herein without the prior written authorization of the other party hereto.

Section 7.16 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

Section 7.17 Failure of Conditions; Termination. In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the closing date, either of the Parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement.

Section 7.18 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intent, and not strictly for or against either Party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

Section 7.19 Execution Knowing and Voluntary. In executing this Agreement, the Parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

Section 7.20 Amendment. At any time after the closing date, this Agreement may be amended by a writing signed by both parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

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Section 7.21 Tax Consequences. Each party acknowledges that it has had the opportunity to consult and be advised by its own respective tax counsel and/or accountant with respect to any tax consequences arising from the execution and consummation of this Agreement.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

ATTEST:

March 8, 2012

MUSTANG GEOTHERMAL CORP

By: ______________________

Name: RICHARD BACHMAN

Title: PRESIDENT, CHIEF EXECUTIVE OFFICER

ATTEST:

March 8, 2012

NORTH HOMESTAKE MINING COMPANY

By: ______________________

Name: GERALD ABERLE

Title: VICE PRESIDENT

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Appendix E

UNANIMOUS WRITTEN CONSENT AND RESOLUTION OF THE DISINTERESTED BOARD OF DIRECTORS OF MUSTANG GEOTHERMAL CORP

The undersigned, being all of the disinterested directors of Mustang Geothermal Corp, (the "Company"), hereby adopt the following recitals and resolutions by their written consent thereto, effective as of March 8, 2012, hereby waiving all notice of and the holding of a meeting of the directors to act upon such resolutions.

WHEREAS, On or about February 1, 2012, the Company initiated informal negotiations and due diligence concerning a contemplated transaction whereby the Company would acquire the outstanding shares of NORTH HOMESTAKE MINING COMPANY, a Nevada Corporation, in exchange for thirty million shares of the Company's common stock. The negotiated terms of the contemplated transaction required the Company, before the closing of the transaction, to: (i) affect a ten for one (10:1) reverse split of its presently issued and outstanding common stock; and, (ii) change its name from MUSTANG GEOTHERMAL CORP. to DAKOTA TERRITORY RESOURCE CORP. After the Company completed the two foregoing actions, the transaction would close and NORTH HOMESTAKE MINING COMPANY and the Company would meet to formally exchange their common stock consistent with the negotiated terms of the Agreement. Afterwards, the Company would then own and control all legal right, title and interest in certain unpatented lode mining claims (the Blind Gold Property Claims) in the State of South Dakota, County of Lawrence, legally staked and acquired by NORTH HOMESTAKE MINING COMPANY in accordance with 1872 Mining Law, and assume certain of the liabilities of NORTH HOMESTAKE MINING COMPANY, in exchange for shares of the Company's common stock;

WHEREAS, the Company's present Board of Directors includes Richard Bachman and Gerald Aberle, both of whom are interested parties in the contemplated transaction due to the fact that they comprise the entire Board of Directors of NORTH HOMESTAKE MINING COMPANY, and are also holders of record of 100% of the issued and outstanding common stock of NORTH HOMESTAKE MINING COMPANY;

WHEREAS, pursuant to Nevada Revised Statutes 78:140(2)(a), neither Mr. Bachman nor Mr. Aberle are eligible to vote as Directors of the Company in authorizing this contemplated transaction, but both men may be counted under Nevada Revised Statutes 78:140(3) in determining that a quorum of the Company's Board of Directors exists to conduct business;

WHEREAS, Mr. Bachman and Mr. Aberle divulged the fact of their common directorship and shareholdings with NORTH HOMESTAKE MINING COMPANY;

Appendix E

1

WHEREAS, the Company's disinterested Director, Mr. Gerry Berg, reviewed the terms of a proposed Material Definitive Agreement with NORTH HOMESTAKE MINING COMPANY and made such due diligence investigations as he deemed appropriate in assessing the opportunities presented by the Material Definitive Agreement;

WHEREAS, Mr. Berg determined that the Material Definitive Agreement presents a reasonably prudent, fair and good faith business transaction that would benefit the Company and its shareholders and would comply with Nevada Revised Statutes 78:140(2)(d);

WHEREAS, upon motion duly brought by Mr. Berg, and after discussion and review of the Material Definitive Agreement with NORTH HOMESTAKE MINING COMPANY,

IT IS HEREBY RESOLVED:

That the Company shall enter into and comply with the Material Definitive Agreement with NORTH HOMESTAKE MINING COMPANY and commence with all due diligence to take whatever corporate and legal actions as are deemed necessary to affect a ten for one (10:1) reverse split of its common stock and change its name to DAKOTA TERRITORY RESOURCE CORP.

RESOLVED FURTHER, that the appropriate officers of the Corporation be, and they hereby are, authorized and empowered to execute such documents, take such steps and perform such acts as, in their judgment, may be necessary or convenient to carrying out the foregoing resolutions and that any such documents executed or acts taken by them shall be conclusive evidence of authority in so doing.

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of date first written above.

DIRECTORS:

[signature]

Gerry Berg
Constituting all of the Disinterested Directors

Appendix E

2

Appendix F

Mustang Geothermal Corp

Special Shareholder Meeting

March 8, 2012 – 2:00pm PST

Location of Meeting: ***Offices of Mustang Geothermal Corp, 1825 W. Huffaker Ln., Reno, NV 89521***

Business before the meeting to be voted on by Shareholders of Mustang Geothermal Corp as of record on February 15,:

A. An action to implement a reverse split (roll back) on the Common Stock of Mustang Geothermal Corp by a ratio of 10:1. A yes vote on this issue is a vote in favor of said item "A"; a no vote on this issue is a vote against said item "A".

B. An action to change the name of the Company from Mustang Geothermal Corp to Dakota Territory Resource Corp and request a new corresponding ticker symbol. A yes vote on this issue is a vote in favor of said item "B"; a no vote on this issue is a vote against said item "B".

C. An action authorizing the Board of Directors of the Company to acquire all of the issued common shares of North Homestake Mining Company, a Nevada Corporation, subject to the terms and conditions of the definitive agreement between Mustang Geothermal Corp and North Homestake Mining Company dated March 8, 2012, or as may be amended by the Board of Directors of the Company prior to closing. A yes vote on this issue is a vote in favor of said item "C"; a no vote on this issue is a vote against said item "C".

Proxy Statement for Voting

This proxy is entered into pursuant to Nevada Revised Statute 78:355 and its sub-parts. Specifically, Section 78:355 allows for any stockholder to designate another person or persons to act as a proxy or proxies regarding any matter required to be taken by stockholders of a Nevada corporation.

Pursuant to sub-sections 2(a) and (b) of Section 78:355, this document constitutes a writing authorizing another person or persons to act for the grantor as proxy.

This is to certify that **Dakota Resource Holding LLC.** and the undersigned, a shareholder with **2,600,000 (2.6 million)** common shares of **Mustang Geothermal Corp.- Certificate No. 3040** and with one vote per share, has designated **Richard L. Bachman**, President and Director of Mustang Geothermal Corp, and in his absence, **Gerry Berg**, Director of Mustang Geothermal Corp as his or her representative to cast all votes and express all approvals or disapprovals that said member may be entitled to cast or express at the special shareholder meeting of Mustang Geothermal, to be held on **March 8, 2012**, and any lawfully adjourned meetings thereof, and for all purposes provided by the Articles of Incorporation, the By-Laws and the special shareholders meeting call of Mustang Geothermal.

Appendix F

1

In no event shall this proxy be valid for a period longer than 5 days after the first meeting for which it is given. This proxy shall be revocable, at any time, at the request of the undersigned-voting member.

The grantor of this proxy has been advised of all rights relative to the granting this power and has been advised or has had the opportunity to consult with an attorney of choice with respect to the propriety and ramifications of executing this proxy.

Lindsey Aberle Name – (*please print*) Date: 3/7/12

Signature

Authorized Signature – **Dakota Resource Holding LLC**

State of South Dakota)
) ss.
County of Lawrence)

On this the 7 day of March, 2012, before me , the undersigned officer, personally appeared Lindsey Aberle, known to me to be the person whose name is subscribed to the forgoing instrument and acknowledged that she executed the same for the purposes therin contained.

IN WITNESS WHEREOF, I have set my hand and official seal

My Commission Expires: 8-14-2013

Notary Public

(Seal)

CAROL YAVRUSKA NOTARY SEAL PUBLIC STATE OF SOUTH DAKOTA

Appendix F

2

Mustang Geothermal Corp

Special Shareholder Meeting

March 8, 2012 – 2:00pm PST

Location of Meeting: ***Offices of Mustang Geothermal Corp, 1825 W. Huffaker Ln., Reno, NV 89521***

Business before the meeting to be voted on by Shareholders of Mustang Geothermal Corp as of record on February 15,:

A. An action to implement a reverse split (roll back) on the Common Stock of Mustang Geothermal Corp by a ratio of 10:1. A yes vote on this issue is a vote in favor of said item "A"; a no vote on this issue is a vote against said item "A".

B. An action to change the name of the Company from Mustang Geothermal Corp to Dakota Territory Resource Corp and request a new corresponding ticker symbol. A yes vote on this issue is a vote in favor of said item "B"; a no vote on this issue is a vote against said item "B".

C. An action authorizing the Board of Directors of the Company to acquire all of the issued common shares of North Homestake Mining Company, a Nevada Corporation, subject to the terms and conditions of the definitive agreement between Mustang Geothermal Corp and North Homestake Mining Company dated March 8, 2012, or as may be amended by the Board of Directors of the Company prior to closing. A yes vote on this issue is a vote in favor of said item "C"; a no vote on this issue is a vote against said item "C".

Proxy Statement for Voting

This proxy is entered into pursuant to Nevada Revised Statute 78:355 and its sub-parts. Specifically, Section 78:355 allows for any stockholder to designate another person or persons to act as a proxy or proxies regarding any matter required to be taken by stockholders of a Nevada corporation.

Pursuant to sub-sections 2(a) and (b) of Section 78:355, this document constitutes a writing authorizing another person or persons to act for the grantor as proxy.

This is to certify that **Minera Cerro El Diablo Inc.** and the undersigned, a shareholder with **4,125,000 (4.125 million)** common shares of **Mustang Geothermal Corp. – Certificate No. 3047** and with one vote per share, has designated **Richard L. Bachman**, President and Director of Mustang Geothermal Corp, and in his absence, **Gerry Berg**, Director of Mustang Geothermal Corp as his or her representative to cast all votes and express all approvals or disapprovals that said member may be entitled to cast or express at the special shareholder meeting of Mustang Geothermal, to be held on **March 8, 2012**, and any lawfully adjourned meetings thereof, and for all purposes provided by the Articles of Incorporation, the By-Laws and the special shareholders meeting call of Mustang Geothermal.

Appendix F

3

In no event shall this proxy be valid for a period longer than 5 days after the first meeting for which it is given. This proxy shall be revocable, at any time, at the request of the undersigned-voting member.

The grantor of this proxy has been advised of all rights relative to the granting this power and has been advised or has had the opportunity to consult with an attorney of choice with respect to the propriety and ramifications of executing this proxy.

C.A. Barcomb Name – (*please print*) Date: 3-7-12

C.A. Barcomb Signature

Authorized Signature – **Minera Cerro El Diablo Inc.**

State of South Nevada)
) ss.
County of Washoe)

On this the 7th day of March, 2012, before me , the undersigned officer, personally appeared Catherine Barcomb , known to me to be the person whose name is subscribed to the forgoing instrument and acknowledged that she executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have set my hand and official seal

My Commission Expires: 8-5-2015 [signature]
Notary Public

(Seal)

NOTARY PUBLIC
STATE OF NEVADA
County of Washoe
SEAN WEBSTER
No: 11-5493-2
My Appointment Expires Aug. 5, 2015

Appendix F

4

Mustang Geothermal Corp

Special Shareholder Meeting

March 8, 2012 – 2:00pm PST

Location of Meeting: ***Offices of Mustang Geothermal Corp, 1825 W. Huffaker Ln., Reno, NV 89521***

Business before the meeting to be voted on by Shareholders of Mustang Geothermal Corp as of record on February 15,:

A. An action to implement a reverse split (roll back) on the Common Stock of Mustang Geothermal Corp by a ratio of 10:1. A yes vote on this issue is a vote in favor of said item "A"; a no vote on this issue is a vote against said item "A".

B. An action to change the name of the Company from Mustang Geothermal Corp to Dakota Territory Resource Corp and request a new corresponding ticker symbol. A yes vote on this issue is a vote in favor of said item "B"; a no vote on this issue is a vote against said item "B".

C. An action authorizing the Board of Directors of the Company to acquire all of the issued common shares of North Homestake Mining Company, a Nevada Corporation, subject to the terms and conditions of the definitive agreement between Mustang Geothermal Corp and North Homestake Mining Company dated March 8, 2012, or as may be amended by the Board of Directors of the Company prior to closing. A yes vote on this issue is a vote in favor of said item "C"; a no vote on this issue is a vote against said item "C".

Proxy Statement for Voting

This proxy is entered into pursuant to Nevada Revised Statute 78:355 and its sub-parts. Specifically, Section 78:355 allows for any stockholder to designate another person or persons to act as a proxy or proxies regarding any matter required to be taken by stockholders of a Nevada corporation.

Pursuant to sub-sections 2(a) and (b) of Section 78:355, this document constitutes a writing authorizing another person or persons to act for the grantor as proxy.

This is to certify that **Genoa Energy Resources Ltd.** and the undersigned, a shareholder with 1**2,400,000 (12.4 million)** common shares of **Mustang Geothermal Corp. – Certificate No. 3043** and with one vote per share, has designated **Richard L. Bachman**, President and Director of Mustang Geothermal Corp, and in his absence, **Gerry Berg**, Director of Mustang Geothermal Corp as his or her representative to cast all votes and express all approvals or disapprovals that said member may be entitled to cast or express at the special shareholder meeting of Mustang Geothermal, to be held on **March 8, 2012**, and any lawfully adjourned meetings thereof, and for all purposes provided by the Articles of Incorporation, the By-Laws and the special shareholders meeting call of Mustang Geothermal.

Appendix F

5

In no event shall this proxy be valid for a period longer than 5 days after the first meeting for which it is given. This proxy shall be revocable, at any time, at the request of the undersigned-voting member.

The grantor of this proxy has been advised of all rights relative to the granting this power and has been advised or has had the opportunity to consult with an attorney of choice with respect to the propriety and ramifications of executing this proxy.

Brent Lappin Name – (*please print*) Date: 3-7-12

[signature] Signature

Authorized Signature – **Genoa Energy Resources Ltd.**

State of South Nevada)
) ss.
County of Washoe)

On this the 7th day of March, 2012, before me , the undersigned officer, personally appeared Brent Lappin, known to me to be the person whose name is subscribed to the forgoing instrument and acknowledged that she executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have set my hand and official seal

My Commission Expires: 8-5-2015 [signature]

Notary Public

(Seal)

NOTARY PUBLIC
STATE OF NEVADA
County of Washoe
SEAN WEBSTER
No: 11-5493-2
My Appointment Expires Aug. 5, 2015

Appendix F

6

<u>Mustang Geothermal Corp</u>

<u>Special Shareholder Meeting</u>

<u>March 8, 2012 – 2:00pm PST</u>

Location of Meeting: ***<u>Offices of Mustang Geothermal Corp, 1825 W. Huffaker Ln., Reno, NV 89521</u>***

<u>Business before the meeting to be voted on by Shareholders of Mustang Geothermal Corp as of record on February 15,:</u>

A. An action to implement a reverse split (roll back) on the Common Stock of Mustang Geothermal Corp by a ratio of 10:1. A yes vote on this issue is a vote in favor of said item "A"; a no vote on this issue is a vote against said item "A".

B. An action to change the name of the Company from Mustang Geothermal Corp to Dakota Territory Resource Corp and request a new corresponding ticker symbol. A yes vote on this issue is a vote in favor of said item "B"; a no vote on this issue is a vote against said item "B".

C. An action authorizing the Board of Directors of the Company to acquire all of the issued common shares of North Homestake Mining Company, a Nevada Corporation, subject to the terms and conditions of the definitive agreement between Mustang Geothermal Corp and North Homestake Mining Company dated March 8, 2012, or as may be amended by the Board of Directors of the Company prior to closing. A yes vote on this issue is a vote in favor of said item "C"; a no vote on this issue is a vote against said item "C".

Proxy Statement for Voting

This proxy is entered into pursuant to Nevada Revised Statute 78:355 and its sub-parts. Specifically, Section 78:355 allows for any stockholder to designate another person or persons to act as a proxy or proxies regarding any matter required to be taken by stockholders of a Nevada corporation.

Pursuant to sub-sections 2(a) and (b) of Section 78:355, this document constitutes a writing authorizing another person or persons to act for the grantor as proxy.

This is to certify that **Minera Inc.** and the undersigned, a shareholder with 2**,500,000 (2.5 million)** common shares of **Mustang Geothermal Corp. – Certificate No. 3034** and with one vote per share, has designated **Richard L. Bachman**, President and Director of Mustang Geothermal Corp, and in his absence, **Gerry Berg,** Director of Mustang Geothermal Corp as his or her representative to cast all votes and express all approvals or disapprovals that said member may be entitled to cast or express at the special shareholder meeting of Mustang Geothermal, to be held on **March 8, 2012**, and any lawfully adjourned meetings thereof, and for all purposes provided by the Articles of Incorporation, the By-Laws and the special shareholders meeting call of Mustang Geothermal.

Appendix F

7

In no event shall this proxy be valid for a period longer than 5 days after the first meeting for which it is given. This proxy shall be revocable, at any time, at the request of the undersigned-voting member.

The grantor of this proxy has been advised of all rights relative to the granting this power and has been advised or has had the opportunity to consult with an attorney of choice with respect to the propriety and ramifications of executing this proxy.

Amer Smailbegovic Name – (*please print*) Date: 3/6/2012

[signature] Signature

Authorized Signature – **Minera Inc.**

State of South Nevada)
) ss.
County of Washoe)

On this the 7th day of March, 2012, before me , the undersigned officer, personally appeared Amer Smailbegovic, known to me to be the person whose name is subscribed to the forgoing instrument and acknowledged that she executed the same for the purposes therin contained.

IN WITNESS WHEREOF, I have set my hand and official seal

My Commission Expires: 11/26/2014 [signature]

Notary Public

(Seal) NOTARY PUBLIC
STATE OF NEVADA
County of Washoe
EUCHARIA OKORIE
No 07-1327-2
My Appointment Expires Nov 20, 2014

Appendix F

8

ACTION BY WRITTEN CONSENT OF A MAJORITY OF THE ELIGIBLE VOTING SHAREHOLDERS OF MUSTANG GEOTHERMAL CORP;

A NEVADA CORPORATION IN LIEU OF A MEETING

WHEREAS, pursuant to Article 1, Section 2 of the Corporation's By-Laws, shareholders owning a majority of the entire capital stock of the Corporation issued and outstanding and entitled to vote called a Special Meeting of the Shareholders on March 8, 2012;

WHEREAS, pursuant to Article 1, Section 5 & 6 of the Corporation's By-Laws, a majority of the shares entitled to vote, represented in person or by proxy, were present and therefore constituted a quorum.

WHEREAS, pursuant to Article 1, Section 7 of the Corporation's By-Laws, any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power.

WHEREAS, holders of common stock eligible to vote at the special meeting constituting 21,625,000 shares, or approximately 63% of the total common shares issued and eligible to cast votes, held a Special Shareholder Meeting and considered, approved and authorized the terms of the of the Common Stock Share Exchange Agreement with North Homestake Mining Corp.:

RESOLVED BY MAJORITY CONSENT: By approval of a majority of the shareholders eligible to vote, the Board of Directors is authorized and directed to take whatever action is necessary and required to enter into the Common Stock Share Exchange Agreement with North Homestake Mining Corp., and to do all acts necessary as conditions precedent to close the agreement, including affecting a 10 for 1 reverse split of the Corporation's common stock; changing the name of the Corporation to Dakota Territory Resource Corp; and obtaining a new ticker symbol reflecting the name change of the Corporation.

FURTHER RESOLVED: that this consent shall be filed with the Secretary of the Corporation.

RESOLVED FURTHER, that the appropriate officers of the Corporation be, and they hereby are, authorized and empowered to execute such documents, take such steps and perform such acts as, in their judgment, may be necessary or convenient to carrying out the foregoing resolutions and that any such documents executed or acts taken by them shall be conclusive evidence of authority in so doing.

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of date first written above.

BY:

Richard Bachman, Authorized Representative to cast votes for shareholders constituting 63% of the issued and outstanding common shares eligible to vote.

Appendix F

9

Attachment:

Proxies of:

Dakota Resource Holding LLC [2.6 million common shares]

Minera Cerro EI Diablo Inc. [4.125 million common shares]

Genoa Energy Resources Ltd. [12.4 million common shares]

Minera Inc. [2.5 million common shares]

Total: 21,625,000 shares.

Appendix F

10

Appendix G

ACTION BY UNANIMOUS WRITTEN CONSENT IN LIEU OF MEETING OF THE BOARD OF DIRECTORS OF North Homestake Mining Company,
a Nevada Corporation

The undersigned, constituting all of the members of North Homestake Mining Company the board of directors (the "Board") of North Homestake Mining Company, a Nevada corporation (the "Corporation"), in lieu of holding a meeting of the Board, do hereby approve and adopt the following resolutions by this unanimous written consent ("Written Consent") pursuant to the laws of the state of Nevada.

RESOLVED THAT:

1.) Mr. Bachman is President, Secretary, Treasurer and a Director of the Company and owner of 37,500 common shares of the Company, which constitutes 50% of the common shares authorized and issued.

2.) Mr. Aberle is Vice President and a Director of the Company and owner of 37,500 common shares of the Company, which constitutes 50% of the common shares authorized and issued.

3.) Mr. Bachman is President, Chief Executive Officer, Treasurer, Chief Financial Officer, Principal Accounting Officer and a Director of Mustang Geothermal Corp.

4.) Mr. Aberle is Vice President, Chief Operating Officer and a Director of Mustang Geothermal Corp.

5.) Through Mr. Bachman and Mr. Aberle, the Company became the owner of all legal right, title and interest in certain unpatented lode mining claims (the Blind Gold Property Claims) in the State of South Dakota, County of Lawrence, legally staked and acquired in accordance with 1872 Mining Law, and by payment of rents to the United States Department of the Interior, Bureau of Land Management, on or about December 28, 2011.

6.) Mr. Bachman and Mr. Aberle entered into a 5% NSR (Net Smelter Returns) Royalty ("the Royalty") with the Company on the Blind Gold Property on October 12, 2011.

7.) As part of the Common Stock Share Exchange Agreement between the Company and Mustang Geothermal Corp, the Royalty will be assigned to Mustang Geothermal Corp and will survive the Common Stock Share Exchange, with Mr. Bachman and Mr. Aberle each maintaining a 50% beneficial and undivided interest in the Royalty.

8.) Upon closing of the Common Stock Share Exchange Agreement between the Company and Mustang Geothermal Corp, Mr. Bachman and Mr. Aberle will control a significant percentage of the issued and outstanding shares of Mustang Geothermal Corp; estimated at 90%.

9.) The financial books and records of Mustang Geothermal Corp have been presented to the Company and having conducted due diligence on Mustang Geothermal Corp and the Common Stock Share Exchange Agreement, the Company's Management Team has determined that it is in the

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Appendix G

1

Company's best interests to enter into the Common Stock Share Exchange Agreement.

10.) The Common Stock Share Exchange Agreement is entirely consistent with the objectives of the Company and the Company has used its best efforts to ensure that entering into the Common Stock Share Exchange Agreement complies with all applicable laws, and the Company's Articles of Incorporation and By-Laws.

IN WITNESS WHEREOF, this consent has been executed as of March 6, 2012.

Richard Bachman

Gerald Aberle

Appendix G

2

Appendix H

March 6, 2012

A Special Meeting of the Shareholders of North Homestake Mining Company ("North Homestake" or, the "Company"), a Nevada Corporation, was held on March 6, 2012. Pursuant to Section 1.2 of the Company's By-Laws, Mr. Richard Bachman and Mr. Gerald Aberle, stockholders representing 100% percent of the shareholders holding votes eligible to be cast, called the meeting which was held at 8:00 A.M.. Pursuant to Section 1.3 of the Company's By-Laws, notice of the Special Shareholder Meeting was waived by all of the shareholders, and pursuant to Section 1.5 of the Company's By-Laws, a quorum was determined to exist to conduct business. Attending via telephonic conference call pursuant to Nevada Revised Statute 78:320(4) were Richard Bachman and Gerald Aberle, who together own 100% of the authorized common shares of the Company and whereas all parties could hear each other at all times.

Mr. Bachman opened the meeting and as the first order of business he presented the Company's plans to sell 100% of the Company's common stock through a Definitive Common Stock Share Exchange Agreement ("the Agreement") between the Company and Mustang Geothermal Corp. ("Mustang"). As part of the discussion, Mr. Bachman and Mr. Aberle disclosed and acknowledged that:

1.) Mr. Bachman is President, Secretary, Treasurer and a Director of the Company and owner of 37,500 common shares of the Company, which constitutes 50% of the common shares authorized, and is an "interested party director" who discussed fully his financial interests in the Agreement for purposes of Nevada Revised Statutes 78:140.

2.) Mr. Aberle is Vice President and a Director of the Company and owner of 37,500 common shares of the Company, which constitutes 50% of the common shares authorized, and is an "interested party director" who discussed fully his financial interests in the Agreement for purposes of Nevada Revised Statutes 78:140.

3.) Mr. Bachman is President, Chief Executive Officer, Treasurer, Chief Financial Officer, Principal Accounting Officer and a Director of Mustang and is an "interested party" for purposes of Nevada Revised Statutes 78:140.

4.) Mr. Aberle is Vice President and a Director of Mustang and is an "interested party" for purposes of Nevada Revised Statutes 78:140.

5.) Through Mr. Bachman and Mr. Aberle, the Company became the owner of all legal right, title and interest in certain unpatented lode mining claims (the Blind Gold Property Claims) in the State of South Dakota, County of Lawrence, legally staked and acquired in accordance with 1872 Mining Law, and by payment of rents to the United

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Appendix H

1

Board of Directors Meeting
March 6, 2012
Page 2

States Department of the Interior, Bureau of Land Management, on or about December 28, 2011.

6.) Mr. Bachman and Mr. Aberle entered into a 5% NSR (Net Smelter Returns) Royalty ("the Royalty") with the Company on the Blind Gold Property on October 12, 2011.

7.) As part of the Agreement between the Company and Mustang, the Royalty will be assigned to Mustang and will survive the common stock share exchange, with Mr. Bachman and Mr. Aberle each maintaining a 50% beneficial and undivided interest in the Royalty.

8.) Upon closing of the Agreement between the Company and Mustang, Mr. Bachman and Mr. Aberle will control a significant percentage of the issued and outstanding shares of Mustang; over 90%.

9.) The financial books and records of Mustang, and the Agreement, have been presented to the Company and having conducted due diligence on Mustang and the Agreement, the Company's Management Team has determined that it is in the Company's best interests to enter into the Agreement and the Agreement is fair to the Company in compliance with Nevada Revised Statutes 78:140(1)(d).

10.) The Agreement is entirely consistent with the objectives of the Company and the Company has used its best efforts to ensure that entering into the Agreement complies with all applicable laws and the Company's Articles of Incorporation and By-Laws.

At the conclusion of the discussion regarding the interests of the Company and the disclosed interests of the Company's Officers and Directors, the shareholders voted unanimously to authorize the Board of Directors and Officers of the Company to enter into the Common Stock Share Exchange Agreement dated March 6, 2012, or as may be amended in the interests of the Company prior to closing.

No other business was brought before the Shareholders and the meeting was adjourned at 9:25 am.

Approved by: [signature]

Richard Bachman
Shareholder

[signature]

Gerald Aberle
Shareholder

Appendix H

2

WAIVER OF NOTICE OF MEETING

North Homestake Mining Company, a Nevada Corporation;
March 6, 2012 Special Shareholder Meeting
Nevada Revised Statute: 78:375

The undersigned representing all of the shareholders of North Homestake Mining Company and 100% of the issued and outstanding shares eligible to vote on any matter, hereby waives any notice otherwise required in connection with the special meeting of the shareholders of such corporation to be held on March 6, 2012, or any adjournment or postponement thereof. The undersigned further consents to the transaction of any business that may come before the meeting.

IN WITNESS WHEREOF, the undersigned have signed this waiver this 6th day of March, 2012.

__________________________ Gerald Aberle

__________________________ Richard Bachman

Constituting all of the shareholders and 100% of the issued and outstanding shares eligible to vote on any matter.

Appendix H

3

Appendix I

AMENDMENT NO. 1 TO COMMON STOCK SHARE EXCHANGE AGREEMENT BY AND BETWEEN MUSTANG GEOTHERMAL CORP AND NORTH HOMESTAKE MINING COMPANY.

RECITALS

WHEREAS, Mustang Geothermal Corp (hereafter, "Mustang") and North Homestake Mining Company (hereafter, "North Homestake") entered into a written agreement (hereafter referred to as the "Agreement") on March 8, 2012, entitled: Common Stock Share Exchange Agreement;

WHEREAS, the Agreement contained terms including covenants requiring Mustang and North Homestake to mutually exchange of common stock to affect Mustang's acquisition of North Homestake's gold exploration properties located in South Dakota. Conditions precedent to the closing of the Agreement are: (i) Mustang's affecting a ten for one reverse split of its common stock; (ii) Changing Mustang's name to Dakota Territory Resource Corp; and, (iii) Applying for and changing the ticker symbol of Mustang consistent with the proposed name change;

WHEREAS, The Agreement was agreed to close on March 31, 2012, or as soon as is legally practicable thereafter, but in no manner shall a closing occur after June 30, 2012;

WHEREAS, in anticipation of closing of the Agreement, and regulatory review by the Securities and Exchange Commission and the Financial Industry Regulatory Authority, Mustang has in good faith worked to complete (i) its annual report on Form 10-K for the year ended March 31, 2012; and, (ii) the Preliminary Form 14C Proxy Statement to be filed with the Securities and Exchange Commission, but anticipates that such filings will not be completed by June 30, 2012;

WHEREAS, North Homestake has worked in good faith to complete the audit of its financial statements for inclusion into the Mustang Preliminary Form 14C Proxy Statement in anticipation of closing, but has not yet completed its audit and does not anticipate its completion before June 30, 2012

WHEREAS, pursuant to Section 3.4 of the Agreement, the closing shall be on March 31, 2012 or as soon as legally practicable thereafter; however, the closing date shall not occur beyond June 30, 2012;

WHEREAS, pursuant to Section 7.11 of the Agreement, at any time prior to the closing date, the Agreement may be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of the Agreement may be waived or the time for performance hereof may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended;

THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is acknowledged by both Mustang and North Homestake,

IT IS HEREBY AGREED:

That Section 3.4 of the Agreement be amended to change the closing date to September 1, 2012, or as soon as legally practicable thereafter; however, the closing date shall not occur beyond September 30, 2012.

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Appendix I

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JOINT REPRESENTATIONS

The undersigned have complete authority to bind Mustang and North Homestake to this amendment and all necessary corporate action required by each party in order to enter into and execute this Amendment.

Dated:

MUSTANG GEOTHERMAL CORP

By: ______________________

Richard Bachman

President

NORTH HOMESTAKE MINING COMPANY

By: ______________________

Gerald Aberle

Vice President

Appendix I

2